UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2019

Date of reporting period: JUNE 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2019 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 16, 2019.

DODGE & COX FUNDS®

2019

Semi-Annual Report

June 30, 2019

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

6/19 SF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 13.1% for the six months ended June 30, 2019, compared to a return of 18.5% for the S&P 500 Index.

MARKET COMMENTARY

After posting strong returns in the first quarter of 2019, the U.S. equity market continued to climb during the second quarter: the S&P 500 reached an all-time high in late June and ended the first half of the year up 19%. Continued U.S. job growth and the Federal Reserve’s consideration of lower interest rates propelled U.S. stocks to record levels. Growth stocks outperformed value stocks(a) as technology-related companies surged during the six-month period: Information Technology (up 27%) and Consumer Discretionary (up 22%) were the best-performing sectors of the S&P 500, while Health Care (up 8%) and Energy (up 13%) lagged the most. These market dynamics extended a longer-term trend.

STRONG CONVICTION IN OUR VALUE-ORIENTED, ACTIVE INVESTMENT APPROACH

Over the last decade, U.S. growth stocks have outperformed value stocks by a cumulative 107 percentage points.(b) During this challenging period for value investors, the Fund has outperformed the U.S. value investment universe by 27 percentage points.(c) The valuation differential between value- and growth-oriented stocks remains wide by historical standards. Growth stocks are relatively expensive: the Russell 1000 Growth Index trades at 22.0 times forward earnings compared to 15.0 times for the Russell 1000 Value Index. This valuation gap should narrow as market prices move to more closely reflect our assessment of fundamental value. Historically, many value stocks have tended to outperform when they are particularly inexpensive, as they are today. We have conviction in our value-oriented, active investment approach and continue to believe now is an opportune time to be invested in more reasonably priced equities, selected individually after thorough research.

In addition, U.S. interest rates are extremely low by historical standards, and there is an overwhelming expectation in the market that they will remain “lower for longer.” We believe current valuations may already reflect most of these beliefs about rates. The future market “surprise” may be interest rate increases from today’s low levels, and we think there is a strong likelihood this will happen over the long term. Any increase in interest rates should create meaningful upside for many value stocks, especially in the Financials sector.

We are optimistic about the long-term outlook for the portfolio, which remains overweight in sectors poised to benefit from a rebound in U.S. value stocks such as Financials, which comprised 25.0% of the Fund compared to 13.1% for the S&P 500, and Energy at 9.6% versus 5.0%. Health Care is also an overweight in the portfolio, and accounted for 20.6% of the Fund versus 14.2% for the S&P 500.(d)

Financials

U.S. financial services companies are trading near historically low valuations relative to the overall market. Banks, for example, are trading at 57% of the S&P 500 forward price-to-earnings multiple, the lowest relative level since the dotcom bubble in 1999. Why are bank stocks so inexpensive? Since September 2018, U.S. Treasury yields have declined by 100 basis points,(e) as have market expectations for the federal funds rate through 2020. For most banks, lower rates have a negative impact on earnings, but we believe this issue has been fully priced into current valuations.

Despite low valuations, company fundamentals have been resilient. The Fund’s bank holdings that were subjected to the Fed’s 2019 stress-testing process have received approval to return a weighted average of 11% of their market cap in dividends and buybacks in 2020. This total yield compares favorably with the broad market and notably income-oriented equities, such as in the Real Estate (e.g., Investment Trusts) and Utilities sectors. Banks’ capital levels are near historical highs, as are aggregate banking sector profits. In recent years, Banks’ earnings growth has outpaced the broad market. We expect banks to offset the effects of lower interest rates through volume growth, cost controls, and share buybacks. Going forward, we are particularly constructive on several national retail banks—Bank of America, JPMorgan Chase, and Wells Fargo(f)—that are increasingly using their scale, advantages in technology, and marketing expertise to drive outsized deposit growth and profitability.

Energy

While the short-term direction of oil prices is difficult to forecast, the long-term fundamentals of supply and demand are constructive. We believe demand will continue to grow at roughly 1% per year, or around 1.0 to 1.5 million additional barrels per day. From a supply perspective, U.S. shale oil growth is currently robust, but the rate of growth should taper as U.S. shale producers shift their priority from production growth to generating free cash flow. The rest of the industry will need to reinvest at higher rates to counteract the natural decline from existing fields and to meet new demand growth. It is likely that world oil prices at or above current levels will be needed to incentivize that higher level of investment.

When evaluating energy stocks, we look for companies with assets that are on the low end of the global cost curve, management teams that have deployed capital prudently through the cycle, and low-to-reasonable valuations. We continue to find long-term opportunities in selected upstream and oilfield services companies with these characteristics and recently added to the Fund’s energy holdings, including Occidental Petroleum following its agreement to acquire Anadarko Petroleum, which is also held in the Fund.

In June, one of our global industry analysts met with Occidental’s management team at their headquarters in Houston, Texas to conduct due diligence on the company’s pending acquisition. While there are concerns about integration risk and

PAGE 2 ▪ DODGE & COX STOCK FUND

the high cost of financing, we believe Occidental’s risk-reward profile is compelling due to its attractive valuation, strong operational capabilities, and diversified, free-cash-flow generative upstream portfolio that is supplemented by its midstream and chemicals businesses. From our research on Anadarko, we know that Anadarko’s asset portfolio has been meaningfully streamlined in recent years and the remaining assets are world class with large reserves and low break-even oil prices. In addition, Occidental aims to achieve $2 billion in cost synergies, and we believe there is a high probability these savings will be realized long term. On June 30, Occidental and Anadarko were 2.3% and 1.2% positions, respectively, in the Fund.

Health Care

Within the Health Care sector, attractive valuations reflect uncertainty about potential changes to U.S. health care regulations. As part of ongoing due diligence, our global industry analysts recently met with industry experts, regulators, and policymakers in Washington, D.C. and affirmed our belief that the risk of holistic, dramatic change to U.S. drug pricing due to regulatory or market changes remains low.

There are two primary goals behind U.S. health care reform debate: providing coverage for the majority of the uninsured population and managing the rising costs of providing health care for all. If more uninsured individuals gain coverage, then the Fund’s three health care services holdings (CVS Health, Cigna, and UnitedHealth Group) should benefit as they provide managed care services for both individuals and employers. Additionally, our holdings could benefit from the expansion of government programs, such as Medicaid and Medicare, as many of these program’s beneficiaries receive their care from the Fund’s health care services holdings. While there is uncertainty around how to address the issue of rising cost, our companies are also well positioned to play a critical role in reducing U.S. health care cost trends. Moreover, these three companies have enormous competitive advantages and can leverage their scale to negotiate the best prices, invest extensively in technology and data analytics, and utilize their vast stores of clinical data to deploy innovative, proactive care management strategies. Having merged pharmacy benefit manager (PBM) companies with managed care businesses, they are well positioned to drive down the total cost of care, influence costs and incentives within the system, and deliver on the promise of patient centric care.

In Pharmaceuticals, research and development productivity continues to improve, evidenced by historically high numbers of drug approvals in the last few years. Although PBMs have been able to exert increased pricing pressure on drug manufacturers, we believe this industry has attractive prospects. The Fund continues to have a meaningful overweight position in Pharmaceuticals and Biotechnology: 14.9% compared to 6.8% for the S&P 500. These holdings have durable franchises with significant barriers to entry and long-term growth opportunities from product innovation, burgeoning emerging market demand, and development of new drug categories.

We continue to find compelling opportunities in Health Care and recently added to Cigna and Bristol-Myers Squibb, among other holdings.

Cigna

Cigna (2.2% position) is one of the largest and most diversified health care services organizations in the United States. In late 2018, Cigna acquired Express Scripts, a leading PBM, and we believe there will be significant cost savings from the transaction over the next several years. The combined company is also generating substantial free cash flow that can be used to reduce debt, repurchase shares, and drive earnings growth. In addition, Cigna has proven to be a leading innovator in the midsize employer based segment where they continue to gain share due to their patient centric care model and industry leading cost trend which remains well below industry averages. Cigna is trading at only nine times forward earnings amid heightened competitive and regulatory risks surrounding its employer-sponsored health insurance and PBM segments. Weighing the risks and opportunities, we recently added to Cigna based on our view of its modest valuation in light of its solid business franchise and management’s strong execution track record.

Bristol-Myers Squibb

Bristol-Myers Squibb—a global leader in immuno-oncology (IO)—is acquiring Celgene, a biopharmaceutical company, for $74 billion. The deal is expected to close by early 2020. While we would have preferred that the two companies remain independent, we have conducted extensive due diligence into the prospects for the combined company and continue to believe Bristol-Myers’ risk-reward profile is attractive. Hence, we recently added to the Fund’s position in Bristol-Myers, which trades at under 11 times forward earnings. Activist investors have applied significant pressure on Bristol-Myers’ management team to perform and increase profitability by commercializing Celgene’s pipeline, cutting costs, and expanding the IO business. IO drugs target a mammoth oncology market with enormous unmet needs and large patient numbers across many tumor types. The combined company will have nine products with more than $1 billion in annual sales and significant growth potential in the core disease areas of oncology, immunology, and inflammation and cardiovascular disease. On June 30, Bristol-Myers Squibb represented 2.0% of the Fund.

IN CLOSING

We remain optimistic about the long-term prospects for the Fund’s portfolio, which continues to trade at a significant discount to the market. On June 30, the Fund’s portfolio of 65 companies traded at 12.9 times forward estimated earnings, compared to 17.3 times for the S&P 500.

A fundamental, active, value-oriented investment approach requires conviction and patience. The rewards of active management are most likely to accrue to those investors who have the discipline to maintain a long-term investment horizon.

DODGE & COX STOCK FUND ▪ PAGE 3

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2019

(a)	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
(b)	The Russell 1000 Growth Index had a total return of 351.7% compared to 245.0% for the Russell 1000 Value Index from June 30, 2009 through June 30, 2019.
(c)	The Dodge & Cox Stock Fund had a total return of 272.0% from June 30, 2009 through June 30, 2019.
(d)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2019.
(e)	One basis point is equal to 1/100th of 1%.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

PAGE 4 ▪ DODGE & COX STOCK FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 5.4 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s average overweight position (21% versus 14%) and lower returns in the Health Care sector (up 4% compared to up 8% for the S&P 500 sector) hurt results. Cigna (down 17%), Bristol-Myers Squibb (down 11%), and Sanofi (up 3%) were weak.

▪

Strong performance from several large internet and technology-related stocks not held by the Fund (e.g., Amazon, Apple) detracted from relative results. The negative impact was substantial in Consumer Discretionary and Information Technology (the best-performing S&P 500 sectors), where the Fund was underweight throughout the period.

▪	In the Consumer Discretionary sector, the Fund’s holdings (down 7%) trailed the S&P 500 sector (up 22%). Qurate Retail (down 37%) and Gap (down 29%) performed poorly.
▪	In the Information Technology sector, the Fund’s holdings performed well (up 22%) but lagged the S&P 500 sector (up 27%).
▪

The Fund’s higher average weighting (26% versus 13%) and weaker returns from holdings in the Financials sector (up 13% compared to up 17% for the S&P 500 sector) hampered results. Bank of New York Mellon (down 5%), Charles Schwab (down 2%), and Wells Fargo (up 5%) lagged.

▪	Occidental Petroleum (down 16%) and FedEx (up 3%) also detracted.

Key Contributors to Relative Results

▪

The Fund’s average overweight position (15% versus 10%) and holdings in the Communication Services sector (up 21% compared to up 19% for the S&P 500 sector) aided relative results. Zayo Group Holdings (up 44%) and media companies DISH Network (up 54%), Charter Communications (up 39%), and Comcast (up 25%) were key contributors.

▪	Holdings Anadarko Petroleum (up 63%), Micro Focus International (up 56%), Johnson Controls International (up 41%), and American Express (up 31%) were standout performers.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a ten-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX STOCK FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2019

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	4.18%	8.26%	14.04%	8.46%
S&P 500 Index	10.42	10.71	14.70	5.90

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of S&P Global Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,131.40	$2.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.20	2.63
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX STOCK FUND

FUND INFORMATION (unaudited)	June 30, 2019

GENERAL INFORMATION
Net Asset Value Per Share	$187.10
Total Net Assets (billions)	$70.8
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/19 to 6/30/19, unannualized)	9%
30-Day SEC Yield(a)	1.68%
Active Share(b)	82%
Number of Companies	65
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose ten members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Median Market Capitalization (billions)	$38	$23
Weighted Average Market Capitalization (billions)	$148	$245
Price-to-Earnings Ratio(c)	12.9x	17.3x
Foreign Securities not in the S&P 500(d)	11.7%	0.0%

TEN LARGEST HOLDINGS (%)(e)	Fund
Charter Communications, Inc.	3.9
Microsoft Corp.	3.6
Wells Fargo & Co.	3.5
Comcast Corp.	3.4
Capital One Financial Corp.	3.3
FedEx Corp.	3.2
Charles Schwab Corp.	3.0
Alphabet, Inc.	2.9
Bank of America Corp.	2.8
JPMorgan Chase & Co.	2.6

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	25.0	13.1
Health Care	20.6	14.2
Information Technology	16.2	21.5
Communication Services	13.4	10.2
Energy	9.6	5.0
Industrials	7.6	9.4
Consumer Discretionary	3.4	10.2
Materials	1.0	2.8
Consumer Staples	0.7	7.3
Utilities	0.0	3.3
Real Estate	0.0	3.1

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. Active share is calculated as 100% minus the sum of the overlapping security weights.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign securities are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

COMMON STOCKS: 97.6%

	SHARES	VALUE
COMMUNICATION SERVICES: 13.4%
MEDIA & ENTERTAINMENT: 12.1%
Alphabet, Inc., Class A(a)	82,300	$89,114,440
Alphabet, Inc., Class C(a)	1,819,553	1,966,773,033
Charter Communications, Inc., Class A(a)	6,959,486	2,750,249,678
Comcast Corp., Class A	56,582,894	2,392,324,758
DISH Network Corp., Class A(a)	18,539,637	712,107,457
Fox Corp., Class A	11,471,975	420,333,164
Fox Corp., Class B	3,585,701	130,985,658
News Corp., Class A	9,313,490	125,638,980

		8,587,527,168
TELECOMMUNICATION SERVICES: 1.3%
Sprint Corp.(a)	56,515,127	371,304,384
Zayo Group Holdings, Inc.(a)(b)	15,994,900	526,392,159

		897,696,543

		9,485,223,711
CONSUMER DISCRETIONARY: 3.4%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	6,567,647	235,318,792

CONSUMER DURABLES & APPAREL: 0.4%
Mattel, Inc.(a)(b)	23,148,305	259,492,499

RETAILING: 2.7%
Booking Holdings, Inc.(a)	678,500	1,271,990,735
Qurate Retail, Inc., Series A(a)(b)	36,723,476	455,003,868
The Gap, Inc.	11,830,600	212,595,882

		1,939,590,485

		2,434,401,776
CONSUMER STAPLES: 0.7%
FOOD, BEVERAGE & TOBACCO: 0.7%
Molson Coors Brewing Company, Class B	9,293,925	520,459,800

ENERGY: 9.6%
Anadarko Petroleum Corp.(b)	12,420,142	876,365,220
Apache Corp.(b)	32,534,809	942,533,417
Baker Hughes, a GE Company	37,130,796	914,531,505
Concho Resources, Inc.	4,025,500	415,351,090
Halliburton Co.	20,089,212	456,828,681
Hess Corp.	6,015,300	382,392,621
National Oilwell Varco, Inc.	15,523,409	345,085,382
Occidental Petroleum Corp.	32,937,926	1,656,118,919
Schlumberger, Ltd. (Curacao/United States)	20,014,845	795,389,940

		6,784,596,775
FINANCIALS: 25.0%
BANKS: 9.8%
Bank of America Corp.	69,455,300	2,014,203,700
BB&T Corp.	13,492,544	662,888,687
JPMorgan Chase & Co.	16,296,500	1,821,948,700
Wells Fargo & Co.	51,874,841	2,454,717,476

		6,953,758,563
DIVERSIFIED FINANCIALS: 12.2%
American Express Co.	12,037,100	1,485,859,624
Bank of New York Mellon Corp.	28,770,224	1,270,205,389
Capital One Financial Corp.(b)	25,380,113	2,302,991,454
Charles Schwab Corp.	52,308,300	2,102,270,577
Goldman Sachs Group, Inc.	7,016,700	1,435,616,820

		8,596,943,864
INSURANCE: 3.0%
AEGON NV (Netherlands)	75,622,022	374,329,009
Brighthouse Financial, Inc.(a)(b)	6,685,763	245,300,645
MetLife, Inc.	30,367,100	1,508,333,857

		2,127,963,511

		17,678,665,938

	SHARES	VALUE
HEALTH CARE: 20.7%
HEALTH CARE EQUIPMENT & SERVICES: 5.7%
Cigna Corp.	10,067,793	$1,586,180,787
CVS Health Corp.	12,041,500	656,141,335
Danaher Corp.	3,033,100	433,490,652
Medtronic PLC (Ireland/United States)	4,110,000	400,272,900
UnitedHealth Group, Inc.	3,912,460	954,679,365

		4,030,765,039
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.0%
Alnylam Pharmaceuticals, Inc.(a)	3,197,761	232,029,538
AstraZeneca PLC ADR (United Kingdom)	32,630,573	1,346,990,053
Bristol-Myers Squibb Co.	30,546,239	1,385,271,939
Eli Lilly and Co.	5,552,119	615,119,264
Gilead Sciences, Inc.	11,322,512	764,948,911
GlaxoSmithKline PLC ADR (United Kingdom)	31,935,000	1,278,038,700
Incyte Corp.(a)	1,995,900	169,571,664
Novartis AG ADR (Switzerland)	17,366,300	1,585,716,853
Roche Holding AG ADR (Switzerland)	41,406,999	1,453,385,665
Sanofi ADR (France)	40,337,328	1,745,396,182

		10,576,468,769

		14,607,233,808
INDUSTRIALS: 7.6%
CAPITAL GOODS: 4.4%
Johnson Controls International PLC (Ireland/United States)	44,065,751	1,820,356,174
United Technologies Corp.	10,220,700	1,330,735,140

		3,151,091,314
TRANSPORTATION: 3.2%
FedEx Corp.(b)	13,636,099	2,238,911,095

		5,390,002,409
INFORMATION TECHNOLOGY: 16.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.4%
Maxim Integrated Products, Inc.	5,674,375	339,441,113
Microchip Technology, Inc.(b)	15,477,133	1,341,867,431

		1,681,308,544
SOFTWARE & SERVICES: 5.3%
Cognizant Technology Solutions Corp., Class A	10,638,400	674,368,176
Micro Focus International PLC ADR(b) (United Kingdom)	19,870,228	520,401,271
Microsoft Corp.	19,161,400	2,566,861,144

		3,761,630,591
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.5%
Cisco Systems, Inc.	16,267,311	890,309,931
Dell Technologies, Inc., Class C(a)	8,840,717	449,108,423
Hewlett Packard Enterprise Co.(b)	75,227,245	1,124,647,313
HP Inc.	74,243,278	1,543,517,750
Juniper Networks, Inc.(b)	29,879,065	795,679,501
TE Connectivity, Ltd. (Switzerland)	12,923,075	1,237,772,123

		6,041,035,041

		11,483,974,176

MATERIALS: 1.0%
Celanese Corp.	6,253,598	674,137,864

TOTAL COMMON STOCKS (Cost $50,100,186,902)		$69,058,696,257

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 1.7%
Bank of Montreal(c) 2.45%, dated 6/28/19, due 7/1/19, maturity value $123,425,194	$123,400,000	$123,400,000
Fixed Income Clearing Corporation(c) 1.60%, dated 6/28/19, due 7/1/19, maturity value $735,826,097	735,728,000	735,728,000
Royal Bank of Canada(c) 2.47%, dated 6/28/19, due 7/1/19, maturity value $329,367,781	329,300,000	329,300,000

		1,188,428,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	281,104,287	281,104,287

TOTAL SHORT-TERM INVESTMENTS (Cost $1,469,532,287)		$1,469,532,287

TOTAL INVESTMENTS IN SECURITIES (Cost $51,569,719,189)	99.7%	$70,528,228,544
OTHER ASSETS LESS LIABILITIES	0.3%	234,380,903

NET ASSETS	100.0%	$70,762,609,447

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Bills 8/15/19-9/12/19, U.S. Treasury Notes 1.25%-3.125%, 12/31/19-2/15/49, and U.S. Treasury Inflation Indexed Notes 0.125%-3.875%, 4/15/21-2/15/46. Total collateral value is $125,893,699.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.375%-2.25%, 4/30/21. Total collateral value is $750,449,052.

Royal Bank of Canada: U.S. Treasury Notes 2.25%-2.50%, 3/31/21-12/31/24. Total collateral value is $335,955,153.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	10,821	9/20/19	$1,592,959,410	$16,691,793

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2019
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $41,467,708,412)	$58,898,642,671
Affiliated issuers (cost $10,102,010,777)	11,629,585,873

$70,528,228,544
Deposits with broker for futures contracts	68,172,300
Receivable for variation margin for futures contracts	7,195,964
Receivable for investments sold	145,547,498
Receivable for Fund shares sold	36,745,287
Dividends and interest receivable	87,063,252
Prepaid expenses and other assets	528,890

70,873,481,735

LIABILITIES:
Payable for investments purchased	37,162,547
Payable for Fund shares redeemed	44,828,359
Management fees payable	28,671,611
Accrued expenses	209,771

110,872,288

NET ASSETS	$70,762,609,447

NET ASSETS CONSIST OF:
Paid in capital	$49,211,244,157
Total distributable earnings	21,551,365,290

$70,762,609,447

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	378,209,583
Net asset value per share	$187.10

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $25,376,047)
Unaffiliated issuers	$719,371,623
Affiliated issuers	222,021,081
Interest	15,647,489

957,040,193

EXPENSES:
Management fees	172,909,232
Custody and fund accounting fees	357,922
Transfer agent fees	1,901,042
Professional services	146,977
Shareholder reports	995,340
Registration fees	263,311
Trustees’ fees	170,833
ADR depositary service fees	4,179,100
Miscellaneous	380,616

181,304,373

NET INVESTMENT INCOME	775,735,820

REALIZED AND UNREALIZED GAIN:
Net realized gain
Investments in securities of unaffiliated issuers	1,907,061,878
Investments in securities of affiliated issuers	341,793,439
Futures contracts	245,507,317
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	3,776,957,902
Investments in securities of affiliated issuers	1,265,501,366
Futures contracts	15,184,852

Net realized and unrealized gain (loss)	7,552,006,754

NET CHANGE IN NET ASSETS FROM OPERATIONS	$8,327,742,574

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$775,735,820	$1,006,222,609
Net realized gain (loss)	2,494,362,634	6,749,317,514
Net change in unrealized appreciation/depreciation	5,057,644,120	(12,568,242,564)

	8,327,742,574	(4,812,702,441)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,032,980,959)	(5,765,113,809)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,855,360,289	8,154,979,913
Reinvestment of distributions	2,863,944,145	5,469,183,979
Cost of shares redeemed	(5,256,148,749)	(10,942,582,148)

Net change from Fund share transactions	2,463,155,685	2,681,581,744

Total change in net assets	7,757,917,300	(7,896,234,506)

NET ASSETS:
Beginning of period	63,004,692,147	70,900,926,653

End of period	$70,762,609,447	$63,004,692,147

SHARE INFORMATION:
Shares sold	26,151,285	40,043,780
Distributions reinvested	15,599,226	30,452,377
Shares redeemed	(28,128,636)	(54,124,818)

Net change in shares outstanding	13,621,875	16,371,339

PAGE 10 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2019, these S&P 500 futures contracts had notional values up to 4% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(a)	$69,058,696,257	$—
Short-term Investments
Repurchase Agreements	—	1,188,428,000
Money Market Fund	281,104,287	—

Total	$69,339,800,544	$1,188,428,000

Other Investments
Futures Contracts
Appreciation	$16,691,793	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, net short-term realized gain (loss), certain corporate action transactions, derivatives, and distributions.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
Ordinary income	$857,139,473		$1,021,848,439
	($2.306 per share	)	($2.947 per share	)
Long-term capital gain	$2,175,841,486		$4,743,265,370
	($5.929 per share	)	($13.793 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$91,321,645
Undistributed long-term capital gain	2,175,559,439

At June 30, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$51,622,194,985

Unrealized appreciation	22,221,226,056
Unrealized depreciation	(3,298,500,704)

Net unrealized appreciation	18,922,725,352

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—REDEMPTIONS IN-KIND

During the six months ended June 30, 2019, the Fund distributed securities and cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund realized a net gain of $69,902,483 attributable to the redemption in-kind: $63,172,477 from unaffiliated issuers and $6,730,006 from affiliated issuers. For tax purposes, no capital gain on the redemption in-kind was recognized.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each

Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2019, the Fund’s commitment fee amounted to $212,619 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2019, purchases and sales of securities, other than short-term securities, aggregated $7,576,734,723 and $6,203,312,654, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2019. Transactions during the period in these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period
COMMON STOCKS: 16.4%
COMMUNICATION SERVICES: 0.7%
Zayo Group Holdings, Inc.(b)	16,027,500	—	(32,600)	15,994,900	$—	$(145,386)	$161,307,916	$526,392,159

CONSUMER DISCRETIONARY: 1.0%
Mattel, Inc.(b)	20,504,501	3,000,000	(356,196)	23,148,305	—	(342,397)	24,255,693	259,492,499
Qurate Retail, Inc., Series A(b)	32,289,076	4,500,000	(65,600)	36,723,476	—	1,286,181	(244,408,793)	455,003,868

								714,496,367

ENERGY: 2.6%
Anadarko Petroleum Corp.	26,957,621	1,075,000	(15,612,479)	12,420,142	15,393,943	268,827,112	472,828,442	876,365,220
Apache Corp.	31,484,032	1,116,977	(66,200)	32,534,809	16,283,955	574,351	87,510,226	942,533,417

								1,818,898,637

FINANCIALS: 3.6%
Brighthouse Financial, Inc.(b)	6,699,363	—	(13,600)	6,685,763	—	82,225	41,612,484	245,300,645
Capital One Financial Corp.	22,661,213	2,770,000	(51,100)	25,380,113	20,124,530	2,967,578	368,249,108	2,302,991,454

								2,548,292,099

INDUSTRIALS: 3.2%
FedEx Corp.	9,663,999	3,995,000	(22,900)	13,636,099	16,267,679	3,275,783	(33,206,208)	2,238,911,095

INFORMATION TECHNOLOGY: 5.3%
Hewlett Packard Enterprise Co.	84,295,793	1,000,000	(10,068,548)	75,227,245	17,815,414	64,065,639	99,149,713	1,124,647,313
Juniper Networks, Inc.	25,633,165	4,300,000	(54,100)	29,879,065	10,651,045	312,179	(6,146,009)	795,679,501
Microchip Technology, Inc.	11,350,233	4,350,000	(223,100)	15,477,133	8,681,297	335,658	186,359,752	1,341,867,431
Micro Focus International PLC ADR(c)	19,910,713	—	(40,485)	19,870,228	116,803,218	554,516	107,989,042	520,401,271

								3,782,595,516

					$222,021,081	$341,793,439	$1,265,501,366	$11,629,585,873

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Shares reflect a reverse stock split on April 30, 2019

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$172.81		$203.61	$184.30	$162.77	$180.94	$168.87
Income from investment operations:
Net investment income	2.08		2.90	3.09	3.05	2.42	2.83
Net realized and unrealized gain (loss)	20.45		(16.96)	30.03	30.56	(10.55)	14.60

Total from investment operations	22.53		(14.06)	33.12	33.61	(8.13)	17.43

Distributions to shareholders from:
Net investment income	(2.08)		(2.90)	(3.11)	(3.03)	(2.46)	(2.80)
Net realized gain	(6.16)		(13.84)	(10.70)	(9.05)	(7.58)	(2.56)

Total distributions	(8.24)		(16.74)	(13.81)	(12.08)	(10.04)	(5.36)

Net asset value, end of period	$187.10		$172.81	$203.61	$184.30	$162.77	$180.94

Total return	13.14%		(7.08)%	18.32%	21.27%	(4.47)%	10.43%
Ratios/ supplemental data:
Net assets, end of period (millions)	$70,763		$63,005	$70,901	$61,600	$54,845	$60,260
Ratios of expenses to average net assets	0.52	%(a)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratios of net investment income to average net assets	2.24	%(a)	1.41%	1.58%	1.83%	1.36%	1.62%
Portfolio turnover rate	9%		20%	13%	16%	15%	17%
(a)	Annualized

See accompanying Notes to Financial Statements

PAGE 14 ▪ DODGE & COX STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX STOCK FUND ▪ PAGE 15

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Semi-Annual Report

June 30, 2019

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

6/19 GSF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 12.2% for the six months ended June 30, 2019, compared to a return of 17.0% for the MSCI World Index.

MARKET COMMENTARY

After declining in the fourth quarter of 2018, global equity markets rebounded strongly through the first half of 2019, taking the S&P 500 Index, MSCI EAFE Index, and MSCI Emerging Markets Index back to levels seen in the third quarter of last year. Every developed market and most emerging market countries posted positive equity returns. As debates about trade wars, global economic growth, and the durability of low interest rates continue, so do two ongoing market themes that have persisted over the last decade. First, will U.S. equities continue to outperform international equities; and second, will growth stocks continue to outperform value stocks.(a)

A COMPELLING STARTING POINT

Over the past 10 years, the U.S. equity market’s annualized total return was more than double that of international developed markets: the S&P 500 returned an average of 14.7% per annum compared to 6.9% for the MSCI EAFE.

While earnings growth has been higher in the United States over the past decade, the current valuation spread between the U.S. and international equity markets is now near a 15-year high. The MSCI EAFE is trading at an attractive valuation of 13.5 times forward earnings, versus the S&P 500 at 17.3 times.(b)

Accordingly, the Fund’s portfolio is tilted toward international stocks and trades at a compelling 11.8 times forward earnings. History has demonstrated that starting valuations are significant drivers of long-term equity returns and lower starting valuations tend to produce more attractive long-term results. In addition, many of the Fund’s holdings have the potential to improve profitability and return meaningful amounts of capital to shareholders through dividends and share buybacks. We believe this combination provides a strong foundation for long-term returns.

AN OPPORTUNE TIME TO BE INVESTED IN VALUE STOCKS

The underperformance of value stocks has been another prominent global market trend. Over the past decade, the MSCI World Growth Index has outpaced the MSCI World Value Index by 76 percentage points, largely because of a valuation decline for the MSCI World Value. Earnings growth and dividend yield were actually higher for the value index.(c)

The valuation differential between value- and growth-oriented stocks remains wide by historical standards. Growth stocks are relatively expensive: 20.8 times forward earnings for MSCI World Growth versus 12.4 times for MSCI World Value. This valuation gap should narrow as market prices move to more closely reflect our assessment of fundamental value. Historically, many value stocks have tended to outperform when they are particularly inexpensive, as they are today.

In addition, interest rates around the world are low by historical standards, and there is an overwhelming expectation in the market that they will remain “lower for longer.” We believe current valuations may already reflect most of these beliefs about rates. The future market “surprise” may be interest rate increases from today’s low levels, and we think there is a strong likelihood this will happen over the long term. Any increase in interest rates should create meaningful upside for many value stocks, especially in the Financials sector.

We have conviction in our value-oriented, active investment approach and continue to believe now is an opportune time to be invested in value stocks. Importantly, the Fund remains overweight in sectors poised to benefit from a rebound in value stocks, notably Financials and Energy.

Financials

Investors have steeply discounted companies with greater macro sensitivity and higher stock price volatility, and the Financials sector embodies investors’ concerns about the macro picture (e.g., low interest rates, low global growth). Financials, the largest component of the value universe, comprised 24.6% of the MSCI World Value and 15.8% of the MSCI World, and constituted 29.1% of the Fund on June 30.

European & UK Financials

Over half of the Fund’s Financials exposure is invested in Europe and the United Kingdom.(d) The Fund’s European Financials have been a large detractor from performance for several years, mostly due to valuation compression; however, earnings have improved in aggregate. Our global industry analysts have retested our views by incorporating input from our macro research team, learnings from industry conferences, and insights from meetings with senior management teams of these companies, competitors, regulators, central bankers, and policymakers. Based on this work, we continue to believe the Fund’s European Financials investments represent some of the best long-term opportunities currently available in the market.

These companies are more resilient today than they were in previous periods of economic stress when valuations were at similar levels. They have greatly improved their underlying fundamentals by strengthening their balance sheets and increasing capital ratios, while pursuing initiatives to improve profitability. Hence, on a bottom-up basis, we recently added to the Fund’s positions in BNP Paribas, Credit Suisse Group, Societe Generale, and UniCredit.(e) While our baseline expectation is for a prolonged period of low growth and low interest rates in Europe, any improvement in the macroeconomic backdrop, notably higher interest rates, could drive further upside.

Credit Suisse—a 1.5% position in the Fund—is a leading global wealth manager with attractive growth opportunities serving ultra-high net worth clients. The company recently completed a four-year restructuring program, which resulted in significant asset disposals, cost cuts, and balance sheet recapitalization. Significant litigation liabilities are largely behind

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

the company. Today, Credit Suisse is increasingly generating and distributing capital through dividends and share buybacks. Yet, the company trades at less than nine times forward earnings, and we believe that over a longer-term horizon the company should be able to grow at attractive rates.

U.S. Financials

In the United States, financial services companies are trading near historically low valuations relative to the overall market. Banks, for example, are trading at 57% of the S&P 500 forward price-to-earnings multiple, the lowest relative level since the dotcom bubble in 1999. Why are bank stocks so inexpensive? Since September 2018, U.S. Treasury yields have declined by 100 basis points,(f) as have market expectations for the federal funds rate through 2020. For most banks, lower rates have a negative impact on earnings, but we believe this issue has been fully priced into current valuations.

Despite low valuations, company fundamentals have been resilient. The Fund’s U.S. bank holdings that were subjected to the Federal Reserve’s 2019 stress-testing process have received approval to return a weighted average of 10% of their market cap in dividends and buybacks in 2020. This total yield compares favorably with the broad market and notably income-oriented equities, such as in the Real Estate (e.g., Investment Trusts) and Utilities sectors. Banks’ capital levels are near historical highs, as are aggregate banking sector profits. In recent years, banks’ earnings growth has outpaced the broad market. We expect banks to offset the effects of lower interest rates through volume growth, cost controls, and share buybacks. Going forward, we are particularly constructive on the Fund’s national retail bank holdings—Bank of America and Wells Fargo—that are increasingly using their scale, advantages in technology, and marketing expertise to drive outsized deposit growth and profitability.

Energy

Energy is another significant component of the MSCI World Value. While the short-term direction of oil prices is difficult to forecast, the long-term fundamentals of supply and demand are constructive. We believe global demand will continue to grow at roughly 1% per year, or around 1.0 to 1.5 million additional barrels per day. From a supply perspective, U.S. shale oil growth is currently robust, but the rate of growth should taper as U.S. shale producers shift their priority from growing production to generating free cash flow. The rest of the industry will need to reinvest at higher rates to counteract the natural decline from existing fields and to meet new demand growth. It is likely that world oil prices at or above current levels will be needed to incentivize that higher level of investment.

When evaluating energy stocks, we look for companies with assets that are on the low end of the global cost curve, management teams that have deployed capital prudently through the cycle, and low-to-reasonable valuations. We continue to find long-term opportunities in selected upstream and oilfield services companies with these characteristics. On a bottom-up basis, we recently added to the portfolio’s energy holdings, notably

Occidental Petroleum following its agreement to acquire Anadarko Petroleum, which is also held in the Fund.

In June, one of our global industry analysts met with Occidental’s management team at their headquarters in Houston, Texas to conduct due diligence on the company’s pending acquisition. While there are concerns about integration risk and the high cost of financing, we believe Occidental’s risk-reward profile is compelling due to its attractive valuation, strong operational capabilities, and diversified, free-cash-flow generative upstream portfolio that is supplemented by its midstream and chemicals businesses. From our previous research on Anadarko, we know that Anadarko’s asset portfolio has been meaningfully streamlined in recent years and the remaining assets are world class with large reserves and low break-even oil prices. In addition, Occidental aims to achieve $2 billion in cost synergies, and we believe there is a high probability these savings will be realized long term. On June 30, Occidental and Anadarko were 2.0% and 0.9% positions, respectively, in the Fund.

IN CLOSING

During a challenging decade for value investors, the Fund has outperformed the global value investment universe by 52 percentage points.(g) We are optimistic about the long-term outlook for the Fund, which remains tilted towards international stocks and sectors poised to benefit from a rebound in value stocks, such as Financials and Energy. As share prices and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2019

(a)	Value stocks are the lower valuation portion of the equity market and growth stocks are the higher valuation portion.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2019.
(c)	The MSCI World Growth Index had a total return of 216.4% compared to 140.6% for the MSCI World Value Index from June 30, 2009 through June 30, 2019.
(d)	On June 30, Financials accounted for 29.1% and European Financials represented 15.2% of the Fund’s net assets.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(f)	One basis point is equal to 1/100th of 1%.
(g)	The Dodge & Cox Global Stock Fund had a cumulative total return of 192.5% compared to 140.6% for the MSCI World Value Index from June 30, 2009 through June 30, 2019.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 4.7 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s average overweight position in the Financials sector (31% versus 16% for the MSCI World sector), combined with weak relative returns (up 10% compared to up 15%), hurt results. Societe Generale (down 15%) was a detractor.

▪

Relative returns in the Health Care sector (up 6% compared to up 10% for the MSCI World sector), combined with an average overweight position (17% versus 13%), had a negative impact. Bristol-Myers Squibb (down 11%) and Sanofi (up 3%) detracted from results.

▪	Other detractors include Qurate Retail (down 37%), Grupo Televisa (down 32%), Baidu (down 25%), Occidental Petroleum (down 16%), and FedEx (up 3%).

Key Contributors to Relative Results

▪	Strong returns in the Consumer Staples sector (up 22% compared to up 15% for the MSCI World sector), combined with the Fund’s average underweight position (1% versus 9%), had a positive impact.
▪	Relative returns in the Energy sector (up 17% compared to up 13% for the MSCI World sector) also helped performance, especially Anadarko Petroleum (up 64%).
▪	Additional contributors included Micro Focus International (up 53%), JD.com (up 45%), Zayo Group Holdings (up 44%), Johnson Controls International (up 41%), and Charter Communications (up 39%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 25 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2019

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	1.49%	11.91%	4.76%	11.33%
MSCI World Index	6.33	11.77	6.60	10.72

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,122.40	$3.28
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.70	3.13
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2019

GENERAL INFORMATION
Net Asset Value Per Share	$12.38
Total Net Assets (billions)	$9.7
Expense Ratio	0.62%
Portfolio Turnover Rate (1/1/19 to 6/30/19, unannualized)	12%
30-Day SEC Yield(a)	1.93%
Active Share(b)	88%
Number of Companies	85
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Equity Investment Committee, whose seven members’ average tenure at Dodge & Cox is 25 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Median Market Capitalization (billions)	$38	$13
Weighted Average Market Capitalization (billions)	$105	$157
Price-to-Earnings Ratio(c)	11.8x	15.6x
Countries Represented	20	23
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea, Thailand)(f)(g)	13.2%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Charter Communications, Inc. (United States)	3.1
Novartis AG (Switzerland)	2.3
Alphabet, Inc. (United States)	2.2
FedEx Corp. (United States)	2.2
Comcast Corp. (United States)	2.2
UniCredit SPA (Italy)	2.2
Sanofi (France)	2.2
Roche Holding AG (Switzerland)	2.2
Johnson Controls International PLC (United States)	2.1
Occidental Petroleum Corp. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(f)(g)	Fund	MSCI World
United States	45.7	62.7
Europe (excluding United Kingdom)	24.5	15.7
United Kingdom	9.3	5.7
Asia Pacific (excluding Japan)	7.5	4.3
Latin America	3.9	0.0
Japan	3.0	8.0
Africa	1.6	0.0
Canada	1.3	3.5
Middle East	0.0	0.2

SECTOR DIVERSIFICATION (%)(g)	Fund	MSCI World
Financials	29.1	15.8
Health Care	16.6	12.6
Communication Services	14.1	8.3
Information Technology	9.7	16.3
Energy	7.9	5.7
Industrials	7.6	11.2
Consumer Discretionary	7.4	10.5
Materials	3.6	4.6
Consumer Staples	0.6	8.5
Real Estate	0.4	3.2
Utilities	0.0	3.3

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. Active share is calculated as 100% minus the sum of the overlapping security weights.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

(g)

Includes the Fund’s Naspers common equity market value as well as the market value of a synthetic position in “core Naspers” (i.e. Naspers excluding its holdings of Tencent), which comprises a long total return swap in Naspers common equity and a short total return swap in Tencent common equity, each with similar notional values. For context, Naspers owns a 31% stake in Tencent.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

COMMON STOCKS: 93.9%

	SHARES	VALUE
COMMUNICATION SERVICES: 14.1%
MEDIA & ENTERTAINMENT: 12.3%
Alphabet, Inc., Class C(a) (United States)	201,999	$218,342,739
Altice Europe NV, Series A(a) (Netherlands)	7,733,145	27,778,226
Baidu, Inc. ADR(a) (Cayman Islands/China)	991,200	116,327,232
Charter Communications, Inc., Class A(a) (United States)	758,597	299,782,362
Comcast Corp., Class A (United States)	5,058,700	213,881,836
DISH Network Corp., Class A(a) (United States)	1,630,800	62,639,028
Grupo Televisa SAB ADR (Mexico)	12,391,400	104,583,416
Liberty Global PLC, Series C(a) (United Kingdom)	5,107,000	135,488,710
MultiChoice Group, Ltd.(a) (South Africa)	832,403	7,917,432
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	4,195,511

		1,190,936,492
TELECOMMUNICATION SERVICES: 1.8%
Millicom International Cellular SA SDR (Luxembourg)	1,003,400	56,457,897
Sprint Corp.(a) (United States)	8,868,500	58,266,045
Zayo Group Holdings, Inc.(a) (United States)	1,975,100	65,000,541

		179,724,483

		1,370,660,975
CONSUMER DISCRETIONARY: 7.4%
AUTOMOBILES & COMPONENTS: 1.6%
Bayerische Motoren Werke AG (Germany)	894,300	66,190,586
Honda Motor Co., Ltd. (Japan)	3,289,100	84,961,680

		151,152,266
CONSUMER DURABLES & APPAREL: 0.2%
Mattel, Inc.(a) (United States)	2,144,367	24,038,354

RETAILING: 5.6%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	462,700	78,404,515
Booking Holdings, Inc.(a) (United States)	76,100	142,665,431
JD.com, Inc. ADR(a) (Cayman Islands/China)	3,508,346	106,267,800
Naspers, Ltd. (South Africa)	636,453	154,516,419
Qurate Retail, Inc., Series A(a) (United States)	5,081,572	62,960,677

		544,814,842

		720,005,462
CONSUMER STAPLES: 0.6%
FOOD & STAPLES RETAILING: 0.6%
Magnit PJSC (Russia)	1,006,100	59,400,650

ENERGY: 7.3%
Anadarko Petroleum Corp. (United States)	1,284,000	90,599,040
Apache Corp. (United States)	4,567,082	132,308,366
Baker Hughes, a GE Company (United States)	2,333,727	57,479,696
Hess Corp. (United States)	638,632	40,597,836
National Oilwell Varco, Inc. (United States)	162,035	3,602,038
Occidental Petroleum Corp. (United States)	3,819,663	192,052,656
Schlumberger, Ltd. (Curacao/United States)	1,431,200	56,875,888
Suncor Energy, Inc. (Canada)	4,150,300	129,323,348

		702,838,868
FINANCIALS: 27.5%
BANKS: 17.2%
Axis Bank, Ltd.(a) (India)	7,405,600	86,873,849
Banco Santander SA (Spain)	34,420,998	159,711,270
Bank of America Corp. (United States)	4,797,300	139,121,700
Barclays PLC (United Kingdom)	77,141,900	146,753,522
BNP Paribas SA (France)	3,931,600	186,715,570
ICICI Bank, Ltd. (India)	27,926,136	176,673,697
Kasikornbank PCL- Foreign (Thailand)	4,969,500	30,707,435
Mitsubishi UFJ Financial Group, Inc. (Japan)	14,775,000	70,164,634
Societe Generale SA (France)	5,964,685	150,705,913

	SHARES	VALUE
Standard Chartered PLC (United Kingdom)	16,581,477	$150,393,632
UniCredit SPA (Italy)	17,345,566	213,528,191
Wells Fargo & Co. (United States)	3,302,773	156,287,218

		1,667,636,631
DIVERSIFIED FINANCIALS: 8.7%
American Express Co. (United States)	298,000	36,785,120
Bank of New York Mellon Corp. (United States)	1,284,400	56,706,260
Capital One Financial Corp. (United States)	1,949,200	176,870,408
Charles Schwab Corp. (United States)	2,999,400	120,545,886
Credit Suisse Group AG (Switzerland)	12,113,899	145,250,141
Goldman Sachs Group, Inc. (United States)	678,900	138,902,940
UBS Group AG (Switzerland)	14,570,700	173,140,873

		848,201,628
INSURANCE: 1.6%
AEGON NV (Netherlands)	11,620,680	57,850,354
Aviva PLC (United Kingdom)	18,209,820	96,317,909

		154,168,263

		2,670,006,522
HEALTH CARE: 16.6%
HEALTH CARE EQUIPMENT & SERVICES: 3.0%
Cigna Corp. (United States)	638,838	100,648,927
CVS Health Corp. (United States)	1,841,700	100,354,233
UnitedHealth Group, Inc. (United States)	383,400	93,553,434

		294,556,594
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.6%
Alnylam Pharmaceuticals, Inc.(a) (United States)	358,500	26,012,760
AstraZeneca PLC (United Kingdom)	1,461,700	119,507,623
Bayer AG (Germany)	2,275,220	157,661,106
Bristol-Myers Squibb Co. (United States)	2,542,700	115,311,445
GlaxoSmithKline PLC (United Kingdom)	9,298,400	186,172,759
Incyte Corp.(a) (United States)	673,300	57,203,568
Novartis AG (Switzerland)	2,493,700	227,861,135
Roche Holding AG (Switzerland)	753,300	211,937,969
Sanofi (France)	2,468,762	213,096,805

		1,314,765,170

		1,609,321,764
INDUSTRIALS: 7.6%
CAPITAL GOODS: 5.3%
Johnson Controls International PLC (Ireland/United States)	4,850,940	200,392,331
Mitsubishi Electric Corp. (Japan)	10,640,500	140,044,238
Schneider Electric SA (France)	848,578	76,961,875
United Technologies Corp. (United States)	768,700	100,084,740

		517,483,184
TRANSPORTATION: 2.3%
FedEx Corp. (United States)	1,324,500	217,469,655

		734,952,839
INFORMATION TECHNOLOGY: 8.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.4%
Microchip Technology, Inc. (United States)	1,602,300	138,919,410

SOFTWARE & SERVICES: 2.8%
Cognizant Technology Solutions Corp., Class A (United States)	1,051,200	66,635,568
Micro Focus International PLC (United Kingdom)	2,612,699	68,483,423
Microsoft Corp. (United States)	1,037,700	139,010,292

		274,129,283

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

COMMON STOCKS (continued)

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 4.6%
Dell Technologies, Inc., Class C(a) (United States)	1,077,643	$54,744,264
Hewlett Packard Enterprise Co. (United States)	5,823,298	87,058,305
HP Inc. (United States)	4,207,700	87,478,083
Juniper Networks, Inc. (United States)	3,167,168	84,341,684
Samsung Electronics Co., Ltd. (South Korea)	159,600	6,496,514
TE Connectivity, Ltd. (Switzerland)	1,311,115	125,578,595

		445,697,445

		858,746,138
MATERIALS: 3.6%
Celanese Corp. (United States)	826,200	89,064,360
Cemex SAB de CV ADR (Mexico)	11,439,917	48,505,248
LafargeHolcim, Ltd. (Switzerland)	1,519,662	74,208,449
Linde PLC (Ireland/United States)	669,061	134,393,443

		346,171,500
REAL ESTATE: 0.4%
Hang Lung Group, Ltd. (Hong Kong)	14,717,900	40,790,422

TOTAL COMMON STOCKS (Cost $8,292,401,978)		$9,112,895,140

PREFERRED STOCKS: 3.1%
ENERGY: 0.6%
Petroleo Brasileiro SA (Brazil)	8,681,506	61,969,578

FINANCIALS: 1.6%
BANKS: 1.6%
Itau Unibanco Holding SA (Brazil)	16,859,293	159,199,459

INFORMATION TECHNOLOGY: 0.9%
TECHNOLOGY, HARDWARE & EQUIPMENT: 0.9%
Samsung Electronics Co., Ltd. (South Korea)	2,509,700	83,138,635

TOTAL PREFERRED STOCKS (Cost $134,304,810)		$304,307,672

SHORT-TERM INVESTMENTS: 2.7%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 2.3%
Bank of Montreal(b) 2.45%, dated 6/28/19, due 7/1/19, maturity value $21,804,451	$21,800,000	$21,800,000
Fixed Income Clearing Corporation(b) 1.60%, dated 6/28/19, due 7/1/19, maturity value $142,026,934	142,008,000	142,008,000
Royal Bank of Canada(b) 2.47%, dated 6/28/19, due 7/1/19, maturity value $58,111,959	58,100,000	58,100,000

		221,908,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	38,649,243	38,649,243

TOTAL SHORT-TERM INVESTMENTS (Cost $260,557,243)		$260,557,243

TOTAL INVESTMENTS IN SECURITIES (Cost $8,687,264,031)	99.7%	$9,677,760,055
OTHER ASSETS LESS LIABILITIES	0.3%	33,580,801

NET ASSETS	100.0%	$9,711,340,856

(a)	Non-income producing
(b)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Bill 9/12/19, U.S. Treasury Notes 0.875%-3.00%, 7/31/19-2/15/49, and U.S. Treasury Inflation Indexed Notes 0.375%-2.00%, 1/15/26-7/15/27. Total collateral value is $22,240,540.

Royal Bank of Canada: U.S. Treasury Note 2.125%, 3/31/24. Total collateral value is $59,274,200.

Fixed Income Clearing Corporation: U.S. Treasury Notes 2.125%-2.625%, 6/15/21-7/15/21. Total collateral value is $144,851,041.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

EQUITY TOTAL RETURN SWAPS(a)

Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Total Return on Naspers, Ltd.	2.898%	JPMorgan	7/10/20	$68,983,815	$122,775

2.198%	Total Return on Tencent Holdings, Ltd.	JPMorgan	7/10/20	71,123,430	(3,937,163)

					$(3,814,388)

(a)

The combination of the equity total return swaps is designed to provide exposure to Naspers, Ltd. excluding the effect of Naspers Ltd.’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity, and no upfront payments were made.

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	1,283	9/20/19	$188,870,430	$1,779,912

CURRENCY FORWARD CONTRACTS

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Barclays	9/11/19	USD	18,676,288	CHF	18,450,000	$(344,338)
Credit Suisse	8/14/19	USD	15,895,915	CHF	15,866,667	(422,129)
Goldman Sachs	9/11/19	USD	18,641,542	CHF	18,450,000	(379,083)
Morgan Stanley	7/31/19	USD	33,676,523	CHF	34,033,999	(1,283,090)
Morgan Stanley	7/31/19	USD	67,359,380	CHF	68,068,001	(2,559,849)
State Street	8/14/19	USD	7,959,360	CHF	7,933,333	(199,662)
CNH: Chinese Yuan Renminbi
Bank of America	1/15/20	USD	18,602,432	CNH	125,717,097	343,215
Bank of America	2/12/20	USD	4,790,613	CNH	32,500,000	72,584
Barclays	7/24/19	USD	14,015,826	CNH	96,000,000	43,451
Barclays	8/28/19	USD	6,702,608	CNH	46,000,000	9,002
Barclays	3/4/20	USD	18,724,862	CNH	125,700,000	483,607
Citibank	8/7/19	USD	11,988,187	CNH	82,856,354	(70,475)
Citibank	8/7/19	USD	11,053,953	CNH	76,404,924	(65,787)
Citibank	8/7/19	USD	12,047,102	CNH	82,856,354	(11,560)
Citibank	8/7/19	CNH	87,471,800	USD	12,608,548	121,832
Citibank	8/28/19	USD	21,723,766	CNH	149,075,000	31,387
Citibank	9/25/19	USD	46,971,960	CNH	327,000,000	(597,659)
Citibank	12/4/19	USD	28,026,826	CNH	196,000,000	(458,507)
Citibank	2/5/20	USD	8,002,896	CNH	54,018,750	160,037
Credit Suisse	1/8/20	USD	19,694,939	CNH	135,156,520	62,356
Credit Suisse	1/15/20	USD	18,843,578	CNH	127,621,902	307,706
Goldman Sachs	8/7/19	CNH	64,264,860	USD	9,416,097	(63,184)
Goldman Sachs	8/28/19	USD	21,713,641	CNH	149,075,000	21,262
Goldman Sachs	8/28/19	CNH	90,000,000	USD	12,952,436	143,751
Goldman Sachs	1/22/20	USD	19,155,086	CNH	130,676,000	177,936
Goldman Sachs	10/27/21	USD	12,720,309	CNH	90,000,000	(120,156)
Goldman Sachs	4/27/22	USD	9,234,784	CNH	64,264,860	104,586
HSBC	8/7/19	USD	10,946,297	CNH	75,264,552	(7,477)
HSBC	8/7/19	USD	11,875,064	CNH	81,619,692	(3,617)
HSBC	8/7/19	USD	11,096,980	CNH	76,404,924	(22,761)
HSBC	8/7/19	CNH	65,238,570	USD	9,565,071	(70,448)
HSBC	8/7/19	CNH	65,238,570	USD	9,449,387	45,236
HSBC	8/7/19	CNH	64,397,667	USD	9,290,716	81,525
HSBC	8/28/19	CNH	90,000,000	USD	12,957,098	139,089
HSBC	10/23/19	USD	26,422,647	CNH	183,500,000	(262,122)
HSBC	2/5/20	USD	7,967,921	CNH	53,750,000	164,081
HSBC	2/12/20	USD	4,796,057	CNH	32,500,000	78,028
HSBC	10/27/21	USD	12,723,546	CNH	90,000,000	(116,919)
HSBC	1/26/22	USD	9,113,221	CNH	64,397,667	(55,137)
HSBC	4/27/22	USD	9,369,992	CNH	65,238,570	101,458

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	4/27/22	USD	9,230,132	CNH	65,238,570	$(38,402)
JPMorgan	7/31/19	USD	9,949,363	CNH	68,332,224	4,163
JPMorgan	8/7/19	CNH	64,397,666	USD	9,312,750	59,490
JPMorgan	8/7/19	CNH	64,397,667	USD	9,279,203	93,038
JPMorgan	8/28/19	USD	21,391,114	CNH	146,850,000	22,503
JPMorgan	8/28/19	CNH	62,000,000	USD	8,933,589	88,229
JPMorgan	10/23/19	USD	22,835,938	CNH	160,000,000	(431,436)
JPMorgan	10/23/19	USD	26,428,355	CNH	183,500,000	(256,414)
JPMorgan	1/15/20	CNH	280,000,000	USD	40,238,557	428,789
JPMorgan	2/5/20	USD	8,004,557	CNH	54,018,750	161,697
JPMorgan	5/12/21	USD	39,755,786	CNH	280,000,000	(368,198)
JPMorgan	1/26/22	USD	9,135,069	CNH	64,397,666	(33,290)
JPMorgan	1/26/22	USD	9,093,789	CNH	64,397,667	(74,570)
State Street	1/8/20	USD	2,917,791	CNH	20,000,000	12,629
State Street	1/8/20	USD	2,916,940	CNH	20,000,000	11,777
State Street	1/15/20	USD	18,881,493	CNH	127,621,901	345,621
State Street	2/5/20	USD	7,882,983	CNH	53,212,500	157,181
UBS	7/24/19	CNH	96,000,000	USD	13,901,358	71,017
UBS	7/31/19	CNH	68,332,224	USD	9,894,617	50,583

Unrealized gain on currency forward contracts						4,198,846
Unrealized loss on currency forward contracts						(8,316,270)

Net unrealized loss on currency forward contracts						$(4,117,424)

The listed counterparty may be the parent company or one of its subsidiaries.

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2019
ASSETS:
Investments in securities, at value (cost $8,687,264,031)	$9,677,760,055
Unrealized appreciation on currency forward contracts	4,198,846
Unrealized appreciation on swaps	122,775
Cash pledged as collateral for OTC Derivatives	10,050,000
Cash	100
Cash denominated in foreign currency (cost $1,357,792)	1,357,190
Deposits with broker for futures contracts	8,082,900
Receivable for variation margin for futures contracts	853,194
Receivable for investments sold	23,692,361
Receivable for Fund shares sold	3,522,948
Dividends and interest receivable	19,500,214
Prepaid expenses and other assets	35,778

9,749,176,361

LIABILITIES:
Unrealized depreciation on currency forward contracts	8,316,270
Unrealized depreciation on swaps	3,937,163
Cash received as collateral for OTC Derivatives	1,620,000
Payable for investments purchased	3,244,010
Payable for Fund shares redeemed	6,363,798
Deferred foreign capital gains tax	9,306,551
Management fees payable	4,680,308
Accrued expenses	367,405

37,835,505

NET ASSETS	$9,711,340,856

NET ASSETS CONSIST OF:
Paid in capital	$8,305,341,493
Total distributable earnings	1,405,999,363

$9,711,340,856

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	784,472,901
Net asset value per share	$12.38

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $12,867,976)	$177,229,581
Interest	1,394,833

178,624,414

EXPENSES:
Management fees	28,160,173
Custody and fund accounting fees	264,508
Transfer agent fees	122,599
Professional services	153,439
Shareholder reports	90,046
Registration fees	196,830
Trustees’ fees	170,833
ADR depositary fees	85,596
Miscellaneous	61,767

29,305,791

NET INVESTMENT INCOME	149,318,623

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities (net of foreign taxes of $1,531,180)	78,258,201
Futures contracts	14,012,307
Currency forward contracts	10,632,150
Foreign currency transactions	(792,681)
Net change in unrealized appreciation/depreciation
Investments in securities (net of increase in deferred foreign capital gains tax of $3,869,336)	810,427,804
Futures contracts	82,900
Swaps	(3,814,388)
Currency forward contracts	(8,739,787)
Foreign currency translation	269,485

Net realized and unrealized gain (loss)	900,335,991

NET CHANGE IN NET ASSETS FROM OPERATIONS	$1,049,654,614

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$149,318,623	$146,642,500
Net realized gain (loss)	102,109,977	719,841,807
Net change in unrealized appreciation/depreciation	798,226,014	(2,121,170,507)

	1,049,654,614	(1,254,686,200)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(770,232,844)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	708,801,447	1,404,694,112
Reinvestment of distributions	—	749,634,584
Cost of shares redeemed	(661,310,647)	(1,425,797,344)

Net change from Fund share transactions	47,490,800	728,531,352

Total change in net assets	1,097,145,414	(1,296,387,692)

NET ASSETS:
Beginning of period	8,614,195,442	9,910,583,134

End of period	$9,711,340,856	$8,614,195,442

SHARE INFORMATION:
Shares sold	58,721,569	103,488,968
Distributions reinvested	—	67,840,234
Shares redeemed	(54,901,930)	(105,831,354)

Net change in shares outstanding	3,819,639	65,497,848

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the

Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2019, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,370,660,975	$—
Consumer Discretionary	720,005,462	—
Consumer Staples	59,400,650	—
Energy	702,838,868	—
Financials	2,670,006,522	—
Health Care	1,609,321,764	—
Industrials	734,952,839	—
Information Technology	858,746,138	—
Materials	346,171,500	—
Real Estate	40,790,422	—
Preferred Stocks
Energy	61,969,578	—
Financials	159,199,459	—
Information Technology	83,138,635	—
Short-term Investments
Repurchase Agreements	—	221,908,000
Money Market Fund	38,649,243	—

Total Securities	$9,455,852,055	$221,908,000

Other Investments
Equity Total Return Swaps
Appreciation	$—	$122,775
Depreciation	—	(3,937,163)
Futures Contracts
Appreciation	1,779,912	—
Currency Forward Contracts
Appreciation	—	4,198,846
Depreciation	—	(8,316,270)

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may enter into various transactions involving derivative instruments, including currency forward contracts, futures contracts, and swaps in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy.

The Fund may enter into over-the-counter derivatives (each, an ‘‘OTC Derivative’’), such as swaps and currency forward contracts. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (‘‘ISDA’’)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral and by monitoring the financial stability of those counterparties.

Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying asset of a particular issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.

The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.

The Fund entered into equity total return swaps to gain exposure to particular issuers. During the six months ended June 30, 2019, these equity total return swaps had U.S. dollar notional values up to 1% of net assets.

The Fund also entered into equity total return swaps to hedge against specific risks associated with underlying investments of a particular issuer. During the six months ended June 30, 2019, these equity total return swaps had U.S. dollar notional values up to 1% of net assets.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2019, these S&P 500 futures contracts had notional values up to 3% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund entered into currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi and Swiss franc. During the six months ended June 30, 2019, these currency forward contracts had U.S. dollar total values ranging from 5% to 7% of net assets.

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts and unrealized appreciation/depreciation on swaps. Cash collateral pledged or received by the Fund for OTC Derivatives is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for OTC Derivatives. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2019. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Derivative Assets	Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Bank of America	$415,799	$—	$(415,799)	$—
Barclays	536,060	(344,338)	(191,722)	—
Citibank	313,256	(1,203,988)	660,000	(230,732)
Credit Suisse	370,062	(422,129)	—	(52,067)
Goldman Sachs	447,535	(562,423)	—	(114,888)
HSBC	609,417	(576,883)	(32,534)	—
JPMorgan(b)	980,684	(5,101,071)	4,120,387	—
Morgan Stanley	—	(3,842,939)	3,842,939	—
State Street	527,208	(199,662)	(327,546)	—
UBS	121,600	—	—	121,600

Total	$4,321,621	$(12,253,433)	$7,655,725	$(276,087)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

(b)	Includes OTC swaps and currency forward contracts.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Ordinary income	—	$194,859,210
		($0.273 per share	)
Long-term capital gain	—	$575,373,634
		($0.806 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$5,895,860
Undistributed long-term capital gain	221,964,846

At June 30, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$8,759,001,723

Unrealized appreciation	1,946,058,752
Unrealized depreciation	(1,033,452,320)

Net unrealized appreciation	912,606,432

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2019, the Fund’s commitment fee amounted to $30,235 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2019, purchases and sales of securities, other than short-term securities, aggregated $1,249,937,395 and $1,139,209,217, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.03		$13.86	$11.91	$10.46	$11.83	$11.48
Income from investment operations:
Net investment income	0.19		0.21	0.13	0.14	0.16	0.16
Net realized and unrealized gain (loss)	1.16		(1.96)	2.42	1.65	(1.11)	0.64

Total from investment operations	1.35		(1.75)	2.55	1.79	(0.95)	0.80

Distributions to shareholders from:
Net investment income	—		(0.25)	(0.13)	(0.14)	(0.19)	(0.15)
Net realized gain	—		(0.83)	(0.47)	(0.20)	(0.23)	(0.30)

Total distributions	—		(1.08)	(0.60)	(0.34)	(0.42)	(0.45)

Net asset value, end of period	$12.38		$11.03	$13.86	$11.91	$10.46	$11.83

Total return	12.24%		(12.65)%	21.51%	17.09%	(8.05)%	6.95%
Ratios/supplemental data:
Net assets, end of period (millions)	$9,711		$8,614	$9,911	$7,101	$5,708	$5,895
Ratio of expenses to average net assets	0.62	%(a)	0.62%	0.63%	0.63%	0.63%	0.65%
Ratio of net investment income to average net assets	3.18	%(a)	1.52%	1.02%	1.36%	1.39%	1.42%
Portfolio turnover rate	12%		31%	18%	25%	20%	17%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX GLOBAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Semi-Annual Report

June 30, 2019

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

6/19 ISF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 12.9% for the six months ended June 30, 2019, compared to a return of 14.0% for the MSCI EAFE (Europe, Australasia, Far East) Index.

MARKET OVERVIEW

International equity markets rebounded strongly over the first half of 2019, with every developed market country and most emerging market countries posting positive equity returns. While international equities have performed well in the short term, two themes have persisted over the past decade. First, international equities have significantly underperformed U.S. equities; and second, value stocks have lagged growth stocks.(a)

A COMPELLING STARTING POINT FOR INTERNATIONAL EQUITIES

Over the past 10 years, the U.S. equity market’s annualized total return was more than double that of international developed markets: the S&P 500 Index returned an average of 14.7% per annum compared to 6.9% for the MSCI EAFE.

While earnings growth has been higher in the United States over the past decade, the current valuation spread between the U.S. and international equity markets is now near a 15-year high. The MSCI EAFE is trading at an attractive valuation of 13.5 times forward earnings, versus the S&P 500 at 17.3 times.(b)

The Fund’s portfolio is trading at an even more compelling 11.3 times forward earnings. History has demonstrated that starting valuations are significant drivers of long-term equity returns and lower starting valuations tend to produce more attractive long-term results. In addition, many of the Fund’s holdings have the potential to improve profitability and return meaningful amounts of capital to shareholders through dividends and share buybacks. We believe this combination provides a strong foundation for long-term returns.

AN OPPORTUNE TIME TO BE INVESTED IN VALUE STOCKS

The underperformance of value stocks has been another prominent trend in international markets. The MSCI EAFE Growth Index has outpaced the MSCI EAFE Value Index by 50 percentage points over the past decade, largely because of a valuation decline for the MSCI EAFE Value.(c) Earnings growth and dividend yield in total were actually quite similar for both the growth and value indices. In this context, the valuation gap is unusually wide: 18.6 times forward earnings for MSCI EAFE Growth versus 10.4 times for MSCI EAFE Value.

Investors are paying significant premiums for companies perceived to be more stable and less exposed to macro factors, such as interest rates, while steeply discounting companies with greater macro sensitivity and volatility. For example, Consumer Staples (the largest sector in the MSCI EAFE Growth) trades at 18.4 times forward earnings compared to 10.2 times for Financials (the largest sector in the MSCI EAFE Value) and 10.8 times for Energy.

The Fund is not finding many opportunities in Consumer Staples but recently added to holdings in the Financials and Energy sectors.

While global Consumer Staples companies may appear to be “safe” investments, their higher starting valuations may make them less so. In addition, the elements that have historically underpinned their stability are coming under threat. For example, the rise of ecommerce, digital advertising, and social media platforms allows newer and smaller brands to overcome historical barriers to entry, such as mass market media and physical shelf space. Given premium valuations and competitive threats, the Fund is significantly underweight Consumer Staples: 0.7% compared to 11.7% for the MSCI EAFE.

Financials

In contrast, the Financials sector embodies investors’ concerns about the macro picture (e.g., low interest rates, low global growth) and, as a result, exhibits higher stock price volatility. Financials constituted 29.6% of the Fund on June 30, with the majority of that invested in Europe and the United Kingdom.(d) The Fund’s European Financials have been a large detractor from performance for several years, mostly due to valuation compression; however, earnings have improved in aggregate. Our global industry analysts have retested our views by incorporating input from our macro research team, learnings from industry conferences, and insights from meetings with senior management teams of these companies, competitors, regulators, central bankers, and policymakers. Based on this work, we continue to believe the Fund’s European Financials investments represent some of the best long-term opportunities currently available in the market.

These companies are more resilient today than they were in previous periods of economic stress when valuations were at similar levels. They have greatly improved their underlying fundamentals by strengthening their balance sheets and increasing capital ratios, while pursuing initiatives to improve profitability. Hence, on a bottom-up basis, we recently added to the Fund’s positions in BNP Paribas, Credit Suisse Group, and UniCredit.(e) While our baseline expectation is for a prolonged period of low growth and low interest rates in Europe, any improvement in the macroeconomic backdrop, notably higher interest rates, could drive further upside.

Credit Suisse — a 2.0% position in the Fund — is a leading global wealth manager with attractive growth opportunities serving ultra-high net worth clients. The company recently completed a four-year restructuring program, which resulted in significant asset disposals, cost cuts, and balance sheet recapitalization. Significant litigation liabilities are largely behind the company. Today, Credit Suisse is increasingly generating clean earnings and distributing capital through dividends and share buybacks. Yet, the company trades at eight times forward earnings, and we believe that over a longer-term horizon the company should be able to grow at attractive rates.

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Energy

Energy is another large sector of the MSCI EAFE Value. While the short-term direction of oil prices is difficult to forecast, the long-term fundamentals of supply and demand are constructive. We believe global demand will continue to grow at roughly 1% per year, or around 1.0 to 1.5 million additional barrels per day. From a supply perspective, U.S. shale oil growth is currently robust, but the rate of growth should taper as U.S. shale producers shift their priority from growing production to generating free cash flow. The rest of the industry will need to reinvest at higher rates to counteract the natural decline from existing fields and to meet new demand growth. It is likely that an oil price at or above current levels will be needed to incentivize that higher level of investment.

When evaluating energy stocks, we look for companies with assets that are on the low end of the global cost curve, management teams that have deployed capital prudently through the cycle, and low-to-reasonable valuations. We continue to find compelling long-term opportunities in selected upstream and oilfield services companies with these characteristics. On a bottom-up basis, we recently added to Equinor and Total, among other holdings.

Equinor, a leading offshore operator with strong positions in Norway and Brazil, is more sensitive to low oil prices than its peers because the company does not have a significant downstream business to help hedge against lower oil prices. Since the oil downturn in 2014, the management team has shrewdly invested both organically and via acquisition to improve the quality and profitability of its upstream portfolio. The company’s biggest projects are globally attractive. For example, its massive Johan Sverdrup oil field in Norway and its upcoming projects in Brazil are some of the lowest cost in the world. However, volatile commodity prices and macro concerns have weighed on Equinor’s valuation over the past year. At 10 times forward earnings, Equinor trades at an inexpensive valuation, despite the company’s improving outlook. On June 30, Equinor was a 1.7% position in the Fund.

IN CLOSING

We have strong conviction in our value-oriented, active investment approach. While the last decade has been challenging for value investors, the Fund has outperformed the international value investment universe by 34 percentage points.(f) Looking forward, we are optimistic about the long-term outlook for the Fund, which remains tilted toward sectors poised to benefit from a rebound in value stocks, such as Financials and Energy. As share prices and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2019

(a)	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2019.
(c)	The MSCI EAFE Growth Index had a total return of 120.6% compared to 70.8% for the MSCI EAFE Value Index from June 30, 2009 through June 30, 2019.
(d)	On June 30, Financials accounted for 29.6% and European and UK Financials represented 21.3% of the Fund’s net assets.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(f)	The Dodge & Cox International Stock Fund had a cumulative total return of 104.5% compared to 70.8% for the MSCI EAFE Value from June 30, 2009 through June 30, 2019.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 1.2 percentage points year to date.

Key Detractors from Relative Results

▪

In European and UK Financials, the Fund’s average overweight position (22% versus 12% for the MSCI EAFE) and holdings detracted from performance. Societe Generale (down 15%), UBS Group (up 1%), and Barclays (up 2%) especially hurt results.

▪	Within Communication Services, several holdings were key detractors, including Grupo Televisa (down 32%), Baidu (down 26%), and Millicom (down 9%).
▪	The Fund’s average overweight position (16% versus 11% for the MSCI EAFE) and underperformance in the Health Care sector hampered results. Sanofi (up 3%) and Bayer (up 4%) were relative detractors.
▪	Additional detractors included Cemex (down 11%) and Equinor (down 5%).

Key Contributors to Relative Results

▪

In Japan, the worst-performing region of the MSCI EAFE, the Fund’s average underweight position and stock selection contributed to favorable results (up 13% compared to up 8% for the MSCI EAFE). Kyocera (up 31%) performed well.

▪	Several holdings contributed to returns in the Industrials sector, especially Johnson Controls International (up 41%) and Schneider Electric (up 36%).
▪

In the best-performing sector of the MSCI EAFE, the Fund’s overweight position and holdings selection in Information Technology enhanced returns. Micro Focus (up 53%) and TE Connectivity (up 28%) were key contributors.

▪	JD.com (up 45%), Linde (up 28%), Liberty Global (up 29%), Naspers (up 25%), and ICICI Bank (up 23%) also contributed.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2019

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	–0.31%	9.31%	0.42%	7.41%
MSCI EAFE Index	1.08	9.11	2.25	6.90

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,128.70	$3.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.67	3.16
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2019

GENERAL INFORMATION
Net Asset Value Per Share	$41.66
Total Net Assets (billions)	$49.9
Expense Ratio	0.63%
Portfolio Turnover Rate (1/1/19 to 6/30/19, unannualized)	8%
30-Day SEC Yield(a)	2.47%
Active Share(b)	88%
Number of Companies	66
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Median Market Capitalization (billions)	$33	$10
Weighted Average Market
Capitalization (billions)	$72	$61
Price-to-Earnings Ratio(c)	11.3x	13.5x
Countries Represented	23	21
Emerging Markets (Brazil, China, India,
Mexico, Russia, South Africa, South Korea,
Thailand, Turkey, United Arab Emirates)(d)(g)	21.3%	0.0%

TEN LARGEST HOLDINGS (%)(e)	Fund
Liberty Global PLC (United Kingdom)	3.1
ICICI Bank, Ltd. (India)	3.0
Roche Holding AG (Switzerland)	3.0
Naspers, Ltd. (South Africa)(d)	2.9
Sanofi (France)	2.9
Novartis AG (Switzerland)	2.8
Samsung Electronics Co., Ltd. (South Korea)	2.7
BNP Paribas SA (France)	2.6
Bayer AG (Germany)	2.6
Mitsubishi Electric Corp. (Japan)	2.6

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)(g)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	39.9	46.3
United Kingdom	16.1	16.8
Asia Pacific (excluding Japan)	11.6	12.7
Japan	10.7	23.7
United States	7.7	0.0
Latin America	5.8	0.0
Africa	3.6	0.0
Canada	2.7	0.0
Middle East	0.3	0.6

SECTOR DIVERSIFICATION (%)(d)	Fund	MSCI EAFE
Financials	29.6	18.9
Health Care	15.8	11.2
Consumer Discretionary	9.6	11.1
Information Technology	9.3	6.7
Industrials	8.7	14.8
Energy	8.7	5.6
Communication Services	7.9	5.4
Materials	6.3	7.4
Utilities	1.0	3.6
Consumer Staples	0.7	11.7
Real Estate	0.6	3.6

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. Active share is calculated as 100% minus the sum of the overlapping security weights.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)

Includes the Fund’s Naspers common equity market value as well as the market value of a synthetic position in “core Naspers” (i.e. Naspers excluding its holdings of Tencent), which comprises a long total return swap in Naspers common equity and a short total return swap in Tencent common equity, each with similar notional values. For context, Naspers owns a 31% stake in Tencent.

(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(g)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

COMMON STOCKS: 92.8%

	SHARES	VALUE
COMMUNICATION SERVICES: 7.9%
MEDIA & ENTERTAINMENT: 6.1%
Altice Europe NV, Series A(a) (Netherlands)	36,127,677	$129,774,208
Baidu, Inc. ADR(a) (Cayman Islands/China)	6,750,287	792,213,682
Grupo Televisa SAB ADR (Mexico)	51,663,380	436,038,927
Liberty Global PLC, Series A(a)(b) (United Kingdom)	18,353,503	495,361,046
Liberty Global PLC, Series C(a) (United Kingdom)	40,231,401	1,067,339,068
MultiChoice Group, Ltd.(a) (South Africa)	8,436,537	80,244,435
Television Broadcasts, Ltd.(b) (Hong Kong)	39,842,700	66,611,066

		3,067,582,432
TELECOMMUNICATION SERVICES: 1.8%
America Movil SAB de CV, Series L (Mexico)	377,147,500	274,896,439
Millicom International Cellular SA SDR(b) (Luxembourg)	6,483,836	364,823,346
MTN Group, Ltd. (South Africa)	33,703,580	255,438,918

		895,158,703

		3,962,741,135
CONSUMER DISCRETIONARY: 9.7%
AUTOMOBILES & COMPONENTS: 3.3%
Bayerische Motoren Werke AG (Germany)	8,101,801	599,645,483
Honda Motor Co., Ltd. (Japan)	29,310,955	757,139,634
Yamaha Motor Co., Ltd. (Japan)	15,317,700	272,071,563

		1,628,856,680
RETAILING: 6.4%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	2,871,100	486,507,895
Booking Holdings, Inc.(a) (United States)	315,500	591,471,005
JD.com, Inc. ADR(a) (Cayman Islands/China)	19,982,648	605,274,408
Naspers, Ltd. (South Africa)	6,159,058	1,495,280,228

		3,178,533,536

		4,807,390,216
CONSUMER STAPLES: 0.7%
FOOD & STAPLES RETAILING: 0.7%
Magnit PJSC(b) (Russia)	5,823,885	343,845,099

ENERGY: 7.5%
Equinor ASA (Norway)	43,972,604	868,322,907
Schlumberger, Ltd. (Curacao/United States)	21,466,224	853,067,742
Suncor Energy, Inc. (Canada)	29,602,600	922,417,016
Total SA (France)	19,609,249	1,098,718,197

		3,742,525,862
FINANCIALS: 27.2%
BANKS: 19.9%
Axis Bank, Ltd.(a) (India)	41,585,425	487,831,631
Banco Santander SA (Spain)	233,878,820	1,085,183,045
Barclays PLC (United Kingdom)	539,887,998	1,027,074,330
BNP Paribas SA (France)	27,602,158	1,310,853,768
ICICI Bank, Ltd. (India)	238,763,776	1,510,530,455
Kasikornbank PCL- Foreign (Thailand)	30,605,000	189,113,801
Lloyds Banking Group PLC (United Kingdom)	947,117,900	680,659,840
Mitsubishi UFJ Financial Group, Inc. (Japan)	145,652,900	691,687,472
Societe Generale SA (France)	33,067,123	835,486,023
Standard Chartered PLC (United Kingdom)	103,151,613	935,582,862
UniCredit SPA (Italy)	95,046,162	1,170,041,674

		9,924,044,901
DIVERSIFIED FINANCIALS: 4.7%
Credit Suisse Group AG (Switzerland)	83,869,332	1,005,624,391
Haci Omer Sabanci Holding AS (Turkey)	41,487,354	61,545,008
UBS Group AG (Switzerland)	106,645,927	1,267,253,384

		2,334,422,783

	SHARES	VALUE
INSURANCE: 2.6%
AEGON NV (Netherlands)	115,130,329	$573,144,628
Aviva PLC (United Kingdom)	136,266,227	720,758,256

		1,293,902,884

		13,552,370,568
HEALTH CARE: 15.8%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.8%
AstraZeneca PLC (United Kingdom)	14,459,800	1,182,223,661
Bayer AG (Germany)	18,871,350	1,307,688,013
GlaxoSmithKline PLC (United Kingdom)	54,085,800	1,082,907,019
Novartis AG (Switzerland)	12,279,770	1,122,060,525
Novartis AG ADR (Switzerland)	3,049,800	278,477,238
Roche Holding AG (Switzerland)	5,252,500	1,477,770,052
Sanofi (France)	16,776,022	1,448,060,482

		7,899,186,990
INDUSTRIALS: 8.7%
CAPITAL GOODS: 8.4%
Johnson Controls International PLC (Ireland/United States)	25,854,601	1,068,053,567
Mitsubishi Electric Corp. (Japan)	98,577,500	1,297,421,254
Nidec Corp. (Japan)	3,600,800	491,784,817
Schneider Electric SA (France)	10,817,246	981,071,309
Smiths Group PLC(b) (United Kingdom)	19,001,500	377,649,241

		4,215,980,188
TRANSPORTATION: 0.3%
DP World Plc (United Arab Emirates)	8,256,304	131,616,673

		4,347,596,861
INFORMATION TECHNOLOGY: 7.4%
SOFTWARE & SERVICES: 1.5%
Fujitsu, Ltd. (Japan)	4,030,650	280,835,160
Micro Focus International PLC(b) (United Kingdom)	17,229,707	451,620,840

		732,456,000
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.9%
Brother Industries, Ltd. (Japan)	10,314,000	194,675,973
Hewlett Packard Enterprise Co. (United States)	8,859,124	132,443,904
Kyocera Corp. (Japan)	13,569,200	885,399,267
Murata Manufacturing Co., Ltd. (Japan)	10,012,800	449,491,740
Samsung Electronics Co., Ltd. (South Korea)	9,816,650	399,586,498
TE Connectivity, Ltd. (Switzerland)	9,452,685	905,378,169

		2,966,975,551

		3,699,431,551
MATERIALS: 6.3%
Akzo Nobel NV (Netherlands)	6,676,636	627,403,203
Cemex SAB de CV ADR (Mexico)	91,966,126	389,936,374
LafargeHolcim, Ltd. (Switzerland)	11,020,441	538,152,451
Linde PLC (Ireland/United States)	5,857,553	1,176,599,317
Nutrien, Ltd. (Canada)	7,964,553	425,785,004

		3,157,876,349
REAL ESTATE: 0.6%
Hang Lung Group, Ltd.(b) (Hong Kong)	106,789,500	295,965,369

UTILITIES: 1.0%
Engie (France)	32,049,400	486,154,664

TOTAL COMMON STOCKS (Cost $46,565,159,706)		$46,295,084,664

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

PREFERRED STOCKS: 5.5%

	SHARES	VALUE
ENERGY: 1.2%
Petroleo Brasileiro SA (Brazil)	82,374,800	$588,000,695

FINANCIALS: 2.4%
BANKS: 2.4%
Itau Unibanco Holding SA (Brazil)	125,859,851	1,188,473,339

INFORMATION TECHNOLOGY: 1.9%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.9%
Samsung Electronics Co., Ltd. (South Korea)	28,739,700	952,057,788

TOTAL PREFERRED STOCKS (Cost $1,666,009,825)		$2,728,531,822

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 1.0%
Bank of Montreal(c) 2.45%, dated 6/28/19, due 7/1/19, maturity value $57,711,780	$57,700,000	$57,700,000
Fixed Income Clearing Corporation(c) 1.60%, dated 6/28/19, due 7/1/19, maturity value $276,347,841	276,311,000	276,311,000
Royal Bank of Canada(c) 2.47%, dated 6/28/19, due 7/1/19, maturity value $153,731,637	153,700,000	153,700,000

		487,711,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	199,636,158	199,636,158

TOTAL SHORT-TERM INVESTMENTS (Cost $687,347,158)		$687,347,158

TOTAL INVESTMENTS IN SECURITIES (Cost $48,918,516,689)	99.7%	$49,710,963,644
OTHER ASSETS LESS LIABILITIES	0.3%	172,383,296

NET ASSETS	100.0%	$49,883,346,940

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 2.25%-3.00%, 8/15/28-5/15/49 and U.S. Treasury Inflation Indexed Note 0.625%, 1/15/26. Total collateral value is $58,866,069.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.375%-2.625%, 4/30/21-6/15/21. Total collateral value is $281,838,620.

Royal Bank of Canada: U.S. Treasury Notes 1.25%-1.625%, 3/31/21-5/15/26. Total collateral value is $156,806,277.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

EQUITY TOTAL RETURN SWAPS(a)

Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Total Return on Naspers, Ltd.	2.898%	JPMorgan	7/10/20	$468,424,504	$833,686

2.198%	Total Return on Tencent Holdings, Ltd.	JPMorgan	7/10/20	482,953,630	(26,734,753)

					$(25,901,067)

(a)

The combination of the equity total return swaps is designed to provide exposure to Naspers, Ltd. excluding the effect of Naspers Ltd.’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity, and no upfront payments were made.

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index—Long Position	4,799	9/20/19	$189,137,669	$1,472,142
Yen Denominated Nikkei 225 Index—Long Position	1,275	9/12/19	125,974,470	1,631,665

				$3,103,807

CURRENCY FORWARD CONTRACTS

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Barclays	9/11/19	USD	227,759,604	CHF	225,000,000	$(4,199,242)
Credit Suisse	8/14/19	USD	384,039,968	CHF	383,333,334	(10,198,495)
Goldman Sachs	9/11/19	USD	227,335,876	CHF	225,000,000	(4,622,969)
Morgan Stanley	7/31/19	USD	164,916,082	CHF	166,666,666	(6,283,375)
Morgan Stanley	7/31/19	USD	329,863,173	CHF	333,333,334	(12,535,743)
State Street	8/14/19	USD	192,295,472	CHF	191,666,666	(4,823,758)
UBS	7/31/19	CHF	139,000,000	USD	140,396,950	2,383,398
CNH: Chinese Yuan Renminbi
Bank of America	1/15/20	USD	76,426,420	CNH	516,497,388	1,410,069
Bank of America	2/12/20	USD	154,773,662	CNH	1,050,000,000	2,345,021
Barclays	8/28/19	USD	103,453,300	CNH	710,000,000	138,936
Barclays	12/4/19	USD	46,081,464	CNH	321,750,000	(679,535)
Barclays	12/4/19	USD	46,772,969	CNH	326,625,000	(696,530)
Barclays	3/4/20	USD	116,617,012	CNH	782,850,000	3,011,866
Citibank	8/7/19	USD	179,693,317	CNH	1,241,950,358	(1,056,361)
Citibank	8/7/19	USD	180,254,043	CNH	1,241,950,357	(495,635)
Citibank	8/28/19	USD	73,226,178	CNH	502,500,000	105,800
Citibank	12/18/19	USD	117,305,527	CNH	813,654,596	(921,823)
Citibank	2/5/20	USD	190,191,817	CNH	1,283,775,744	3,803,337
Credit Suisse	1/8/20	USD	41,904,035	CNH	287,566,440	132,671
Credit Suisse	1/15/20	USD	77,417,146	CNH	524,323,106	1,264,184
Goldman Sachs	7/31/19	CNH	982,766,351	USD	141,633,474	1,400,179
Goldman Sachs	8/7/19	CNH	573,325,830	USD	84,003,785	(563,687)
Goldman Sachs	8/28/19	CNH	347,500,000	USD	50,010,794	555,039
Goldman Sachs	9/25/19	USD	83,899,357	CNH	583,713,000	(1,015,032)
Goldman Sachs	10/27/21	USD	120,136,249	CNH	850,000,000	(1,134,805)
Goldman Sachs	4/27/22	USD	82,386,238	CNH	573,325,830	933,043
HSBC	8/7/19	CNH	528,816,055	USD	76,595,605	366,676
HSBC	8/28/19	CNH	850,000,000	USD	122,372,589	1,313,622
HSBC	10/23/19	USD	62,780,786	CNH	436,000,000	(622,808)
HSBC	2/5/20	CNH	37,611,200	USD	5,405,073	55,612
HSBC	2/12/20	USD	154,949,531	CNH	1,050,000,000	2,520,890
HSBC	5/12/21	USD	186,683,702	CNH	1,315,000,000	(1,755,723)
HSBC	10/27/21	USD	120,166,820	CNH	850,000,000	(1,104,234)
HSBC	1/26/22	USD	83,239,651	CNH	588,204,670	(503,620)
HSBC	4/27/22	USD	83,592,472	CNH	582,012,585	905,138
HSBC	4/27/22	USD	82,344,735	CNH	582,012,585	(342,599)
JPMorgan	7/31/19	USD	372,709,137	CNH	2,559,766,351	155,954
JPMorgan	8/7/19	CNH	588,204,670	USD	84,755,716	849,802

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	8/7/19	CNH	588,204,660	USD	85,062,134	$543,383
JPMorgan	8/28/19	USD	72,104,880	CNH	495,000,000	75,851
JPMorgan	10/23/19	USD	62,794,349	CNH	436,000,000	(609,245)
JPMorgan	12/4/19	USD	46,797,765	CNH	326,625,000	(671,734)
JPMorgan	2/5/20	USD	190,231,273	CNH	1,283,775,744	3,842,793
JPMorgan	1/26/22	USD	83,439,203	CNH	588,204,660	(304,067)
JPMorgan	1/26/22	USD	83,062,158	CNH	588,204,670	(681,114)
State Street	1/8/20	USD	73,455,394	CNH	503,500,000	317,925
State Street	1/8/20	USD	73,433,968	CNH	503,500,000	296,498
State Street	1/15/20	USD	77,572,917	CNH	524,323,106	1,419,955
State Street	1/22/20	USD	118,252,684	CNH	804,000,000	1,493,457
State Street	1/22/20	USD	118,247,467	CNH	804,000,000	1,488,239
State Street	2/5/20	USD	187,342,031	CNH	1,264,614,912	3,735,469
UBS	7/31/19	CNH	1,577,000,000	USD	228,352,157	1,167,372
UBS	12/4/19	USD	46,441,841	CNH	325,000,000	(791,492)
UBS	2/5/20	CNH	1,315,000,000	USD	189,031,841	1,890,018
UBS	5/12/21	USD	186,803,040	CNH	1,315,000,000	(1,636,385)

Unrealized gain on currency forward contracts						39,922,197
Unrealized loss on currency forward contracts						(58,250,011)

Net unrealized loss on currency forward contracts						$(18,327,814)

The listed counterparty may be the parent company or one of its subsidiaries.

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2019
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $45,886,424,926)	$47,692,736,878
Affiliated issuers (cost $3,032,091,763)	2,018,226,766

$49,710,963,644
Unrealized appreciation on currency forward contracts	39,922,197
Unrealized appreciation on swaps	833,686
Cash pledged as collateral for OTC Derivatives	65,500,000
Cash	100
Cash denominated in foreign currency (cost $15,248,665)	15,242,996
Deposits with broker for futures contracts	19,957,904
Receivable for variation margin for futures contracts	9,523,201
Receivable for investments sold	267,347,397
Receivable for Fund shares sold	19,565,736
Dividends and interest receivable	121,458,504
Prepaid expenses and other assets	77,710

50,270,393,075

LIABILITIES:
Unrealized depreciation on currency forward contracts	58,250,011
Unrealized depreciation on swaps	26,734,753
Cash received as collateral for OTC Derivatives	14,336,000
Payable for investments purchased	1,585,826
Payable for Fund shares redeemed	199,825,822
Deferred foreign capital gains tax	58,328,320
Management fees payable	24,229,346
Accrued expenses	3,756,057

387,046,135

NET ASSETS	$49,883,346,940

NET ASSETS CONSIST OF:
Paid in capital	$49,937,114,448
Total accumulated loss	(53,767,508)

$49,883,346,940

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,197,407,697
Net asset value per share	$41.66

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $119,783,529)
Unaffiliated issuers	$1,137,143,441
Affiliated issuers	139,290,614
Interest	6,615,919

1,283,049,974

EXPENSES:
Management fees	150,882,539
Custody and fund accounting fees	2,896,744
Transfer agent fees	2,593,851
Professional services	177,938
Shareholder reports	698,495
Registration fees	276,415
Trustees’ fees	170,833
ADR depositary service fees	381,817
Miscellaneous	308,574

158,387,206

NET INVESTMENT INCOME	1,124,662,768

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign taxes of $5,893,547)	83,879,801
Investments in securities of affiliated issuers	(119,519,612)
Futures contracts	70,496,663
Currency forward contracts	113,142,534
Foreign currency transactions	(7,916,040)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of increase in deferred foreign capital gains tax of $38,275,297)	4,522,553,382
Investments in securities of affiliated issuers	396,900,201
Futures contracts	19,163,406
Swaps	(25,901,067)
Currency forward contracts	(80,675,221)
Foreign currency translation	633,230

Net realized and unrealized gain (loss)	4,972,757,277

NET CHANGE IN NET ASSETS FROM OPERATIONS	$6,097,420,045

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$1,124,662,768	$1,314,954,895
Net realized gain (loss)	140,083,346	(189,442,047)
Net change in unrealized appreciation/depreciation	4,832,673,931	(12,378,528,792)

	6,097,420,045	(11,253,015,944)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(1,392,029,880)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,012,965,376	7,786,364,752
Reinvestment of distributions	—	1,194,160,091
Cost of shares redeemed	(7,334,545,142)	(13,898,235,680)

Net change from Fund share transactions	(4,321,579,766)	(4,917,710,837)

Total change in net assets	1,775,840,279	(17,562,756,661)

NET ASSETS:
Beginning of period	48,107,506,661	65,670,263,322

End of period	$49,883,346,940	$48,107,506,661

SHARE INFORMATION:
Shares sold	74,536,672	177,112,322
Distributions reinvested	—	32,344,484
Shares redeemed	(180,406,549)	(323,973,781)

Net change in shares outstanding	(105,869,877)	(114,516,975)

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2019, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$3,962,741,135	$—
Consumer Discretionary	4,807,390,216	—
Consumer Staples	343,845,099	—
Energy	3,742,525,862	—
Financials	13,552,370,568	—
Health Care	7,899,186,990	—
Industrials	4,215,980,188	131,616,673
Information Technology	3,699,431,551	—
Materials	3,157,876,349	—
Real Estate	295,965,369	—
Utilities	486,154,664	—
Preferred Stocks
Energy	588,000,695	—
Financials	1,188,473,339	—
Information Technology	952,057,788	—
Short-term Investments
Repurchase Agreements	—	487,711,000
Money Market Fund	199,636,158	—

Total Securities	$49,091,635,971	$619,327,673

Other Investments
Equity Total Return Swaps
Appreciation	$—	$833,686
Depreciation	—	(26,734,753)
Futures Contracts
Appreciation	3,103,807	—
Currency Forward Contracts
Appreciation	—	39,922,197
Depreciation	—	(58,250,011)

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may enter into various transactions involving derivative instruments, including currency forward contracts, futures contracts, and swaps, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund may enter into over-the-counter derivatives (each, an “OTC Derivative”), such as swaps and currency forward contracts. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying asset of a particular issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.

The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.

The Fund entered into equity total return swaps to gain exposure to particular issuers. During the six months ended June 30, 2019, these equity total return swaps had U.S. dollar notional values up to 1% of net assets.

The Fund also entered into equity total return swaps to hedge against specific risks associated with underlying investments of a particular issuer. During the six months ended June 30, 2019, these equity total return swaps had U.S. dollar notional values up to 1% of net assets.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin are also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long Euro Stoxx 50 futures contracts and long Yen Denominated Nikkei futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2019, these futures contracts had U.S. dollar notional values up to 3% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund entered into currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi and Swiss franc. During the six months ended June 30, 2019, these currency forward contracts had U.S. dollar total values ranging from 9% to 10% of net assets.

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts and unrealized appreciation/depreciation on swaps. Cash collateral pledged or received by the Fund for OTC Derivatives is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for OTC Derivatives. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2019. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Bank of America	$3,755,090	$—	$(3,755,090)	$—
Barclays	3,150,802	(5,575,307)	2,300,000	(124,505)
Citibank	3,909,137	(2,473,819)	(1,435,318)	—
Credit Suisse	1,396,855	(10,198,495)	8,710,000	(91,640)
Goldman Sachs	2,888,261	(7,336,493)	4,448,232	—
HSBC	5,161,938	(4,328,984)	(832,954)	—
JPMorgan(b)	6,301,469	(29,000,913)	22,699,444	—
Morgan Stanley	—	(18,819,118)	18,730,000	(89,118)
State Street	8,751,543	(4,823,758)	(3,927,785)	—
UBS	5,440,788	(2,427,877)	(2,830,000)	182,911

Total	$40,755,883	$(84,984,764)	$44,106,529	$(122,352)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

(b)	Includes OTC swaps and currency forward contracts.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Ordinary income	—	$1,392,029,880
		($1.080 per share	)
Long-term capital gain	—	—

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2018, the tax basis components of distributable earnings were as follows:

Capital loss carryforward(a)	$(1,436,591,790)
Deferred loss(b)	(391,633,447)

At June 30, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$49,465,809,333

Unrealized appreciation	8,431,717,297
Unrealized depreciation	(8,227,688,060)

Net unrealized appreciation	204,029,237

(a)	Represents accumulated short-term and long-term capital loss as of December 31, 2018, which may be carried forward to offset future capital gains.
(b)

Represents net realized specified loss and capital loss incurred between November 1, 2018 and December 31, 2018. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2019.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2019, the Fund’s commitment fee amounted to $152,402 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2019, purchases and sales of securities, other than short-term securities, aggregated $4,085,454,154 and $7,606,945,026 respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2019. Transactions during the period in these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period
COMMON STOCKS: 4.0%
COMMUNICATION SERVICES: 1.8%
Liberty Global PLC, Series A(b)	18,753,503	—	(400,000)	18,353,503	$—	$(8,905,317)	$112,563,739	$495,361,046
Millicom International Cellular SA SDR	6,764,405	—	(280,569)	6,483,836	7,294,942	(7,477,309)	(38,542,836)	364,823,346
Television Broadcasts, Ltd.	39,842,700	—	—	39,842,700	3,553,124	—	(8,525,851)	66,611,066

								926,795,458

CONSUMER STAPLES: 0.7%
Magnit PJSC	6,445,340	—	(621,455)	5,823,885	13,783,847	(71,366,044)	125,777,752	343,845,099

INDUSTRIALS: 0.0%
Smiths Group PLC(c)	21,485,581	—	(2,484,081)	19,001,500	3,504,409	(2,687,957)	53,604,492	—

INFORMATION TECHNOLOGY: 0.9%
Micro Focus International PLC(d)	19,016,586	—	(1,786,879)	17,229,707	102,851,134	(19,759,785)	117,238,261	451,620,840

REAL ESTATE: 0.6%
Hang Lung Group, Ltd.	110,219,400	—	(3,429,900)	106,789,500	8,303,158	(9,323,200)	34,784,644	295,965,369

					$139,290,614	$(119,519,612)	$396,900,201	$2,018,226,766

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end
(d)	Shares reflect a reverse stock split on April 30, 2019

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June, 30,		Year Ended December 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$36.91		$46.32	$38.10	$36.48	$42.11	$43.04
Income from investment operations:
Net investment income	0.93		1.01	0.70	0.82	0.79	0.98
Net realized and unrealized gain (loss)	3.82		(9.34)	8.41	2.19	(5.58)	(0.94)

Total from investment operations	4.75		(8.33)	9.11	3.01	(4.79)	0.04

Distributions to shareholders from:
Net investment income	—		(1.08)	(0.89)	(0.85)	(0.84)	(0.97)
Net realized gain	—		—	—	(0.54)	—	—

Total distributions	—		(1.08)	(0.89)	(1.39)	(0.84)	(0.97)

Net asset value, end of period	$41.66		$36.91	$46.32	$38.10	$36.48	$42.11

Total return	12.87%		(17.98)%	23.94%	8.26%	(11.35)%	0.07%
Ratios/supplemental data:
Net assets, end of period (millions)	$49,883		$48,108	$65,670	$54,187	$57,029	$64,040
Ratio of expenses to average net assets	0.63	%(a)	0.63%	0.63%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	4.47	%(a)	2.17%	1.57%	2.12%	1.86%	2.39%
Portfolio turnover rate	8%		17%	17%	17%	18%	12%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Semi-Annual Report

June 30, 2019

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

6/19 BF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 10.7% for the six months ended June 30, 2019, compared to 13.6% for the Combined Index (a 60/40 blend of stocks and fixed income securities).

MARKET COMMENTARY

After posting strong returns in the first quarter of 2019, the U.S. equity market continued to climb during the second quarter: the S&P 500 reached an all-time high in late June and ended the first half of the year up 19%. Continued U.S. job growth and the Federal Reserve’s consideration of lower interest rates propelled U.S. stocks to record levels. Growth stocks outperformed value stocks(a) as technology-related companies surged during the six-month period: Information Technology (up 27%) and Consumer Discretionary (up 22%) were the best-performing sectors of the S&P 500, while Health Care (up 8%) and Energy (up 13%) lagged the most. These market dynamics extended a longer-term trend.

In fixed income, the U.S. investment-grade fixed income market posted a robust 6.1%(b) return, fueled by the combination of falling long-term Treasury yields and strong performance from the Corporate bond sector. Despite concerns about slowing global growth, credit markets have been supported by generally healthy corporate earnings, a dovish tilt by many central banks, and investors continuing to reach for yield.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We did not make any meaningful changes to this allocation during the first half of 2019. On June 30, the Fund’s 66.1%(c) equity weighting (including 4.0% in preferred stocks) reflected our more positive outlook for total return potential from equities than from fixed income.

EQUITY STRATEGY

Over the last decade, U.S. growth stocks have outperformed value stocks by a cumulative 107 percentage points.(d) During this challenging period for value investors, the equity portfolio has outperformed the U.S. value investment universe. The valuation differential between value- and growth-oriented stocks remains wide by historical standards. Growth stocks are relatively expensive: the Russell 1000 Growth Index trades at 22.0 times forward earnings compared to 15.0 times for the Russell 1000 Value Index. This valuation gap should narrow as market prices move to more closely reflect our assessment of fundamental value. Historically, many value stocks have tended to outperform when they are particularly inexpensive, as they are today. We have conviction in our value-oriented, active investment approach and continue to believe now is an opportune time to be invested in value stocks.

We are optimistic about the long-term outlook for the portfolio, which remains overweight in sectors poised to benefit from a rebound in U.S. value stocks such as Financials, which comprised 30.0% of the portfolio compared to 13.1% for the S&P 500, and Energy at 9.1% versus 5.0%. Health Care is also an overweight in the portfolio, and accounted for 19.6% of the portfolio versus 14.2% for the S&P 500.

Financials

U.S. financial services companies are trading near historically low valuations relative to the overall market. Banks, for example, are trading at 57% of the S&P 500 forward price-to-earnings multiple, the lowest relative level since the dotcom bubble in 1999. Why are bank stocks so inexpensive? Since September 2018, U.S. Treasury yields have declined by 100 basis points,(e) as have market expectations for the federal funds rate through 2020. Lower rates generally have a negative impact on bank earnings because of lower reinvestment yields, but we believe this issue has been fully priced into current valuations.

Despite low valuations, company fundamentals have been resilient. The portfolio’s bank holdings that were subjected to the Fed’s 2019 stress-testing process have received approval to return a weighted average of 11% of their market cap in dividends and buybacks in 2020. This total yield compares favorably with the broad market and notably income-oriented equities, such as in the Real Estate (e.g., Investment Trusts) and Utilities sectors. Banks’ capital levels are near historical highs, as are aggregate banking sector profits. In recent years, Banks’ earnings growth has outpaced the broad market and a number of banks have been able to offset the effects of lower interest rates through volume growth, cost controls, and share buybacks. Going forward, we are particularly constructive on several national retail banks — Bank of America, JPMorgan Chase, and Wells Fargo(f) — that are increasingly using their scale, advantages in technology, and marketing expertise to drive outsized deposit growth and profitability. While there is an overwhelming expectation in the market that interest rates will remain “lower for longer,” any increase in rates should create meaningful upside for many value stocks, especially in the Financials sector.

Energy

While the short-term direction of oil prices is difficult to forecast, the long-term fundamentals of supply and demand are constructive. We believe global demand will continue to grow at roughly 1% per year, or around 1.0 to 1.5 million additional barrels per day. From a supply perspective, U.S. shale oil growth is currently robust, but the rate of growth should taper as U.S. shale producers shift their priority from production growth to generating free cash flow. The rest of the industry will need to reinvest at higher rates to counteract the natural decline from existing fields and to meet new demand growth. It is likely that an oil price at or above current levels will be needed to incentivize that higher level of investment.

When evaluating energy stocks, we look for companies with assets that are on the low end of the global cost curve, management teams that have deployed capital prudently through the cycle, and low-to-reasonable valuations. We continue to find

PAGE 2 ▪ DODGE & COX BALANCED FUND

long-term opportunities in selected upstream and oilfield services companies with these characteristics. For example, we recently added to the portfolio’s energy holdings, including Occidental Petroleum (following its agreement to acquire Anadarko Petroleum) and Schlumberger, among others.

Health Care

Within the Health Care sector, attractive valuations reflect uncertainty about potential changes to U.S. health care regulations. As part of ongoing due diligence, our global industry analysts recently met with industry experts, regulators, and policymakers in Washington, D.C. and affirmed our belief that the risk of holistic, dramatic change to U.S. drug pricing due to regulatory or market changes remains low.

There are two primary goals behind U.S. health care reform debate: providing coverage for the majority of the uninsured population and managing the rising costs of providing health care for all. If more uninsured individuals gain coverage, then the portfolio’s three health care services holdings (CVS Health, Cigna, and UnitedHealth Group) should benefit as they provide managed care services for both individuals and employers. Additionally, our holdings could benefit from the expansion of government programs such as Medicaid and Medicare as many of these program’s beneficiaries receive their care from the portfolio’s healthcare services holdings. While there is uncertainty around how to address the issue of rising cost, our companies are also well positioned to play a critical role in reducing U.S. health care cost trends. Moreover, these three companies have enormous competitive advantages and can leverage their scale to negotiate the best prices, invest extensively in technology and data analytics, and utilize their vast stores of clinical data to deploy innovative, proactive care management strategies. Having merged pharmacy benefit manager (PBM) companies with managed care businesses, they are well positioned to drive down the total cost of care, influence costs and incentives within the system, and deliver on the promise of patient centric care.

In Pharmaceuticals, research and development productivity continues to improve, evidenced by historically high numbers of drug approvals in the last few years. Although PBMs have been able to exert increased pricing pressure on drug manufacturers, we believe this industry has attractive prospects. The portfolio continues to have a meaningful overweight position in Pharmaceuticals and Biotechnology: 14.3% compared to 6.8% for the S&P 500. These holdings have durable franchises with significant barriers to entry and long-term growth opportunities from product innovation, burgeoning emerging market demand, and development of new drug categories. We continue to find compelling opportunities in Health Care and recently added to Cigna, among other holdings.

Cigna

Cigna (2.2% position) is one of the largest and most diversified health care services organizations in the United States. In late 2018, Cigna acquired Express Scripts, a leading PBM, and we believe there will be significant cost savings from the transaction over the next several years. The combined company is also generating substantial free cash flow that can be used to reduce debt, repurchase shares, and drive earnings growth. In addition, Cigna has proven to be a leading innovator in the midsize employer based segment where they continue to gain share due to their patient centric care model and industry leading cost trend which remains well below industry averages. Cigna is trading at only nine times forward earnings amid heightened competitive and regulatory risks surrounding its employer-sponsored health insurance and PBM segments. Weighing the risks and opportunities, we recently added to Cigna based on our view of its modest valuation in light of its solid business franchise and management’s strong execution track record.

FIXED INCOME STRATEGY

In the first half of 2019, amidst the backdrop of a rather unique market environment in which both Treasury rates and credit yield premiums(g) declined, our team made numerous incremental shifts to portfolio positioning. Even with these adjustments, the fixed income portfolio’s overall positioning has remained stable.

Defensive Duration(h) and Economic Outlook: Mitigating the Risk of Rising Rates over Time

Upon review of market expectations and our own interest rate forecasts, we slightly reduced the fixed income portfolio’s exposure to intermediate-term rates in favor of shorter-term securities. In our view, the magnitude of the yield declines in the belly of the yield curve has resulted in a potentially significant mispricing — more so than other points along the yield curve. To balance out the decrease in duration from these trades, we closed out the portfolio’s small remaining Treasury futures short position. The net result of these moves was the same relative duration positioning (75% of the Bloomberg Barclays U.S. Agg’s duration).

The portfolio’s defensive duration positioning is underpinned by two key factors. First, the futures market and yield curve are pricing in a substantially more dovish policy path than the Fed has recently communicated. We believe this gap will narrow over time. While the Fed’s “U-turn” is likely to lead to a rate cut or two in the short term, we believe these will eventually be reversed, and the long end of the curve will resume its upward move. Second, we attempt to balance interest rate risk and yield. With 10-year Treasuries yielding close to 2%, we believe investors are not well compensated for taking on more duration. Given the low level of available yields, even a small rate move can present a risk to absolute returns.

The Credit Sector: Continuing to Find Opportunities

We added a number of new credit investments to the portfolio during the first half of the year at attractive valuations. Purchases were diversified by sector, geography, and seniority, but were focused on large, established enterprises with strong capital positions and liquidity. Examples of these purchases include Anheuser-Busch InBev, HCA, UniCredit, and Vodafone hybrids.

One purchase we would like to highlight is UniCredit, the largest Italy-domiciled bank by assets. While 50% of its revenue currently comes from Italy, UniCredit has a substantial presence in Germany, Austria, and parts of Eastern Europe. We have held UniCredit equity in the Dodge & Cox International Stock Fund

DODGE & COX BALANCED FUND ▪ PAGE 3

for more than 10 years, and over that period we developed deep knowledge of the bank’s strategy, operations, and financial position. Earlier this year as prices for Italian risk assets declined, we initiated a position in the company’s 15-year subordinated debt at new issue.

UniCredit is predominantly a retail and commercial bank, and the company has undergone a deep restructuring since Jean Pierre Mustier took over as CEO in 2016. Since the global financial crisis the bank’s profitability has substantially improved, and management has sought to increase the safety and soundness of the bank by reducing its credit risk, increasing its liquidity buffers, and proactively addressing future regulatory capital requirements. Certain risks remain, including the weak macro environment in Italy, an Italian government that has periodically clashed with the European Union, and potentially more stringent regulatory requirements for European banks on the horizon. Nonetheless, on balance we see an attractive investment based on the company’s fundamentals, the low likelihood of sovereign distress in Italy, and the compelling valuation of its bonds.

While credit valuations are higher now, we remain constructive on the portfolio’s credit holdings, particularly relative to low-yielding Treasuries. We believe that corporate revenue growth remains healthy, and that margins and cash flow are strong. The banking sector remains well-capitalized, well-funded, and highly regulated. The risk of increased corporate leverage is mitigated by high interest coverage and a reduced U.S. tax burden, which boosts cash flow. We continue to focus on investing in strong credits at attractive prices, illustrated by the positions acquired in the first half of the year. As always, our valuation discipline and deep fundamental research continue to drive bottom-up credit decisions.

The Securitized Sector: Adding Liquidity and Incremental Yield at Attractive Valuations

The portfolio’s holdings in the Securitized sector consist predominantly of Agency(i) mortgage-backed securities (MBS), with a smaller weighting in AAA-rated asset-backed securities (ABS). These securities as a group can provide attractive total-return cash flows in the front to intermediate part of the yield curve and continue to play an important role in the overall portfolio given their generally high liquidity and high credit quality.

The portfolio continues to feature a large position in Agency 30-year 4.5% coupon mortgage pass-through securities, which underperformed the broad MBS market in the first half of the year. As mortgage rates have declined since late 2018, the incentive for borrowers to refinance has increased. The result is that larger amounts of cash have been returned to holders of MBS at a relatively unfavorable time because they must reinvest at lower rates. Newly issued, higher coupon MBS — including the portfolio’s 30-year 4.5% coupon securities — underperformed as they were more exposed to actual acceleration in, and market expectations regarding, prepayments. The flip side of the recent underperformance is that with fundamentals stable, our outlook for these securities is even more optimistic.

IN CLOSING

We remain optimistic about the long-term prospects for the Fund’s investments. The equity portfolio continues to trade at a significant discount to the market. On June 30, the equity portfolio traded at 12.9 times forward estimated earnings, compared to 17.3 times for the S&P 500. We continue to position the fixed income portfolio defensively from a capital preservation standpoint, while seeking opportunities to add incremental yield through our bottom-up research process.

A fundamental, active, value-oriented investment approach requires conviction and patience. The rewards of active management are most likely to accrue to those investors who have the discipline to maintain a long-term investment horizon.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2019

(a)	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
(b)	Sector returns as calculated and reported by Bloomberg.
(c)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2019.
(d)	The Russell 1000 Growth Index had a total return of 351.7% compared to 245.0% for the Russell 1000 Value Index from June 30, 2009 through June 30, 2019.
(e)	One basis point is equal to 1/100th of 1%.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(g)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(h)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(i)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.

PAGE 4 ▪ DODGE & COX BALANCED FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 2.9 percentage points year to date. The positive relative impact of the Fund’s lower allocation to fixed income was more than offset by the equity portfolio’s underperformance.

Equity Portfolio*

▪

The portfolio’s average overweight position (21% versus 14%) and lower returns in the Health Care sector (up 4% compared to up 8% for the S&P 500 sector) hurt results. Cigna (down 17%) and Bristol-Myers Squibb (down 11%) were weak.

▪

Strong performance from several large internet and technology-related stocks not held by the portfolio (e.g., Amazon, Apple) detracted from relative results. The negative impact was substantial in Consumer Discretionary and Information Technology (the best-performing S&P 500 sectors), where the portfolio was underweight throughout the period.

▪

The portfolio’s average overweight position (15% versus 10%) and holdings in the Communication Services sector (up 22% compared to up 19% for the S&P 500 sector) aided relative results. Zayo Group Holdings (up 44%) and media companies DISH Network (up 54%), Charter Communications (up 39%), and Comcast (up 25%) were key contributors.

Fixed Income Portfolio

▪	Security selection within credit was positive as several issuers performed well, including Citigroup capital securities, Cemex, Enel, Petrobras, and Rio Oil Finance Trust.
▪	The portfolio’s overweight to corporate bonds and underweight to U.S. Treasuries added to relative returns given the outperformance of credit.
▪	The portfolio’s below-benchmark duration position (72%** of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns.

*	Excludes the Fund’s preferred stock positions.
**	Denotes Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is a ten-member committee with an average tenure at Dodge & Cox of 24 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is a nine-member committee with an average tenure of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX BALANCED FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2019

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	5.58%	6.64%	11.45%	7.75%
S&P 500 Index	10.42	10.71	14.70	5.90
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	7.87	2.95	3.90	4.93
Combined Index(a)	9.87	7.76	10.51	5.82

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,107.00	$2.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION (unaudited)	June 30, 2019

GENERAL INFORMATION
Net Asset Value Per Share	$99.55
Total Net Assets (billions)	$15.2
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/19 to 6/30/19, unannualized)	16%
30-Day SEC Yield(a)	2.23%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose ten members’ average tenure at Dodge & Cox is 24 years, and by the U.S. Fixed Income Investment Committee, whose nine members’ average tenure is 20 years.

EQUITY PORTFOLIO (66.1%)	Fund
Number of Common Stocks	65
Number of Preferred Stocks	5
Median Market Capitalization (billions)(b)	$38
Price-to-Earnings Ratio(b)(c)	12.9x
Foreign Securities not in the S&P 500(d)	7.4%

FIVE LARGEST SECTORS (%)	Common	Preferred	Fund
Financials	16.2	3.6	19.8
Health Care	12.9	—	12.9
Information Technology	10.4	—	10.4
Communication Services	8.5	0.4	8.9
Energy	6.0	—	6.0

TEN LARGEST EQUITIES (%)(e)	Common	Preferred	Fund
Wells Fargo & Co.	2.2	0.9	3.1
JPMorgan Chase & Co.	1.7	1.4	3.1
Comcast Corp.	2.2	0.4	2.5
Charter Communications, Inc.	2.5	—	2.5
Bank of America Corp.	1.8	0.5	2.3
Microsoft Corp.	2.3	—	2.3
Capital One Financial Corp.	2.1	—	2.1
FedEx Corp.	2.0	—	2.0
Charles Schwab Corp.	1.9	—	1.9
Alphabet, Inc.	1.8	—	1.8

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (31.6%)	Fund
Number of Credit Issuers	56
Effective Duration (years)	4.3

SECTOR DIVERSIFICATION (%)	Fund
U.S. Treasury	2.8
Government-Related(g)	1.6
Securitized	14.1
Corporate	13.2

CREDIT QUALITY (%)(h)	Fund
U.S. Treasury/Agency/GSE	14.6
AAA	0.6
AA	2.1
A	1.7
BBB	10.6
BB	2.0
B	0.0
CCC	0.0

FIVE LARGEST CREDIT ISSUERS (%)(e)	Fund
Charter Communications, Inc.	0.7
HSBC Holdings PLC	0.6
Petroleos Mexicanos	0.5
Verizon Communications, Inc.	0.5
State of California GO	0.5

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(g)	The portfolio’s Government-Related holdings include tax-exempt municipal securities; the Index classifies these securities as Municipal Bonds.
(h)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

COMMON STOCKS: 62.1%

	SHARES	VALUE
COMMUNICATION SERVICES: 8.5%
MEDIA & ENTERTAINMENT: 7.7%
Alphabet, Inc., Class A(a)	2,000	$2,165,600
Alphabet, Inc., Class C(a)	246,995	266,979,366
Charter Communications, Inc., Class A(a)	951,207	375,897,982
Comcast Corp., Class A	7,877,348	333,054,274
DISH Network Corp., Class A(a)	2,644,334	101,568,869
Fox Corp., Class A	1,592,924	58,364,735
Fox Corp., Class B	404,380	14,772,001
News Corp., Class A	1,307,504	17,638,229

		1,170,441,056
TELECOMMUNICATION SERVICES: 0.8%
Sprint Corp.(a)	8,137,071	53,460,556
Zayo Group Holdings, Inc.(a)	2,225,000	73,224,750

		126,685,306

		1,297,126,362
CONSUMER DISCRETIONARY: 2.2%
AUTOMOBILES & COMPONENTS: 0.2%
Harley-Davidson, Inc.	938,400	33,622,872

CONSUMER DURABLES & APPAREL: 0.3%
Mattel, Inc.(a)	3,193,723	35,801,635

RETAILING: 1.7%
Booking Holdings, Inc.(a)	93,300	174,910,443
Qurate Retail, Inc., Series A(a)	4,885,850	60,535,681
The Gap, Inc.	1,575,678	28,314,934

		263,761,058

		333,185,565
CONSUMER STAPLES: 0.5%
FOOD, BEVERAGE & TOBACCO: 0.5%
Molson Coors Brewing Company, Class B	1,277,014	71,512,784

ENERGY: 6.0%
Anadarko Petroleum Corp.	1,655,392	116,804,459
Apache Corp.	4,597,939	133,202,293
Baker Hughes, a GE Company	5,056,900	124,551,447
Concho Resources, Inc.	509,400	52,559,892
Halliburton Co.	2,774,413	63,090,152
Hess Corp.	790,200	50,233,014
National Oilwell Varco, Inc.	2,008,241	44,643,197
Occidental Petroleum Corp.	4,501,814	226,351,208
Schlumberger, Ltd. (Curacao/United States)	2,759,921	109,679,261

		921,114,923
FINANCIALS: 16.2%
BANKS: 6.3%
Bank of America Corp.	9,560,300	277,248,700
BB&T Corp.	1,850,584	90,919,192
JPMorgan Chase & Co.	2,255,100	252,120,180
Wells Fargo & Co.	7,220,106	341,655,416

		961,943,488
DIVERSIFIED FINANCIALS: 7.8%
American Express Co.	1,692,200	208,885,168
Bank of New York Mellon Corp.	4,040,200	178,374,830
Capital One Financial Corp.	3,461,248	314,073,644
Charles Schwab Corp.	7,167,200	288,049,768
Goldman Sachs Group, Inc.	960,000	196,416,000

		1,185,799,410
INSURANCE: 2.1%
AEGON NV (Netherlands)	12,667,643	62,704,833
Brighthouse Financial, Inc.(a)	967,818	35,509,242
MetLife, Inc.	4,481,300	222,586,171

		320,800,246

		2,468,543,144

	SHARES	VALUE
HEALTH CARE: 12.9%
HEALTH CARE EQUIPMENT & SERVICES: 3.5%
Cigna Corp.	1,391,638	$219,252,567
CVS Health Corp.	1,531,000	83,424,190
Danaher Corp.	339,100	48,464,172
Medtronic PLC (Ireland/United States)	529,200	51,538,788
UnitedHealth Group, Inc.	535,072	130,562,918

		533,242,635
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 9.4%
Alnylam Pharmaceuticals, Inc.(a)	426,000	30,910,560
AstraZeneca PLC ADR (United Kingdom)	4,112,899	169,780,471
Bristol-Myers Squibb Co.	4,164,800	188,873,680
Eli Lilly and Co.	773,049	85,646,099
Gilead Sciences, Inc.	1,580,680	106,790,741
GlaxoSmithKline PLC ADR (United Kingdom)	4,426,000	177,128,520
Incyte Corp.(a)	410,000	34,833,600
Novartis AG ADR (Switzerland)	2,407,800	219,856,218
Roche Holding AG ADR (Switzerland)	5,236,900	183,815,190
Sanofi ADR (France)	5,570,265	241,025,366

		1,438,660,445

		1,971,903,080
INDUSTRIALS: 4.8%
CAPITAL GOODS: 2.8%
Johnson Controls International PLC (Ireland/United States)	6,077,214	251,049,711
United Technologies Corp.	1,360,000	177,072,000

		428,121,711
TRANSPORTATION: 2.0%
FedEx Corp.	1,895,354	311,198,173

		739,319,884
INFORMATION TECHNOLOGY: 10.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.5%
Maxim Integrated Products, Inc.	800,191	47,867,426
Microchip Technology, Inc.	2,107,900	182,754,930

		230,622,356
SOFTWARE & SERVICES: 3.4%
Cognizant Technology Solutions Corp., Class A	1,378,900	87,408,471
Micro Focus International PLC ADR (United Kingdom)	3,051,871	79,928,501
Microsoft Corp.	2,562,400	343,259,104

		510,596,076
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.5%
Cisco Systems, Inc.	2,250,500	123,169,865
Dell Technologies, Inc., Class C(a)	1,145,868	58,210,094
Hewlett Packard Enterprise Co.	11,024,520	164,816,574
HP Inc.	10,016,573	208,244,553
Juniper Networks, Inc.	4,030,329	107,327,661
TE Connectivity, Ltd. (Switzerland)	1,836,036	175,855,528

		837,624,275

		1,578,842,707
MATERIALS: 0.6%
Celanese Corp.	843,532	90,932,750

TOTAL COMMON STOCKS (Cost $6,552,925,150)		$9,472,481,199

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

PREFERRED STOCKS: 4.0%

	PAR VALUE	VALUE
COMMUNICATION SERVICES: 0.4%
MEDIA & ENTERTAINMENT: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(c)	$53,210,000	$54,487,040

FINANCIALS: 3.6%
BANKS: 3.6%
Bank of America Corp. 6.10%(g)	16,008,000	17,288,640
Bank of America Corp. 6.25%(g)	52,470,000	57,164,491
Citigroup, Inc. 5.95%(g)	5,175,000	5,399,439
Citigroup, Inc. 5.95%(g)	77,327,000	80,806,715
Citigroup, Inc. 6.25%(g)	45,886,000	50,396,135
JPMorgan Chase & Co. 6.10%(g)	197,500,000	212,770,700
Wells Fargo & Co. 5.875%(g)	119,772,000	130,196,955

		554,023,075

TOTAL PREFERRED STOCKS (Cost $568,912,905)		$608,510,115

DEBT SECURITIES: 31.6%
U.S. TREASURY: 2.8%
U.S. Treasury Note/Bond
3.375%, 11/15/19	50,635,000	50,862,462
1.75%, 11/30/19	83,630,000	83,496,062
1.50%, 5/15/20	47,575,000	47,363,143
2.50%, 6/30/20	22,095,000	22,207,201
2.875%, 11/30/23	90,010,000	94,292,507
2.625%, 12/31/23	6,300,000	6,534,281
2.50%, 1/31/24	39,450,000	40,727,502
2.375%, 2/29/24	38,065,000	39,119,222
2.125%, 3/31/24	8,430,000	8,566,658
2.25%, 4/30/24	28,050,000	28,673,455

		421,842,493
GOVERNMENT-RELATED: 1.5%
FOREIGN AGENCY: 0.7%
Petroleo Brasileiro SA (Brazil)
5.999%, 1/27/28	28,535,000	30,332,705
7.25%, 3/17/44	4,300,000	4,809,593
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	13,775,000	13,919,637
6.50%, 3/13/27	18,400,000	18,146,080
6.625%, 6/15/35	9,425,000	8,706,344
6.375%, 1/23/45	20,125,000	17,307,500
6.75%, 9/21/47	11,625,000	10,352,063
6.35%, 2/12/48	15,466,000	13,277,561

		116,851,483
LOCAL AUTHORITY: 0.8%
New Jersey Turnpike Authority RB 7.102%, 1/1/41	12,436,000	18,717,548
State of California GO
7.50%, 4/1/34	13,470,000	20,331,618
7.55%, 4/1/39	14,475,000	22,915,662
7.30%, 10/1/39	18,730,000	28,153,999
7.625%, 3/1/40	4,590,000	7,242,745
State of Illinois GO 5.10%, 6/1/33	22,615,000	23,815,404

		121,176,976

		238,028,459
SECURITIZED: 14.1%
ASSET-BACKED: 2.3%
Federal Agency: 0.0%(h)
Small Business Admin. — 504 Program
Series 2000-20D 1, 7.47%, 4/1/20	169,286	171,015
Series 2000-20E 1, 8.03%, 5/1/20	34,069	34,556
Series 2000-20G 1, 7.39%, 7/1/20	86,305	87,182
Series 2000-20I 1, 7.21%, 9/1/20	25,648	25,933
Series 2001-20E 1, 6.34%, 5/1/21	201,248	205,290

	PAR VALUE	VALUE
Series 2001-20G 1, 6.625%, 7/1/21	$213,655	$218,125
Series 2003-20J 1, 4.92%, 10/1/23	923,139	965,006
Series 2007-20F 1, 5.71%, 6/1/27	1,258,060	1,349,944

		3,057,051
Other: 0.5%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	21,481,128	23,924,607
9.75%, 1/6/27(c)	31,052,639	35,633,214
8.20%, 4/6/28(c)	4,775,000	5,359,985

		64,917,806
Student Loan: 1.8%
Navient Student Loan Trust USD LIBOR 1-Month
+1.30%, 3.704%, 3/25/66(c)	24,832,000	25,306,351
+0.80%, 3.204%, 7/26/66(c)	8,215,326	8,156,644
+1.15%, 3.554%, 7/26/66(c)	6,902,000	6,973,014
+1.05%, 3.454%, 12/27/66(c)	6,511,850	6,545,304
+0.75%, 3.154%, 3/25/67(c)	86,422,000	85,554,366
+1.00%, 3.404%, 2/27/68(c)	4,337,000	4,343,413
+0.70%, 3.104%, 2/25/70(c)	11,365,758	11,351,440
SLM Student Loan Trust USD LIBOR 1-Month
+0.75%, 3.154%, 1/25/45(c)	41,231,371	40,611,989
USD LIBOR 3-Month
+0.17%, 2.75%, 1/25/41	14,492,960	14,072,265
+0.55%, 3.13%, 10/25/64(c)	49,262,000	48,556,465
SLM Student Loan Trust (Private Loans) Series 2014-A A2A, 2.59%, 1/15/26(c)	146,152	146,123
SMB Private Education Loan Trust (Private Loans) Series 2018-B A2A, 3.60%, 1/15/37(c)	19,845,000	20,811,559

		272,428,933

		340,403,790
CMBS: 0.2%
Agency CMBS: 0.2%
Fannie Mae Multifamily DUS
Pool AL8144, 2.405%, 10/1/22	7,614,905	7,687,743
Pool AL9086, 2.306%, 7/1/23	1,494,209	1,492,150
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.499%, 3/25/26(f)	10,530,412	815,394
Series K056 X1, 1.399%, 5/25/26(f)	4,612,299	336,687
Series K057 X1, 1.325%, 7/25/26(f)	3,786,331	260,247
Series K064 X1, 0.743%, 3/25/27(f)	9,517,194	391,053
Series K065 X1, 0.815%, 4/25/27(f)	44,199,589	2,046,751
Series K066 X1, 0.89%, 6/25/27(f)	37,761,185	1,956,075
Series K069 X1, 0.496%, 9/25/27(f)	238,638,156	6,694,659
Series K090 X1, 0.853%, 2/25/29(f)	180,782,621	10,954,613

		32,635,372

		32,635,372
MORTGAGE-RELATED: 11.6%
Federal Agency CMO & REMIC: 2.1%
Dept. of Veterans Affairs
Series 1995-1 1, 6.421%, 2/15/25(f)	180,618	196,935
Series 1995-2C 3A, 8.793%, 6/15/25	75,217	85,163
Series 2002-1 2J, 6.50%, 8/15/31	5,744,019	6,635,089
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,344,345	1,469,533
Trust 2009-66 ET, 6.00%, 5/25/39	769,816	806,518
Trust 2009-30 AG, 6.50%, 5/25/39	1,358,758	1,505,188
Trust 2001-T7 A1, 7.50%, 2/25/41	999,540	1,166,686
Trust 2001-T5 A3, 7.50%, 6/19/41(f)	448,002	518,710
Trust 2001-T4 A1, 7.50%, 7/25/41	1,047,141	1,224,340
Trust 2001-T8 A1, 7.50%, 7/25/41	1,013,720	1,176,880
Trust 2001-W3 A, 6.013%, 9/25/41(f)	653,809	713,743
Trust 2001-T10 A2, 7.50%, 12/25/41	677,290	753,800
Trust 2013-106 MA, 4.00%, 2/25/42	6,971,647	7,388,672

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2002-W6 2A1, 7.00%, 6/25/42(f)	$1,061,631	$1,177,587
Trust 2002-W8 A2, 7.00%, 6/25/42	1,361,321	1,591,847
Trust 2003-W2 1A1, 6.50%, 7/25/42	2,303,877	2,620,689
Trust 2003-W2 1A2, 7.00%, 7/25/42	896,255	1,043,165
Trust 2003-W4 4A, 7.50%, 10/25/42(f)	1,120,931	1,270,276
Trust 2012-121 NB, 7.00%, 11/25/42	1,528,816	1,767,426
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,040,150	1,187,458
Trust 2004-W2 5A, 7.50%, 3/25/44	1,941,428	2,205,832
Trust 2004-W8 3A, 7.50%, 6/25/44	334,373	388,919
Trust 2005-W4 1A2, 6.50%, 8/25/45	3,286,075	3,749,797
Trust 2009-11 MP, 7.00%, 3/25/49	3,073,820	3,598,932
USD LIBOR 1-Month
+0.55%, 2.954%, 9/25/43	6,428,833	6,460,498
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	11,225	11,284
Series 16 PK, 7.00%, 8/25/23	864,496	917,174
Series T-48 1A4, 5.538%, 7/25/33	21,406,549	23,719,704
Series T-51 1A, 6.50%, 9/25/43(f)	145,891	170,946
Series T-59 1A1, 6.50%, 10/25/43	7,611,044	9,031,966
Series 4281 BC, 4.50%, 12/15/43(f)	40,194,989	43,234,216
USD LIBOR 1-Month
+0.61%, 3.004%, 9/15/43	14,460,156	14,622,684
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 3.087%, 9/20/64	3,617,071	3,617,345
USD LIBOR 12-Month
+0.30%, 3.42%, 1/20/67	24,010,784	24,373,700
+0.23%, 3.07%, 10/20/67	22,284,097	22,055,034
+0.23%, 3.07%, 10/20/67	13,357,728	13,227,303
+0.06%, 3.062%, 12/20/67	34,364,491	33,809,102
+0.08%, 2.817%, 5/20/68	9,831,574	9,642,430
+0.25%, 3.05%, 6/20/68	30,755,114	30,344,299
+0.28%, 3.159%, 11/20/68	42,587,830	42,218,282
+0.25%, 3.25%, 12/20/68	4,581,770	4,531,926

		326,231,078
Federal Agency Mortgage Pass-Through: 9.5%
Fannie Mae, 15 Year
6.00%, 3/1/22	82,915	84,675
4.50%, 1/1/25-1/1/27	6,555,516	6,863,932
3.50%, 11/1/25-12/1/29	19,307,303	19,948,300
Fannie Mae, 20 Year
4.00%, 11/1/30-2/1/37	37,560,418	39,456,030
4.50%, 1/1/31-12/1/34	56,758,475	60,410,935
3.50%, 6/1/35-4/1/37	71,530,342	73,663,949
Fannie Mae, 30 Year
6.50%, 12/1/28-8/1/39	13,257,531	15,346,175
5.50%, 7/1/33-8/1/37	8,634,155	9,581,704
6.00%, 9/1/36-8/1/37	12,002,092	13,606,137
7.00%, 8/1/37	316,641	367,999
4.50%, 1/1/39-3/1/49	486,904,846	513,216,900
5.00%, 12/1/48-3/1/49	23,028,713	24,409,413
Fannie Mae, 40 Year 4.50%, 6/1/56	36,025,238	38,568,133
Fannie Mae, Hybrid ARM(f)
1-Year U.S. Treasury CMT
+2.05%, 4.305%, 9/1/34	692,718	724,837
USD LIBOR 12-Month
+1.32%, 4.234%, 12/1/34	857,566	886,295
+1.58%, 4.654%, 1/1/35	753,778	788,066
+1.55%, 4.446%, 8/1/35	576,989	602,494
+1.64%, 4.693%, 5/1/37	631,117	661,161
+1.84%, 4.536%, 7/1/39	1,098,831	1,130,558
+1.78%, 3.78%, 11/1/40	1,137,401	1,180,072
+1.78%, 3.623%, 12/1/40	3,262,955	3,385,914
+1.57%, 4.43%, 11/1/43	2,464,347	2,544,820
+1.55%, 4.584%, 4/1/44	6,377,527	6,585,729

	PAR VALUE	VALUE
+1.60%, 2.805%, 11/1/44	$14,239,050	$14,535,093
+1.60%, 2.787%, 12/1/44	10,724,557	10,942,910
+1.59%, 2.90%, 9/1/45	2,836,641	2,880,843
+1.59%, 2.849%, 12/1/45	14,127,108	14,338,455
+1.59%, 2.65%, 1/1/46	12,317,187	12,462,971
+1.61%, 2.955%, 4/1/46	7,452,204	7,620,059
+1.61%, 2.53%, 12/1/46	12,454,165	12,540,813
+1.61%, 3.163%, 6/1/47	10,539,332	10,770,114
+1.61%, 3.127%, 7/1/47	14,323,239	14,623,848
+1.60%, 2.706%, 8/1/47	18,570,862	18,791,786
+1.61%, 3.378%, 1/1/49	13,275,727	13,606,352
USD LIBOR 6-Month
+1.53%, 4.238%, 1/1/35	960,386	992,735
Freddie Mac, Hybrid ARM(f)
1-Year U.S. Treasury CMT
+2.25%, 4.687%, 10/1/35	1,629,154	1,717,282
USD LIBOR 12-Month
+1.96%, 4.836%, 5/1/34	1,243,037	1,314,258
+1.55%, 4.439%, 4/1/37	1,517,874	1,588,785
+1.79%, 4.543%, 9/1/37	1,045,656	1,099,334
+1.87%, 4.64%, 1/1/38	164,778	171,855
+2.06%, 5.187%, 2/1/38	1,768,924	1,865,342
+1.94%, 4.72%, 7/1/38	152,126	157,905
+1.75%, 4.672%, 10/1/38	785,215	824,864
+1.79%, 3.613%, 10/1/41	751,549	774,497
+1.79%, 3.695%, 8/1/42	3,447,519	3,546,436
+1.62%, 2.954%, 5/1/44	9,413,227	9,589,725
+1.61%, 3.054%, 5/1/44	1,415,544	1,445,515
+1.62%, 2.943%, 6/1/44	2,833,419	2,889,175
+1.62%, 3.17%, 6/1/44	2,592,403	2,651,615
+1.63%, 3.069%, 1/1/45	14,633,663	14,966,656
+1.62%, 2.733%, 10/1/45	7,931,727	8,022,184
+1.62%, 2.826%, 10/1/45	8,530,450	8,642,542
+1.63%, 3.244%, 7/1/47	8,816,866	9,003,607
Freddie Mac Gold, 15 Year
4.50%, 9/1/24-9/1/26	4,475,296	4,620,547
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	2,340,654	2,507,896
4.50%, 4/1/31-6/1/31	7,231,984	7,703,135
Freddie Mac Gold, 30 Year
7.75%, 7/25/21	56,097	56,152
7.47%, 3/17/23	45,833	47,304
6.50%, 12/1/32-4/1/33	3,956,856	4,490,092
7.00%, 11/1/37-9/1/38	3,192,712	3,695,924
5.50%, 12/1/37	463,099	514,181
6.00%, 2/1/39	1,151,783	1,305,985
4.50%, 9/1/41-8/1/48	328,989,355	347,749,697
Freddie Mac Pool, 30 Year 4.50%, 2/1/49	32,719,330	34,232,313
Ginnie Mae, 30 Year
7.97%, 4/15/20-1/15/21	24,985	25,390
7.50%, 11/15/24-10/15/25	379,181	411,096

		1,445,751,496

		1,771,982,574

		2,145,021,736
CORPORATE: 13.2%
FINANCIALS: 4.6%
Bank of America Corp.
3.004%, 12/20/23(g)	44,918,000	45,723,686
4.20%, 8/26/24	5,825,000	6,192,912
4.45%, 3/3/26	3,970,000	4,280,613
4.25%, 10/22/26	2,970,000	3,171,704
4.183%, 11/25/27	7,925,000	8,406,932
Barclays PLC (United Kingdom)
4.375%, 9/11/24	18,275,000	18,723,682
4.836%, 5/9/28	9,525,000	9,747,792

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
BNP Paribas SA (France)
4.25%, 10/15/24	$36,700,000	$38,584,721
4.375%, 9/28/25(c)	20,120,000	21,132,727
4.375%, 5/12/26(c)	8,000,000	8,385,144
4.625%, 3/13/27(c)	9,775,000	10,432,878
Boston Properties, Inc.
3.85%, 2/1/23	7,800,000	8,137,632
3.125%, 9/1/23	17,550,000	17,992,835
3.80%, 2/1/24	5,000,000	5,241,200
3.65%, 2/1/26	4,450,000	4,627,712
Capital One Financial Corp.
3.50%, 6/15/23	21,006,000	21,800,973
3.90%, 1/29/24	4,275,000	4,488,435
4.20%, 10/29/25	10,175,000	10,682,664
Cigna Corp. 7.875%, 5/15/27	17,587,000	22,927,867
Citigroup, Inc.
4.00%, 8/5/24	5,925,000	6,242,823
USD LIBOR 3-Month
+6.37%, 8.953%, 10/30/40(b)	37,080,925	41,041,168
Equity Residential
3.00%, 4/15/23	14,775,000	15,131,999
2.85%, 11/1/26	6,000,000	6,063,222
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(g)	21,200,000	22,171,592
4.30%, 3/8/26	11,462,000	12,306,508
6.50%, 5/2/36	31,355,000	40,537,407
6.50%, 9/15/37	12,665,000	16,507,280
JPMorgan Chase & Co.
4.125%, 12/15/26	3,000,000	3,209,537
8.75%, 9/1/30(b)	25,692,000	36,702,685
Lloyds Banking Group PLC (United Kingdom)
4.05%, 8/16/23	10,325,000	10,773,339
4.50%, 11/4/24	19,575,000	20,467,333
4.582%, 12/10/25	2,500,000	2,607,110
4.65%, 3/24/26	16,100,000	16,803,557
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	43,156,000	46,542,355
6.00%, 12/19/23	16,825,000	18,315,513
UniCredit SPA (Italy) 7.296%, 4/2/34(c)(g)	23,425,000	24,827,642
Unum Group
7.19%, 2/1/28	8,305,000	10,127,538
7.25%, 3/15/28	2,030,000	2,504,694
6.75%, 12/15/28	11,368,000	13,762,756
Wells Fargo & Co.
2.15%, 12/6/19	19,500,000	19,481,434
4.10%, 6/3/26	3,376,000	3,576,681
4.30%, 7/22/27	21,995,000	23,749,608
USD LIBOR 3-Month
+0.65%, 3.124%, 12/6/19	11,575,000	11,606,511

		695,742,401
INDUSTRIALS: 8.1%
Anheuser-Busch InBev SA/NV (Belgium)
5.45%, 1/23/39	6,375,000	7,573,308
5.55%, 1/23/49	16,900,000	20,607,604
AT&T, Inc.
5.35%, 9/1/40	27,575,000	31,096,074
4.75%, 5/15/46	7,000,000	7,359,468
5.65%, 2/15/47	5,175,000	6,065,533
4.50%, 3/9/48	24,560,000	25,162,029
Bayer AG (Germany)
3.875%, 12/15/23(c)	16,175,000	16,758,534
4.25%, 12/15/25(c)	6,600,000	6,979,172
4.375%, 12/15/28(c)	26,300,000	27,709,288

	PAR VALUE	VALUE
Bayerische Motoren Werke AG (Germany) 3.40%, 8/13/21(c)	$6,200,000	$6,317,529
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)(g)	7,525,000	8,586,025
Burlington Northern Santa Fe LLC(e)
5.72%, 1/15/24	2,616,284	2,825,696
5.342%, 4/1/24	4,959,241	5,275,567
5.629%, 4/1/24	8,050,035	8,583,427
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(c)	10,575,000	10,892,250
5.70%, 1/11/25(c)	22,475,000	23,350,401
6.125%, 5/5/25(c)	12,870,000	13,465,237
Charter Communications, Inc.
4.125%, 2/15/21	5,547,000	5,649,059
4.908%, 7/23/25	11,600,000	12,586,592
4.20%, 3/15/28	5,000,000	5,191,489
5.05%, 3/30/29	5,250,000	5,783,831
6.55%, 5/1/37	11,000,000	12,699,482
6.75%, 6/15/39	6,160,000	7,139,969
6.484%, 10/23/45	38,477,000	45,294,427
5.375%, 5/1/47	4,100,000	4,314,105
5.75%, 4/1/48	12,300,000	13,596,362
Cigna Corp.
3.75%, 7/15/23(c)	16,900,000	17,585,729
4.125%, 11/15/25(c)	4,100,000	4,354,272
4.375%, 10/15/28(c)	2,692,000	2,903,280
Comcast Corp.
3.95%, 10/15/25	5,325,000	5,741,666
4.70%, 10/15/48	3,625,000	4,248,017
3.999%, 11/1/49	3,772,000	3,970,073
Cox Enterprises, Inc.
3.25%, 12/15/22(c)	6,240,000	6,366,825
2.95%, 6/30/23(c)	37,166,000	37,482,451
3.85%, 2/1/25(c)	24,125,000	25,206,284
3.35%, 9/15/26(c)	3,400,000	3,435,430
CRH PLC (Ireland) 3.875%, 5/18/25(c)	17,100,000	17,876,380
CVS Health Corp.
3.70%, 3/9/23	13,033,000	13,454,559
4.10%, 3/25/25	6,025,000	6,351,110
4.30%, 3/25/28	22,645,000	23,866,244
4.78%, 3/25/38	8,125,000	8,468,452
Dell Technologies, Inc. 5.45%, 6/15/23(c)	14,966,000	16,130,411
Dillard’s, Inc.
7.875%, 1/1/23	8,660,000	9,308,067
7.75%, 7/15/26	50,000	55,768
7.75%, 5/15/27	540,000	592,971
7.00%, 12/1/28	15,135,000	16,315,651
Dow, Inc.
7.375%, 11/1/29	17,000,000	22,347,867
9.40%, 5/15/39	5,677,000	9,005,665
5.55%, 11/30/48(c)	5,250,000	6,241,261
Elanco Animal Health, Inc.
3.912%, 8/27/21	2,500,000	2,553,478
4.272%, 8/28/23	2,500,000	2,622,849
4.90%, 8/28/28	3,500,000	3,907,010
Ford Motor Credit Co. LLC(e)
5.75%, 2/1/21	12,700,000	13,220,938
5.875%, 8/2/21	12,945,000	13,646,078
3.813%, 10/12/21	14,270,000	14,469,419
5.596%, 1/7/22	9,425,000	9,979,622
4.25%, 9/20/22	4,243,000	4,350,134
4.14%, 2/15/23	5,166,000	5,261,094
4.375%, 8/6/23	11,405,000	11,705,178
Fox Corp.
4.709%, 1/25/29(c)	2,125,000	2,370,646
5.476%, 1/25/39(c)	2,550,000	3,008,315

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
HCA Healthcare, Inc.
4.125%, 6/15/29	$6,725,000	$6,881,333
5.25%, 6/15/49	10,255,000	10,662,226
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(c)	10,475,000	10,780,564
4.25%, 7/21/25(c)	46,275,000	48,532,624
Kinder Morgan, Inc.
4.30%, 6/1/25	11,050,000	11,802,279
5.50%, 3/1/44	25,893,000	29,222,202
5.40%, 9/1/44	20,119,000	22,279,872
Macy’s, Inc. 6.70%, 7/15/34	5,890,000	6,491,057
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(c)	16,900,000	17,391,756
5.50%, 7/21/25(c)	25,825,000	28,144,085
4.85%, 7/6/27(c)	14,200,000	15,168,298
RELX PLC (United Kingdom)
3.125%, 10/15/22	17,458,000	17,769,791
4.00%, 3/18/29	5,400,000	5,702,739
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(g)	20,570,000	20,353,192
5.875%, 8/15/76(b)(g)	4,500,000	4,618,800
5.30%, 3/15/77(b)(g)	25,885,000	24,859,889
Telecom Italia SPA (Italy)
5.303%, 5/30/24(c)	25,508,000	26,400,780
7.20%, 7/18/36	11,596,000	12,784,590
7.721%, 6/4/38	8,212,000	9,259,030
The Walt Disney Co.
6.15%, 3/1/37(c)	15,000,000	20,362,092
6.65%, 11/15/37(c)	4,638,000	6,658,667
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	12,050,000	12,607,313
5.25%, 6/6/29(c)	11,350,000	11,605,375
Union Pacific Corp. 6.176%, 1/2/31	6,018,144	7,013,660
United Technologies Corp.
3.35%, 8/16/21	3,650,000	3,730,145
3.65%, 8/16/23	13,000,000	13,609,290
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	12,820,593
4.522%, 9/15/48	7,000,000	7,818,255
5.012%, 4/15/49	49,149,000	58,467,012
Vodafone Group PLC (United Kingdom) 7.00%, 4/4/79(b)(g)	16,900,000	18,240,921
Xerox Corp. 4.50%, 5/15/21	21,561,000	22,012,272
Zoetis, Inc.
3.25%, 2/1/23	2,150,000	2,193,646
4.50%, 11/13/25	17,545,000	19,241,446

		1,234,751,446
UTILITIES: 0.5%
Dominion Energy, Inc.
2.579%, 7/1/20	4,600,000	4,593,150
4.104%, 4/1/21	5,650,000	5,783,495
5.75%, 10/1/54(b)(g)	22,950,000	23,845,050
Enel SPA (Italy)
4.25%, 9/14/23(c)	4,075,000	4,277,511
4.625%, 9/14/25(c)	10,500,000	11,264,884
6.80%, 9/15/37(c)	13,700,000	17,410,311
6.00%, 10/7/39(c)	13,352,000	15,819,130

		82,993,531

		2,013,487,378

TOTAL DEBT SECURITIES (Cost $4,607,708,394)		$4,818,380,066

SHORT-TERM INVESTMENTS: 1.9%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 1.5%
Bank of Montreal(d) 2.45%, dated 6/28/19, due 7/1/19, maturity value $23,704,839	$23,700,000	$23,700,000
Fixed Income Clearing Corporation(d) 1.60%, dated 6/28/19, due 7/1/19, maturity value $134,878,981	134,861,000	134,861,000
Royal Bank of Canada(d) 2.47%, dated 6/28/19, due 7/1/19, maturity value $63,112,988	63,100,000	63,100,000

		221,661,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	60,691,922	60,691,922

TOTAL SHORT-TERM INVESTMENTS (Cost $282,352,922)		$282,352,922

TOTAL INVESTMENTS IN SECURITIES (Cost $12,011,899,371)	99.6%	$15,181,724,302
OTHER ASSETS LESS LIABILITIES	0.4%	59,254,654

NET ASSETS	100.0%	$15,240,978,956

(a)	Non-income producing
(b)	Hybrid security has characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 2.00%-3.00%, 8/31/20-8/15/48 and U.S. Treasury Inflation Indexed Notes 0.75%-3.375%, 1/15/25-2/15/46. Total collateral value is $24,178,970.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.125%-2.75%, 7/31/21-9/15/21. Total collateral value is $137,562,853.

Royal Bank of Canada: U.S. Treasury Note 2.75%, 9/15/21. Total collateral value is $64,375,265.

(e)	Subsidiary (see below)
(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Rounds to 0.0%

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 13

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2019
ASSETS:
Investments in securities, at value (cost $12,011,899,371)	$15,181,724,302
Receivable for investments sold	57,009,314
Receivable for Fund shares sold	5,053,875
Dividends and interest receivable	55,342,502
Prepaid expenses and other assets	136,764

15,299,266,757

LIABILITIES:
Payable for investments purchased	38,908,140
Payable for Fund shares redeemed	12,376,308
Management fees payable	6,213,820
Accrued expenses	789,533

58,287,801

NET ASSETS	$15,240,978,956

NET ASSETS CONSIST OF:
Paid in capital	$11,652,546,495
Total distributable earnings	3,588,432,461

$15,240,978,956

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	153,105,022
Net asset value per share	$99.55

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,451,782)	$132,957,163
Interest	112,897,193

245,854,356

EXPENSES:
Management fees	37,515,302
Custody and fund accounting fees	118,601
Transfer agent fees	698,771
Professional services	117,664
Shareholder reports	122,178
Registration fees	122,048
Trustees’ fees	170,833
ADR depositary service fees	836,353
Miscellaneous	96,690

39,798,440

NET INVESTMENT INCOME	206,055,916

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	407,728,065
Futures contracts	(7,355,862)
Net change in unrealized appreciation/depreciation
Investments in securities	901,282,340
Futures contracts	3,564,635

Net realized and unrealized gain (loss)	1,305,219,178

NET CHANGE IN NET ASSETS FROM OPERATIONS	$1,511,275,094

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$206,055,916	$325,943,721
Net realized gain (loss)	400,372,203	1,300,493,950
Net change in unrealized appreciation/depreciation	904,846,975	(2,310,617,993)

	1,511,275,094	(684,189,322)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(547,607,449)	(1,299,992,127)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	801,209,882	1,255,189,936
Reinvestment of distributions	516,378,876	1,229,242,880
Cost of shares redeemed	(1,221,306,778)	(2,706,186,811)

Net change from Fund share transactions	96,281,980	(221,753,995)

Total change in net assets	1,059,949,625	(2,205,935,444)

NET ASSETS:
Beginning of period	14,181,029,331	16,386,964,775

End of period	$15,240,978,956	$14,181,029,331

SHARE INFORMATION:
Shares sold	8,102,683	11,905,136
Distributions reinvested	5,280,667	12,704,514
Shares redeemed	(12,320,238)	(25,719,422)

Net change in shares outstanding	1,063,112	(1,109,772)

PAGE 14 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities, certain preferred stocks, and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax

DODGE & COX BALANCED FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(a)	$9,472,481,199	$—
Preferred Stocks	—	608,510,115
Debt Securities
U.S. Treasury	—	421,842,493
Government-Related	—	238,028,459
Securitized	—	2,145,021,736
Corporate	—	2,013,487,378
Short-term Investments
Repurchase Agreements	—	221,661,000
Money Market Fund	60,691,922	—

Total Securities	$9,533,173,121	$5,648,551,181

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may enter into various transactions involving derivative instruments, including Treasury futures contracts and purchased equity index put options, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund may enter into over-the-counter derivatives (each, an “OTC Derivative”), such as put options. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of

PAGE 16 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2019, these Treasury futures contracts had notional values up to 1% of net assets.

Equity index put options An equity index put option gives its holder the right (but not the obligation) to sell the future value of an equity stock index, such as the S&P 500 index, at a predetermined strike price. A put option has value at its expiration if the index price is lower than the strike price. The buyer of an equity index put option pays a premium amount to purchase the contract, but has no payment obligations thereafter. Cash collateral received from the counterparty is recorded in the Statement of Assets and Liabilities. Changes in the value of open equity index put options are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded at the closing or expiration of the options in the Statement of Operations within investments in securities. For the six months ended June 30, 2019, the Fund did not enter into any equity index put options.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. OTC Derivatives, if any, are presented in the Statement of Assets and Liabilities as investments. Collateral, if any, held by the Fund for OTC Derivatives are reported gross and presented as “Cash received as collateral for options purchased” in the Statement of Assets and Liabilities.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The Fund did not hold any derivative or collateral subject to a master netting arrangement at period end.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain corporate action transactions, derivatives, and distributions.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
Ordinary income	$202,325,168		$297,446,889
	($1.330 per share	)	($2.010 per share	)
Long-term capital gain	$345,282,281		$1,002,545,238
	($2.281 per share	)	($6.916 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed long-term capital gain	$345,167,737

DODGE & COX BALANCED FUND ▪ PAGE 17

NOTES TO FINANCIAL STATEMENTS (unaudited)

At June 30, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$12,015,372,579

Unrealized appreciation	3,633,435,260
Unrealized depreciation	(467,083,537)

Net unrealized appreciation	3,166,351,723

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended

June 30, 2019, the Fund’s commitment fee amounted to $48,458 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2019, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,245,379,783 and $1,385,637,017, respectively. For the six months ended June 30, 2019, purchases and sales of U.S. government securities aggregated $1,061,733,375 and $977,652,914, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Fund’s adoption of the updated accounting standards on January 1, 2019 did not have a material impact on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 18 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$93.27		$107.00	$103.35	$94.42	$102.48	$98.30
Income from investment operations:
Net investment income	1.35		2.20	2.28	2.34	2.06	2.03
Net realized and unrealized gain (loss)	8.54		(7.00)	10.45	12.89	(4.99)	6.59

Total from investment operations	9.89		(4.80)	12.73	15.23	(2.93)	8.62

Distributions to shareholders from:
Net investment income	(1.33)		(2.01)	(2.29)	(2.34)	(2.06)	(2.03)
Net realized gain	(2.28)		(6.92)	(6.79)	(3.96)	(3.07)	(2.41)

Total distributions	(3.61)		(8.93)	(9.08)	(6.30)	(5.13)	(4.44)

Net asset value, end of period	$99.55		$93.27	$107.00	$103.35	$94.42	$102.48

Total return	10.70%		(4.61)%	12.59%	16.55%	(2.88)%	8.85%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,241		$14,181	$16,387	$15,382	$14,269	$15,465
Ratio of expenses to average net assets	0.53	%(a)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.75	%(a)	2.06%	2.12%	2.41%	2.03%	2.00%
Portfolio turnover rate	16%		24%	19%	24%	20%	23%
(a)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 19

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Semi-Annual Report

June 30, 2019

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

6/19 IF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 6.6% for the six months ended June 30, 2019, compared to a total return of 6.1% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).

MARKET COMMENTARY

During the first half of 2019, the U.S. investment-grade fixed income market posted a robust 6.1% return, fueled by the combination of falling long-term Treasury yields and strong performance from the Corporate bond sector.

The recent plunge in Treasury yields has been particularly remarkable. The yield on the 10-year Treasury note, for example, has fallen by more than a full percentage point since November 2018, reflecting increased worries over trade tensions and slowing economic growth, as well as expectations that the Federal Reserve would cut interest rates in the second half of the year. As a result of recent interest rate movements, the Treasury yield curve is now “inverted” in the classic sense, with yields of 3-month Treasury bills (2.09%) above those of 10-year Treasuries (2.01%).

The ongoing U.S.-China trade war has reverberated throughout the global economy, exacerbating the slowdown in China and hurting growth in Europe, which was already suffering from the effects of the Brexit saga. Trade tensions escalated in the first half of the year as negotiations between the United States and China collapsed, and President Trump threatened to impose additional tariffs. However, at the end of June both governments agreed to resume trade talks. While the economic expansion in the United States is the longest on record, signs of deceleration have emerged as trade and manufacturing sectors have been relatively weak.

The Fed held its benchmark interest rate steady but made a substantial pivot in guidance regarding future monetary policy. In December 2018, Fed officials said they anticipated two federal funds rate increases in 2019 as part of their gradual reduction of monetary accommodation. However, policymakers quickly shifted gears starting in January, first adopting a “patient” stance, and later shifting to a more dovish outlook. In June, citing growing risks to the economy from escalating trade tensions as well as below-target inflation, Fed Chairman Jerome Powell strongly suggested the Fed would cut rates as early as July.

Despite concerns about slowing global growth, credit markets have been supported by generally healthy corporate earnings, a dovish tilt by many central banks, and investors continuing to reach for yield. The investment-grade Corporate sector returned 9.9%(a) in the first half of the year, outperforming comparable-duration(b) Treasuries by 3.9 percentage points. Meanwhile, Agency(c) MBS returned 4.2%, performing in line with comparable-duration Treasuries.

INVESTMENT STRATEGY

Fixed income markets are constantly in motion as economic forces and market dynamics evolve. In the first half of 2019, amidst the backdrop of a rather unique market environment in which both Treasury rates and credit yield premiums(d) declined, our team made numerous incremental shifts to portfolio positioning.

Even with these adjustments, the Fund’s overall positioning has remained stable. The Fund holds sizable positions in corporate bonds (41%) and Agency MBS (37%) and smaller positions in asset-backed securities (7%), U.S. Treasuries (7%), government-related securities (5%), and net cash (2%).(e) While we adjusted the Fund’s interest rate positioning slightly, we maintained the Fund’s defensive duration position, reflecting our longer-term expectations for interest rates to rise more than is implied by current market valuations.

Defensive Duration and Economic Outlook: Mitigating the Risk of Rising Rates over Time

In light of the decline in Treasury yields and the yield curve inversion, our U.S. Fixed Income Investment Committee convened multiple times to discuss our economic outlook, our two-year interest rate forecasts, and the Fund’s interest rate positioning. Given the economic backdrop, we lowered our estimates for interest rates. Our change was primarily due to the significant dovish pivot by the Fed, suggesting that easing would be warranted in face of inflation undershooting the target and higher uncertainties due to trade tensions and global economic weakness. We continue to believe that the United States will avoid a recession, but given a moderate worsening of the macroeconomic outlook and heightened trade tensions, we expect U.S. growth to fall to around or somewhat below potential.

Upon review of market expectations and our own forecasts, we slightly reduced the Fund’s exposure to intermediate-term rates in favor of shorter-term securities. In our view, the magnitude of the yield declines in the belly of the yield curve has resulted in a potentially significant mispricing—more so than other points along the yield curve. To balance out the decrease in duration from these trades, we closed out the Fund’s small remaining Treasury futures short position. The net result of these moves was the same relative duration positioning (74% of the Bloomberg Barclays U.S. Agg’s duration) and an absolute duration of 4.2 years.

The Fund’s defensive duration positioning is underpinned by two key factors. First, the futures market and yield curve are pricing in a substantially more dovish policy path than the Fed has recently communicated. We believe this gap will narrow over time. While the Fed’s “U-turn” is likely to lead to a rate cut or two in the short term, we believe these will eventually be reversed, and the long end of the curve will resume its upward move. Second, we attempt to balance interest rate risk and yield. With 10-year Treasuries yielding close to 2%, we believe investors are not well compensated for taking on more duration. Given the low level of available yields, even a small rate move can present a risk to absolute returns.

The Credit Sector: Continuing to Find Opportunities

We added a number of new credit investments to the Fund during the first half of the year at attractive valuations. Purchases were diversified by sector, geography, and seniority, but were focused on large, established enterprises with strong capital positions and liquidity. Examples of these purchases include Anheuser-Busch InBev, HCA, UniCredit, and Vodafone hybrids.(f)

One purchase we would like to highlight is UniCredit, the largest Italy-domiciled bank by assets. While 50% of its revenue currently comes from Italy, UniCredit has a substantial presence in

PAGE 2 ▪ DODGE & COX INCOME FUND

Germany, Austria, and parts of Eastern Europe. We have held UniCredit equity in the Dodge & Cox International Stock Fund for more than 10 years, and over that period we developed deep knowledge of the bank’s strategy, operations, and financial position. Earlier this year as prices for Italian risk assets declined, we initiated a position in the company’s 15-year subordinated debt at new issue.

UniCredit is predominantly a retail and commercial bank, and the company has undergone a deep restructuring since Jean Pierre Mustier took over as CEO in 2016. Since the global financial crisis the bank’s profitability has substantially improved, and management has sought to increase the safety and soundness of the bank by reducing its credit risk, increasing its liquidity buffers, and proactively addressing future regulatory capital requirements. Certain risks remain, including the weak macro environment in Italy, an Italian government that has periodically clashed with the European Union, and potentially more stringent regulatory requirements for European banks on the horizon. Nonetheless, on balance we see an attractive investment based on the company’s fundamentals, the low likelihood of sovereign distress in Italy, and the compelling valuation of its bonds.

While credit valuations are higher now, we remain constructive on the Fund’s credit holdings, particularly relative to low-yielding Treasuries. We believe that corporate revenue growth remains healthy, and that margins and cash flow are strong. The banking sector remains well-capitalized, well-funded, and highly regulated. The risk of increased corporate leverage is mitigated by high interest coverage and a reduced U.S. tax burden, which boosts cash flow. We continue to focus on investing in strong credits at attractive prices, illustrated by the positions acquired in the first half of the year. As always, our valuation discipline and deep fundamental research continue to drive bottom-up credit decisions.

As part of our “macro” assessment of longer-term U.S. economic trends, we are closely reviewing opportunities in the market and holdings in the Fund that could be impacted by a slowing economy, as well as the potential implications for the credit risk of the Fund’s issuers. We evaluate creditworthiness independent of the rating agencies. As always, we are focused on individual issuers in conducting such an evaluation, as the economic environment could result in divergent outcomes for different issuers. We emphasize downside risk analysis as part of the deep bottom-up research we conduct, focusing on financial performance (revenue and profitability impact, and any potential strategic response management may implement) in a cyclical downturn. Our risk assessment, which may include ratings implications, is continually compared to the compensation offered from owning the security. Depending on our assessment of this risk-reward tradeoff, we may elect to adjust positioning.

The Securitized Sector: Adding Liquidity and Incremental Yield at Attractive Valuations

The Fund’s holdings in the Securitized sector consist predominantly of Agency mortgage-backed securities (MBS), with a smaller weighting in AAA-rated asset-backed securities (ABS). These securities as a group can provide attractive total-return cash flows in the front to intermediate part of the yield curve and continue to play an important role in the overall portfolio given their generally high liquidity and high credit quality.

The Fund continues to feature a large position in Agency 30-year 4.5% coupon mortgage pass-through securities, which underperformed the broad MBS market in the first half of the year. As mortgage rates have declined since late 2018, the incentive for borrowers to refinance has increased. The result is that larger amounts of cash have been returned to holders of MBS at a relatively unfavorable time because they must reinvest at lower rates. Newly issued, higher coupon MBS—including the Fund’s 30-year 4.5% coupon securities—underperformed as they were more exposed to actual acceleration in, and market expectations regarding, prepayments. The flip side of the recent underperformance is that with fundamentals stable, our outlook for these securities is even more optimistic. In addition to individually-selected Agency MBS pass-throughs, the Fund holds Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as Reverse Mortgages). These floating rate securities offer attractive spreads and low prepayment risk.

Within ABS, we sold securities backed by credit card debt and auto loans because we concluded they no longer presented a compelling risk-reward dynamic primarily driven by their high relative valuations, and we reinvested the proceeds in MBS. The Fund continues to hold floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon adds a defensive duration element to the portfolio.

IN CLOSING

We are pleased with the Fund’s absolute and relative returns year to date. However, given lower initial yields, we encourage shareholders to temper near-term total return expectations for bonds. Nonetheless, we are optimistic about the long-term prospects for the Fund. Bonds serve a vital defensive role in a diversified portfolio by offering opportunities for liquidity, income generation, capital protection, and low correlations with riskier asset classes. We continue to position the Fund defensively from a capital preservation standpoint, while seeking opportunities to enhance the Fund’s yield through our bottom-up, research-driven investment approach.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2019

(a)	Sector returns as calculated and reported by Bloomberg.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(e)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2019.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.

DODGE & COX INCOME FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Bloomberg Barclays U.S. Agg by 0.5 percentage points year to date.

Key Contributors to Relative Results

▪	Security selection within credit was positive as several issuers performed well, including Citigroup capital securities, Cemex, Enel, Petrobras, and Rio Oil Finance Trust.
▪	The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries added to relative returns given the outperformance of credit.
▪	Despite the overall decline in rates, the Fund’s lower exposure to long-term (10+ years) bonds added to relative returns as the long end of the yield curve declined less than the curve on average.

Key Detractors from Relative Results

▪	The Fund’s below benchmark duration position (74%* of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields plunged.
▪	The Fund’s Agency MBS holdings underperformed the MBS in the Bloomberg Barclays U.S. Agg after adjusting for duration differences.

*	Denotes Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2019

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	7.58%	3.27%	4.90%	5.48%
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	7.87	2.95	3.90	4.93

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,065.90	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.70	2.12
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2019

GENERAL INFORMATION
Net Asset Value Per Share	$13.91
Total Net Assets (billions)	$59.6
Expense Ratio	0.42%
Portfolio Turnover Rate (1/1/19 to 6/30/19, unannualized)	16%
30-Day SEC Yield(a)	3.08%
Number of Credit Issuers	59
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Fixed Income Investment Committee, whose nine members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays U.S. Agg
Effective Duration (years)	4.2	5.7

FIVE LARGEST CREDIT ISSUERS (%)(b)	Fund
Charter Communications, Inc.	2.3
Wells Fargo & Co.	1.9
HSBC Holdings PLC	1.8
Petroleos Mexicanos	1.8
Verizon Communications, Inc.	1.7

CREDIT QUALITY (%)(c)	Fund		BBG Barclays U.S. Agg
U.S. Treasury/Agency/GSE	44.5		68.8
AAA	2.8		3.8
AA	5.9		3.0
A	6.8		10.7
BBB	32.3		13.7
BB	6.0		0.0
B	0.0		0.0
CCC	0.0	(f)	0.0
Net Cash & Other(e)	1.7		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	BBG Barclays U.S. Agg
U.S. Treasury	7.1	39.5
Government-Related(d)	5.5	5.8
Securitized	44.3	29.7
Corporate	41.5	25.0
Net Cash & Other(e)	1.7	0.0

MATURITY DIVERSIFICATION (%)	Fund	BBG Barclays U.S. Agg
0-1 Years to Maturity	5.4	0.0
1-5	42.4	48.4
5-10	34.2	34.5
10-15	2.6	1.3
15-20	6.1	2.7
20-25	2.1	4.9
25 and Over	7.3	8.3

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(c)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 4.8% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)	The portfolio’s Government-Related holdings include tax-exempt municipal securities; the Index classifies these securities as Municipal Bonds.
(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)	Rounds to 0.0%.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES: 98.3%

	PAR VALUE	VALUE
U.S. TREASURY: 7.1%
U.S. Treasury Note/Bond
1.00%, 10/15/19	$104,335,000	$104,000,802
3.375%, 11/15/19	447,725,000	449,736,266
1.75%, 11/30/19	609,220,000	608,244,298
2.25%, 3/31/20	300,000,000	300,492,186
1.50%, 5/15/20	177,740,000	176,948,502
2.50%, 6/30/20	266,575,000	267,928,700
2.625%, 7/15/21	375,000,000	381,386,719
3.00%, 10/31/25	561,940,000	600,331,915
2.50%, 2/28/26	700,000,000	727,644,533
2.375%, 4/30/26	600,000,000	619,265,628

		4,235,979,549
GOVERNMENT-RELATED: 5.4%
FOREIGN AGENCY: 2.4%
Petroleo Brasileiro SA (Brazil)
5.999%, 1/27/28	329,050,000	349,780,150
7.25%, 3/17/44	10,705,000	11,973,650
6.90%, 3/19/49	12,355,000	13,158,075
Petroleos Mexicanos (Mexico)
4.875%, 1/18/24	123,065,000	120,726,765
6.875%, 8/4/26	120,490,000	121,755,145
6.50%, 3/13/27	227,365,000	224,227,363
6.625%, 6/15/35	112,290,000	103,727,887
6.375%, 1/23/45	166,156,000	142,894,160
6.75%, 9/21/47	191,366,000	170,411,423
6.35%, 2/12/48	192,270,000	165,063,795

		1,423,718,413
LOCAL AUTHORITY: 3.0%
L.A. Unified School District GO
5.75%, 7/1/34	6,075,000	7,755,163
6.758%, 7/1/34	185,585,000	254,479,720
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	63,525,502
7.102%, 1/1/41	148,277,000	223,173,195
New Valley Generation 4.929%, 1/15/21	146,348	151,134
State of California GO 7.50%, 4/1/34	190,026,000	286,825,244
7.55%, 4/1/39	106,975,000	169,354,262
7.30%, 10/1/39	208,455,000	313,339,133
7.625%, 3/1/40	119,575,000	188,682,175
State of Illinois GO 5.10%, 6/1/33	306,400,000	322,663,712

		1,829,949,240

		3,253,667,653
SECURITIZED: 44.3%
ASSET-BACKED: 6.9%
Federal Agency: 0.1%
Small Business Admin. — 504 Program
Series 1999-20G 1, 7.00%, 7/1/19	19,101	19,104
Series 1999-20I 1, 7.30%, 9/1/19	9,755	9,787
Series 2000-20C 1, 7.625%, 3/1/20	952	962
Series 2000-20G 1, 7.39%, 7/1/20	916	925
Series 2001-20G 1, 6.625%, 7/1/21	257,632	263,023
Series 2001-20L 1, 5.78%, 12/1/21	642,048	659,435
Series 2002-20A 1, 6.14%, 1/1/22	5,595	5,746
Series 2002-20L 1, 5.10%, 12/1/22	184,351	190,554
Series 2003-20G 1, 4.35%, 7/1/23	17,051	17,629
Series 2004-20L 1, 4.87%, 12/1/24	441,157	462,619
Series 2005-20B 1, 4.625%, 2/1/25	870,926	908,311
Series 2005-20D 1, 5.11%, 4/1/25	28,688	30,134
Series 2005-20E 1, 4.84%, 5/1/25	1,221,004	1,279,087
Series 2005-20G 1, 4.75%, 7/1/25	1,450,551	1,516,162
Series 2005-20H 1, 5.11%, 8/1/25	16,638	17,479
Series 2005-20I 1, 4.76%, 9/1/25	1,775,506	1,860,387

	PAR VALUE	VALUE
Series 2006-20A 1, 5.21%, 1/1/26	$1,568,714	$1,653,474
Series 2006-20B 1, 5.35%, 2/1/26	534,553	567,009
Series 2006-20C 1, 5.57%, 3/1/26	2,157,404	2,297,070
Series 2006-20G 1, 6.07%, 7/1/26	3,993,258	4,260,607
Series 2006-20H 1, 5.70%, 8/1/26	31,745	33,844
Series 2006-20I 1, 5.54%, 9/1/26	56,216	59,974
Series 2006-20J 1, 5.37%, 10/1/26	1,517,937	1,614,234
Series 2006-20L 1, 5.12%, 12/1/26	1,422,369	1,505,762
Series 2007-20A 1, 5.32%, 1/1/27	2,921,992	3,092,165
Series 2007-20C 1, 5.23%, 3/1/27	4,497,833	4,786,240
Series 2007-20D 1, 5.32%, 4/1/27	4,665,523	4,941,374
Series 2007-20G 1, 5.82%, 7/1/27	2,922,496	3,122,624

		35,175,721

Other: 1.3%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	389,984,651	434,345,405
9.75%, 1/6/27(b)	231,229,854	265,338,570
8.20%, 4/6/28(b)	66,400,000	74,534,664

		774,218,639
Student Loan: 5.5%
Navient Student Loan Trust USD LIBOR 1-Month
+1.25%, 3.654%, 6/25/65(b)	247,760,006	250,536,802
+1.15%, 3.554%, 3/25/66(b)	109,313,712	109,724,666
+1.30%, 3.704%, 3/25/66(b)	152,006,000	154,909,679
+0.80%, 3.204%, 7/26/66(b)	319,017,558	316,738,816
+1.05%, 3.454%, 7/26/66(b)	323,668,000	324,022,708
+1.15%, 3.554%, 7/26/66(b)	234,752,000	237,167,340
+1.00%, 3.404%, 9/27/66(b)	114,564,000	114,528,497
+1.05%, 3.454%, 12/27/66(b)	201,704,026	202,740,280
+0.72%, 3.124%, 3/25/67(b)	97,760,000	97,456,250
+0.80%, 3.204%, 3/25/67(b)	183,798,000	182,537,054
+0.68%, 3.084%, 6/27/67(b)	225,000,000	223,106,783
+1.00%, 3.404%, 2/27/68(b)	60,078,000	60,166,831
+0.70%, 3.104%, 2/25/70(b)	266,595,898	266,260,040
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(b)	16,953,564	17,107,296
Series 2017-A A2A, 2.88%, 12/16/58(b)	31,000,000	31,361,057
SLM Student Loan Trust USD LIBOR 1-Month
+1.20%, 3.604%, 10/25/34	27,721,000	28,128,374
+1.10%, 3.504%, 8/27/40	27,767,475	28,096,186
USD LIBOR 3-Month
+0.63%, 3.21%, 1/25/40(b)	142,597,151	141,081,286
+0.17%, 2.75%, 7/25/40	13,626,000	12,858,405
+0.75%, 3.33%, 10/25/40	80,889,000	80,236,646
+0.60%, 3.18%, 1/25/41	128,757,433	126,722,628
+0.55%, 3.13%, 10/25/64(b)	32,458,000	31,993,133
+0.55%, 3.13%, 10/25/64(b)	72,950,000	71,681,130
SLM Student Loan Trust (Private Loans) Series 2013-C A2A, 2.94%, 10/15/31(b)	2,743,759	2,743,806
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(b)	23,645,352	23,920,446
Series 2017-B A2A, 2.82%, 10/15/35(b)	26,946,000	27,178,102
Series 2018-A A2A, 3.50%, 2/15/36(b)	50,000,000	51,834,510
Series 2018-B A2A, 3.60%, 1/15/37(b)	68,386,000	71,716,767

		3,286,555,518

		4,095,949,878
CMBS: 0.4%
Agency CMBS: 0.4%
Fannie Mae Multifamily DUS
Pool AL6028, 2.70%, 7/1/21	2,206,475	2,239,469
Pool AL6455, 2.765%, 11/1/21	9,074,073	9,057,697
Pool AL6445, 2.50%, 1/1/22	5,830,285	5,890,640

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.499%, 3/25/26(e)	$118,752,667	$9,195,292
Series K056 X1, 1.399%, 5/25/26(e)	41,143,437	3,003,372
Series K057 X1, 1.325%, 7/25/26(e)	246,337,594	16,931,596
Series K062 X1, 0.437%, 12/25/26(e)	323,839,339	6,976,503
Series K064 X1, 0.743%, 3/25/27(e)	413,004,697	16,969,991
Series K065 X1, 0.815%, 4/25/27(e)	478,771,187	22,170,457
Series K066 X1, 0.89%, 6/25/27(e)	381,242,016	19,748,794
Series K067 X1, 0.713%, 7/25/27(e)	480,105,165	20,005,502
Series K069 X1, 0.496%, 9/25/27(e)	101,083,043	2,835,743
Series K071 X1, 0.42%, 11/25/27(e)	258,848,509	5,761,165
Series K070 X1, 0.457%, 11/25/27(e)	201,483,592	5,136,744
Series K089 X1, 0.688%, 1/25/29(e)	524,938,644	24,374,739
Series K091 X1, 0.704%, 3/25/29(e)	263,675,331	12,808,978
Series K092 X1, 0.852%, 4/25/29(e)	490,956,421	29,762,515
Series K093 X1, 0.952%, 5/25/29(e)	235,100,000	18,677,614
Series K052 X1, 1.102%, 1/25/31(e)	42,869,561	3,547,563
Series K154 X1, 0.449%, 11/25/32(e)	394,254,479	12,434,156
Series K1511 X1, 0.93%, 3/25/34(e)	177,965,564	14,920,562

		262,449,092

		262,449,092
MORTGAGE-RELATED: 37.0%
Federal Agency CMO & REMIC: 5.2%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	62,132	70,335
Series 1997-2 Z, 7.50%, 6/15/27	5,233,035	5,851,394
Series 1998-2 2A, 8.667%, 8/15/27(e)	14,084	15,840
Series 1998-1 1A, 8.293%, 3/15/28(e)	89,764	98,477
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	184,580	204,218
Trust 1998-58 PC, 6.50%, 10/25/28	1,055,559	1,170,773
Trust 2001-69 PQ, 6.00%, 12/25/31	1,277,743	1,443,489
Trust 2002-33 A1, 7.00%, 6/25/32	1,609,867	1,759,780
Trust 2002-69 Z, 5.50%, 10/25/32	169,809	183,250
Trust 2008-24 GD, 6.50%, 3/25/37	614,561	683,598
Trust 2007-47 PE, 5.00%, 5/25/37	2,157,717	2,351,715
Trust 2009-53 QM, 5.50%, 5/25/39	608,583	630,847
Trust 2009-30 AG, 6.50%, 5/25/39	5,788,216	6,411,994
Trust 2009-40 TB, 6.00%, 6/25/39	2,300,662	2,520,240
Trust 2010-123 WT, 7.00%, 11/25/40	24,820,703	28,939,538
Trust 2001-T3 A1, 7.50%, 11/25/40	88,697	99,845
Trust 2001-T7 A1, 7.50%, 2/25/41	51,405	60,001
Trust 2001-T5 A2, 6.98%, 6/19/41(e)	33,838	38,284
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	171,212	198,234
Trust 2011-58 AT, 4.00%, 7/25/41	6,629,149	7,052,394
Trust 2001-T4 A1, 7.50%, 7/25/41	1,468,462	1,716,957
Trust 2001-T10 A1, 7.00%, 12/25/41	1,554,734	1,799,966
Trust 2013-106 MA, 4.00%, 2/25/42	15,657,746	16,594,350
Trust 2002-90 A1, 6.50%, 6/25/42	3,572,880	3,995,294
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	1,944,780	2,157,198
Trust 2002-W8 A2, 7.00%, 6/25/42	1,122,089	1,312,104
Trust 2003-W2 1A2, 7.00%, 7/25/42	5,618,116	6,539,013
Trust 2002-T16 A3, 7.50%, 7/25/42	2,722,485	3,230,972
Trust 2003-W4 3A, 7.00%, 10/25/42(e)	1,679,373	1,877,253
Trust 2012-121 NB, 7.00%, 11/25/42	815,454	942,726
Trust 2003-W1 2A, 5.865%, 12/25/42(e)	2,124,108	2,343,630
Trust 2003-7 A1, 6.50%, 12/25/42	2,837,238	3,202,114
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,322,337	1,509,609
Trust 2004-W2 2A2, 7.00%, 2/25/44	72,572	82,947
Trust 2004-W2 5A, 7.50%, 3/25/44	3,064,010	3,481,299
Trust 2004-W8 3A, 7.50%, 6/25/44	2,376,059	2,763,663
Trust 2004-W15 1A2, 6.50%, 8/25/44	581,244	663,036
Trust 2005-W1 1A3, 7.00%, 10/25/44	4,799,066	5,590,971
Trust 2001-79 BA, 7.00%, 3/25/45	521,093	574,289
Trust 2006-W1 1A1, 6.50%, 12/25/45	280,774	321,599
Trust 2006-W1 1A2, 7.00%, 12/25/45	2,070,159	2,397,813

	PAR VALUE	VALUE
Trust 2006-W1 1A3, 7.50%, 12/25/45	$35,295	$41,195
Trust 2006-W1 1A4, 8.00%, 12/25/45	2,405,329	2,824,219
Trust 2007-W10 1A, 6.259%, 8/25/47(e)	7,055,767	7,838,112
Trust 2007-W10 2A, 6.315%, 8/25/47(e)	2,197,498	2,432,138
USD LIBOR 1-Month
+0.55%, 2.954%, 9/25/43	29,375,776	29,520,466
+0.40%, 2.804%, 7/25/44	1,253,800	1,240,877
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	2,150,690	2,447,717
Series 2456 CJ, 6.50%, 6/15/32	121,735	139,113
Series T-41 2A, 5.361%, 7/25/32(e)	201,572	220,009
Series 2587 ZU, 5.50%, 3/15/33	3,026,803	3,327,794
Series 2610 UA, 4.00%, 5/15/33	1,315,273	1,381,252
Series T-48 1A, 4.931%, 7/25/33(e)	2,179,385	2,356,221
Series 2708 ZD, 5.50%, 11/15/33	11,815,231	12,932,518
Series 3204 ZM, 5.00%, 8/15/34	5,491,904	6,066,211
Series 3330 GZ, 5.50%, 6/15/37	650,402	701,544
Series 3427 Z, 5.00%, 3/15/38	2,414,895	2,641,374
Series T-51 1A, 6.50%, 9/25/43(e)	49,603	58,122
Series 4283 DW, 4.50%, 12/15/43(e)	66,090,319	71,806,967
Series 4283 EW, 4.50%, 12/15/43(e)	39,269,412	42,255,273
Series 4281 BC, 4.50%, 12/15/43(e)	109,665,041	117,957,045
Series 4319 MA, 4.50%, 3/15/44(e)	21,608,833	23,617,545
USD LIBOR 1-Month
+0.53%, 2.924%, 8/15/43	53,725,201	54,214,282
Ginnie Mae USD LIBOR 1-Month
+0.65%, 3.117%, 10/20/64	7,632,500	7,641,862
+0.63%, 3.097%, 4/20/65	11,089,826	11,095,106
+0.60%, 3.067%, 7/20/65	7,859,809	7,854,649
+0.60%, 3.067%, 8/20/65	7,237,798	7,232,921
+0.62%, 3.087%, 9/20/65	1,637,539	1,637,667
+0.75%, 3.217%, 11/20/65	29,735,288	29,884,494
+0.90%, 3.367%, 3/20/66	19,213,095	19,427,239
+0.90%, 3.367%, 4/20/66	20,483,237	20,711,851
+0.78%, 3.247%, 9/20/66	11,363,317	11,436,098
+0.75%, 3.217%, 10/20/66	52,841,073	53,128,702
+0.80%, 3.267%, 11/20/66	22,964,675	23,139,714
+0.81%, 3.277%, 12/20/66	12,875,406	12,981,339
+0.57%, 3.037%, 9/20/67	30,017,256	30,121,416
USD LIBOR 12-Month
+0.30%, 3.128%, 9/20/66	19,187,931	19,408,888
+0.28%, 3.376%, 12/20/66	36,348,740	36,827,020
+0.30%, 3.42%, 1/20/67	94,304,175	95,736,363
+0.30%, 3.42%, 1/20/67	102,481,171	104,030,143
+0.31%, 3.43%, 1/20/67	38,520,028	39,113,406
+0.25%, 3.271%, 2/20/67	19,999,801	20,279,152
+0.20%, 3.221%, 3/20/67	3,302,872	3,341,350
+0.30%, 3.179%, 4/20/67	24,003,064	24,384,759
+0.20%, 2.93%, 5/20/67	46,812,868	46,462,066
+0.30%, 3.03%, 5/20/67	20,227,893	20,176,657
+0.20%, 2.937%, 6/20/67	101,443,190	100,690,918
+0.30%, 3.037%, 6/20/67	24,126,232	24,077,104
+0.20%, 2.972%, 8/20/67	22,466,326	22,207,840
+0.25%, 3.078%, 9/20/67	23,332,647	23,143,611
+0.27%, 3.098%, 9/20/67	71,846,686	71,252,004
+0.22%, 3.06%, 10/20/67	35,200,984	34,891,211
+0.23%, 3.07%, 10/20/67	160,603,600	158,952,724
+0.23%, 3.07%, 10/20/67	74,833,532	74,102,858
+0.25%, 3.09%, 10/20/67	49,198,514	48,754,428
+0.20%, 3.125%, 11/20/67	17,476,248	17,307,413
+0.22%, 3.145%, 11/20/67	23,785,905	23,575,349
+0.22%, 3.145%, 11/20/67	132,784,772	131,445,292
+0.06%, 3.062%, 12/20/67	56,782,874	55,865,166
+0.18%, 3.276%, 12/20/67	35,084,140	34,695,144
+0.06%, 3.062%, 1/20/68	103,796,218	102,133,371

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+0.08%, 3.082%, 1/20/68	$46,841,483	$46,242,076
+0.15%, 3.27%, 1/20/68	16,381,078	16,181,858
+0.05%, 2.83%, 2/20/68	25,792,350	25,404,565
+0.04%, 3.061%, 2/20/68	54,168,127	53,310,748
+0.05%, 3.071%, 2/20/68	3,693,923	3,638,434
+0.07%, 3.091%, 2/20/68	49,306,236	48,590,373
+0.10%, 3.102%, 2/20/68	99,834,657	98,056,183
+0.10%, 3.102%, 2/20/68	49,610,663	48,797,802
+0.15%, 3.152%, 2/20/68	33,678,335	33,251,903
+0.03%, 2.909%, 3/20/68	18,150,876	17,830,745
+0.05%, 2.929%, 3/20/68	45,188,879	44,558,341
+0.04%, 3.061%, 3/20/68	87,395,960	86,059,659
+0.04%, 3.061%, 3/20/68	37,545,551	36,771,913
+0.06%, 3.081%, 3/20/68	14,680,691	14,391,706
+0.02%, 2.899%, 4/20/68	26,149,007	25,556,727
+0.05%, 2.929%, 4/20/68	48,347,863	47,358,530
+0.05%, 2.929%, 4/20/68	42,713,912	41,838,841
+0.04%, 2.77%, 5/20/68	48,834,462	47,749,556
+0.15%, 2.887%, 6/20/68	46,116,648	45,423,630
+0.25%, 3.00%, 7/20/68	41,211,603	40,719,363
+0.12%, 2.95%, 8/20/68	34,982,105	34,432,144
+0.10%, 3.02%, 10/20/68	64,415,542	63,156,379
+0.22%, 3.22%, 11/20/68	35,015,926	34,514,176
+0.30%, 3.45%, 11/20/68	36,762,006	36,590,095
+0.40%, 3.30%, 2/20/69	31,683,915	31,718,270

		3,100,192,355
Federal Agency Mortgage Pass-Through: 31.7%
Fannie Mae, 15 Year
6.00%, 8/1/19-3/1/23	11,562,975	11,890,559
5.50%, 12/1/19-7/1/25	51,803,660	53,771,494
6.50%, 12/1/19	13	13
4.00%, 9/1/25	682,488	694,011
5.00%, 9/1/25	22,444,225	23,114,853
3.50%, 10/1/25-2/1/31	635,007,325	656,185,392
4.50%, 3/1/29	15,787,473	16,569,406
Fannie Mae, 20 Year
4.50%, 3/1/29-1/1/34	328,946,040	348,601,634
4.00%, 9/1/30-3/1/37	1,568,462,470	1,648,616,416
3.50%, 11/1/35-4/1/37	380,231,735	391,320,294
Fannie Mae, 30 Year
6.00%, 11/1/28-2/1/39	84,307,757	95,441,686
7.00%, 4/1/32-2/1/39	7,354,527	8,628,841
6.50%, 12/1/32-8/1/39	34,167,654	39,605,678
5.50%, 2/1/33-11/1/39	126,383,480	139,158,350
4.50%, 11/1/35-3/1/49	6,780,254,089	7,136,284,889
5.00%, 7/1/37-3/1/49	194,347,719	206,523,465
4.00%, 10/1/40-2/1/47	529,093,035	553,608,504
3.00%, 3/1/47-5/1/48	425,529,624	430,795,866
Fannie Mae, 40 Year 4.50%, 1/1/52-6/1/56	143,785,388	153,683,723
Fannie Mae, Hybrid ARM(e) 1-Year U.S. Treasury CMT
+2.14%, 4.503%, 10/1/33	1,038,048	1,090,650
+2.14%, 4.456%, 8/1/34	291,318	305,987
+1.96%, 4.297%, 9/1/34	1,286,449	1,343,669
+2.29%, 4.878%, 1/1/36	8,455,494	8,906,227
+2.12%, 4.496%, 7/1/36	61,175	64,584
+2.14%, 4.553%, 12/1/36	1,388,604	1,460,226
USD LIBOR 12-Month
+1.68%, 4.634%, 7/1/34	1,345,426	1,408,820
+1.37%, 4.238%, 10/1/34	626,940	648,778
+1.94%, 4.914%, 1/1/35	662,962	703,027
+1.37%, 4.361%, 4/1/35	1,458,051	1,513,338
+1.75%, 4.625%, 6/1/35	397,550	417,783
+1.45%, 4.242%, 7/1/35	337,475	351,158
+1.50%, 4.25%, 7/1/35	464,677	482,906

	PAR VALUE	VALUE
+1.52%, 4.342%, 7/1/35	$916,732	$957,218
+1.75%, 4.547%, 7/1/35	1,050,361	1,106,380
+1.31%, 4.063%, 8/1/35	650,757	669,257
+1.38%, 4.134%, 8/1/35	2,503,642	2,622,848
+1.75%, 4.538%, 8/1/35	1,391,643	1,456,479
+1.77%, 4.517%, 9/1/35	1,135,821	1,190,131
+1.57%, 4.378%, 10/1/35	1,295,926	1,342,700
+1.75%, 4.498%, 10/1/35	813,467	849,615
+1.62%, 4.543%, 12/1/35	385,078	400,955
+1.62%, 4.515%, 1/1/36	1,581,823	1,654,824
+1.70%, 4.576%, 1/1/36	2,519,087	2,641,663
+1.75%, 4.635%, 11/1/36	972,632	1,023,461
+1.74%, 4.618%, 12/1/36	767,564	806,455
+1.59%, 4.614%, 1/1/37	942,145	987,732
+2.01%, 5.013%, 2/1/37	1,935,648	2,041,138
+1.93%, 4.803%, 4/1/37	339,754	362,491
+1.19%, 4.065%, 8/1/37	106,193	106,071
+1.74%, 4.551%, 8/1/37	1,107,730	1,164,592
+1.48%, 4.431%, 11/1/37	458,711	476,694
+1.73%, 4.613%, 5/1/38	82,518,098	86,532,148
+1.93%, 4.802%, 5/1/38	1,504,124	1,596,521
+1.88%, 4.634%, 9/1/38	249,301	261,797
+1.60%, 4.431%, 10/1/38	3,581,922	3,746,377
+1.70%, 4.507%, 10/1/38	1,292,647	1,348,795
+1.71%, 4.613%, 10/1/38	655,929	688,371
+1.71%, 4.638%, 6/1/39	411,400	433,102
+1.77%, 4.216%, 12/1/39	1,313,688	1,359,074
+1.71%, 4.608%, 4/1/42	4,744,844	4,930,637
+1.67%, 2.36%, 9/1/42	4,870,993	5,022,054
+1.68%, 2.474%, 11/1/42	4,625,005	4,782,924
+1.57%, 2.276%, 12/1/42	12,652,910	12,711,734
+1.57%, 2.821%, 2/1/43	9,965,356	10,245,798
+1.82%, 4.617%, 2/1/43	1,786,230	1,868,731
+1.56%, 2.302%, 5/1/43	2,685,243	2,699,617
+1.47%, 4.296%, 6/1/43	1,443,511	1,489,343
+1.56%, 3.029%, 9/1/43	3,691,116	3,771,999
+1.56%, 3.26%, 9/1/43	2,288,042	2,347,757
+1.45%, 4.24%, 9/1/43	2,259,355	2,318,109
+1.61%, 2.362%, 10/1/43	26,021,598	26,601,406
+1.55%, 2.658%, 11/1/43	9,454,056	9,626,770
+1.60%, 2.877%, 11/1/43	12,097,821	12,311,517
+1.56%, 3.085%, 12/1/43	4,528,162	4,619,761
+1.59%, 2.696%, 2/1/44	4,987,816	5,062,171
+1.58%, 2.968%, 2/1/44	5,093,422	5,178,540
+1.55%, 4.675%, 2/1/44	1,070,313	1,103,359
+1.59%, 2.967%, 4/1/44	4,188,036	4,254,230
+1.59%, 3.033%, 4/1/44	3,210,939	3,265,105
+1.58%, 3.186%, 4/1/44	15,745,426	16,169,605
+1.68%, 4.543%, 4/1/44	15,213,981	15,784,344
+1.56%, 4.556%, 4/1/44	5,588,684	5,762,318
+1.57%, 3.04%, 5/1/44	17,103,958	17,424,322
+1.57%, 4.529%, 5/1/44	6,088,135	6,278,680
+1.58%, 2.807%, 7/1/44	8,823,328	8,979,496
+1.59%, 2.854%, 7/1/44	11,167,915	11,384,623
+1.57%, 2.922%, 7/1/44	4,552,082	4,643,433
+1.56%, 2.954%, 7/1/44	6,861,942	6,997,968
+1.59%, 2.974%, 7/1/44	4,036,991	4,119,661
+1.58%, 3.076%, 7/1/44	9,603,110	9,808,554
+1.58%, 2.79%, 8/1/44	7,183,345	7,319,305
+1.57%, 2.793%, 8/1/44	15,797,513	16,094,396
+1.58%, 2.89%, 8/1/44	5,387,141	5,496,730
+1.57%, 2.996%, 8/1/44	5,846,383	5,968,680
+1.58%, 2.656%, 9/1/44	7,044,462	7,166,069
+1.58%, 2.754%, 9/1/44	7,681,915	7,822,060
+1.65%, 2.815%, 9/1/44	28,653,631	29,161,664
+1.58%, 2.849%, 9/1/44	4,378,566	4,467,816

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.64%, 2.928%, 9/1/44	$13,365,628	$13,643,495
+1.59%, 3.018%, 9/1/44	5,813,645	5,948,640
+1.57%, 2.473%, 10/1/44	6,874,436	6,977,939
+1.60%, 2.564%, 10/1/44	5,529,900	5,621,180
+1.57%, 2.622%, 10/1/44	11,769,322	11,971,352
+1.58%, 2.732%, 10/1/44	6,873,675	7,003,125
+1.57%, 2.764%, 10/1/44	26,852,704	27,345,953
+1.58%, 2.792%, 10/1/44	12,361,205	12,605,701
+1.56%, 2.846%, 10/1/44	6,630,551	6,770,209
+1.60%, 2.85%, 10/1/44	11,833,868	12,087,634
+1.60%, 2.88%, 10/1/44	8,508,329	8,694,204
+1.60%, 2.901%, 10/1/44	14,254,336	14,573,492
+1.56%, 2.933%, 10/1/44	6,725,834	6,871,237
+1.58%, 2.949%, 10/1/44	4,076,619	4,172,257
+1.58%, 2.739%, 11/1/44	5,118,300	5,219,310
+1.60%, 2.786%, 11/1/44	5,911,932	6,032,077
+1.60%, 2.786%, 11/1/44	11,319,458	11,556,655
+1.58%, 2.826%, 11/1/44	13,618,601	13,899,735
+1.56%, 2.929%, 11/1/44	13,452,013	13,763,246
+1.57%, 2.955%, 11/1/44	12,185,691	12,473,330
+1.59%, 2.682%, 12/1/44	3,686,193	3,749,951
+1.58%, 2.722%, 12/1/44	3,481,685	3,548,000
+1.57%, 2.729%, 12/1/44	26,539,726	27,042,114
+1.58%, 2.782%, 12/1/44	4,195,975	4,279,628
+1.60%, 2.819%, 12/1/44	9,374,087	9,566,075
+1.59%, 2.98%, 12/1/44	5,543,545	5,668,490
+1.57%, 2.90%, 1/1/45	9,198,508	9,392,416
+1.58%, 2.758%, 2/1/45	14,802,800	15,080,305
+1.57%, 3.005%, 3/1/45	120,466,339	123,011,721
+1.59%, 3.071%, 3/1/45	2,949,318	3,015,394
+1.61%, 2.582%, 4/1/45	5,167,467	5,231,862
+1.57%, 2.837%, 4/1/45	29,273,132	29,801,245
+1.59%, 2.64%, 8/1/45	10,292,407	10,398,855
+1.58%, 2.659%, 8/1/45	8,639,723	8,737,638
+1.58%, 2.815%, 10/1/45	22,262,744	22,581,954
+1.60%, 2.615%, 11/1/45	18,111,485	18,291,471
+1.61%, 2.833%, 3/1/46	3,748,132	3,806,532
+1.60%, 2.423%, 4/1/46	30,858,725	31,181,623
+1.59%, 2.684%, 4/1/46	5,932,819	6,002,671
+1.61%, 2.745%, 4/1/46	5,503,689	5,576,076
+1.58%, 2.802%, 4/1/46	14,991,966	15,209,635
+1.61%, 2.94%, 4/1/46	4,194,728	4,267,316
+1.58%, 2.485%, 5/1/46	7,631,261	7,695,969
+1.59%, 2.711%, 6/1/46	8,737,252	8,861,043
+1.60%, 2.73%, 6/1/46	2,809,018	2,848,190
+1.59%, 2.668%, 7/1/46	2,808,651	2,844,818
+1.62%, 2.304%, 12/1/46	6,542,795	6,576,245
+1.61%, 3.10%, 6/1/47	22,171,446	22,646,823
+1.61%, 3.163%, 6/1/47	24,839,926	25,383,853
+1.61%, 3.131%, 7/1/47	8,109,094	8,288,896
+1.59%, 3.141%, 7/1/47	19,822,565	20,286,221
+1.60%, 2.706%, 8/1/47	24,725,862	25,020,007
+1.61%, 3.025%, 8/1/47	7,421,745	7,576,881
+1.61%, 3.028%, 8/1/47	7,897,632	8,065,648
+1.59%, 3.18%, 8/1/47	9,534,514	9,748,386
+1.57%, 2.914%, 10/1/47	5,898,561	6,013,498
+1.61%, 3.083%, 10/1/47	10,044,745	10,257,810
+1.61%, 2.896%, 11/1/47	7,145,024	7,277,690
+1.59%, 2.978%, 11/1/47	15,851,995	16,199,301
+1.61%, 3.12%, 1/1/48	4,066,179	4,152,226
+1.61%, 3.149%, 1/1/48	7,850,950	8,001,590
+1.61%, 3.098%, 3/1/48	10,323,172	10,554,192
+1.60%, 3.185%, 4/1/48	12,091,071	12,347,555
+1.61%, 3.168%, 5/1/48	91,961,685	93,947,815
+1.62%, 3.321%, 10/1/48	21,251,169	21,729,065

	PAR VALUE	VALUE
USD LIBOR 6-Month
+1.42%, 4.118%, 8/1/34	$1,451,172	$1,493,906
+1.50%, 4.20%, 1/1/35	672,996	693,351
+1.57%, 4.376%, 11/1/35	1,046,536	1,078,370
Freddie Mac, Hybrid ARM(e) 1-Year U.S. Treasury CMT
+2.25%, 4.971%, 2/1/34	2,735,559	2,881,711
+2.25%, 4.738%, 11/1/34	975,435	1,028,618
+2.25%, 5.00%, 2/1/35	588,839	620,625
+2.13%, 4.625%, 4/1/35	311,165	324,028
+1.67%, 4.268%, 1/1/36	1,688,935	1,749,582
+2.25%, 4.835%, 1/1/36	2,570,275	2,709,721
USD LIBOR 12-Month
+1.78%, 4.529%, 9/1/33	3,580,565	3,747,316
+1.80%, 4.55%, 8/1/34	536,728	562,871
+1.63%, 4.704%, 1/1/35	270,501	282,223
+1.80%, 4.777%, 3/1/35	765,698	805,550
+1.72%, 4.569%, 8/1/35	825,957	865,871
+1.87%, 4.62%, 8/1/35	1,625,501	1,711,325
+1.82%, 4.567%, 9/1/35	1,048,997	1,087,669
+1.63%, 4.406%, 10/1/35	1,373,734	1,433,588
+1.61%, 4.491%, 1/1/36	874,377	913,545
+1.88%, 4.795%, 4/1/36	1,874,011	1,979,393
+1.78%, 4.649%, 12/1/36	1,390,663	1,463,567
+1.77%, 4.80%, 1/1/37	996,162	1,044,522
+1.57%, 4.681%, 3/1/37	1,259,960	1,316,272
+1.55%, 4.439%, 4/1/37	949,635	994,000
+1.68%, 4.604%, 4/1/37	1,039,454	1,093,223
+1.63%, 4.50%, 5/1/37	837,814	876,201
+1.63%, 4.389%, 7/1/37	3,426,339	3,579,878
+2.09%, 4.835%, 10/1/37	108,651	114,770
+2.04%, 5.096%, 1/1/38	363,594	385,445
+1.65%, 4.584%, 2/1/38	2,631,185	2,755,275
+1.75%, 4.647%, 4/1/38	2,382,617	2,504,945
+1.85%, 4.816%, 4/1/38	3,961,440	4,189,388
+1.90%, 4.771%, 5/1/38	661,157	685,620
+1.67%, 4.591%, 6/1/38	1,955,632	2,051,717
+1.73%, 4.623%, 10/1/38	2,120,074	2,227,392
+1.75%, 4.672%, 10/1/38	386,740	406,268
+1.80%, 4.677%, 11/1/39	1,021,188	1,076,795
+1.85%, 4.653%, 7/1/43	1,304,064	1,361,825
+1.71%, 4.665%, 8/1/43	15,135,682	15,680,618
+1.64%, 2.794%, 10/1/43	1,659,226	1,689,830
+1.59%, 2.867%, 1/1/44	2,734,670	2,776,716
+1.61%, 3.083%, 1/1/44	2,722,441	2,772,327
+1.62%, 2.859%, 2/1/44	9,213,101	9,356,514
+1.64%, 3.081%, 4/1/44	2,643,719	2,692,678
+1.63%, 3.125%, 4/1/44	5,078,474	5,171,587
+1.63%, 2.995%, 5/1/44	76,023,561	77,365,958
+1.62%, 2.836%, 6/1/44	4,528,250	4,610,784
+1.62%, 3.088%, 6/1/44	15,319,279	15,598,394
+1.63%, 3.056%, 7/1/44	4,054,950	4,144,372
+1.62%, 3.061%, 7/1/44	4,709,453	4,808,533
+1.61%, 2.841%, 8/1/44	6,631,043	6,758,574
+1.62%, 3.026%, 8/1/44	7,285,136	7,442,463
+1.63%, 3.039%, 8/1/44	8,272,468	8,443,856
+1.62%, 2.674%, 9/1/44	6,905,264	7,022,659
+1.62%, 2.727%, 9/1/44	9,713,858	9,898,874
+1.62%, 2.83%, 9/1/44	6,870,059	7,001,773
+1.62%, 2.839%, 10/1/44	4,297,879	4,387,741
+1.62%, 2.844%, 10/1/44	12,547,738	12,804,076
+1.61%, 2.903%, 10/1/44	9,012,950	9,201,452
+1.63%, 2.932%, 10/1/44	10,881,268	11,121,609
+1.63%, 3.017%, 10/1/44	11,712,431	11,995,478
+1.60%, 2.69%, 11/1/44	14,576,670	14,834,806
+1.63%, 2.752%, 11/1/44	6,444,212	6,562,992

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.63%, 2.779%, 11/1/44	$10,592,472	$10,799,769
+1.61%, 2.886%, 11/1/44	7,374,341	7,523,240
+1.62%, 2.907%, 11/1/44	11,304,030	11,541,595
+1.61%, 2.911%, 11/1/44	5,850,830	5,968,866
+1.61%, 2.912%, 11/1/44	19,982,038	20,417,781
+1.63%, 2.939%, 11/1/44	8,935,862	9,125,330
+1.62%, 2.941%, 11/1/44	9,623,337	9,833,605
+1.63%, 2.945%, 11/1/44	14,394,299	14,718,062
+1.60%, 2.997%, 11/1/44	4,968,268	5,080,706
+1.63%, 2.773%, 12/1/44	3,022,402	3,074,531
+1.63%, 2.834%, 12/1/44	16,086,814	16,392,041
+1.62%, 2.898%, 12/1/44	10,135,457	10,341,653
+1.63%, 2.91%, 12/1/44	14,249,619	14,549,224
+1.62%, 2.91%, 12/1/44	7,126,559	7,273,540
+1.62%, 2.671%, 1/1/45	11,019,429	11,190,763
+1.63%, 2.846%, 1/1/45	8,461,478	8,617,645
+1.62%, 2.856%, 1/1/45	8,241,869	8,386,377
+1.62%, 2.906%, 1/1/45	15,252,359	15,554,076
+1.63%, 3.069%, 1/1/45	19,383,158	19,824,226
+1.62%, 2.905%, 2/1/45	11,862,841	12,086,322
+1.62%, 2.619%, 4/1/45	6,189,778	6,283,601
+1.63%, 2.597%, 5/1/45	38,676,440	39,086,363
+1.63%, 2.748%, 6/1/45	4,470,762	4,523,530
+1.63%, 2.624%, 8/1/45	10,673,615	10,769,104
+1.64%, 2.738%, 8/1/45	31,027,064	31,409,133
+1.60%, 2.782%, 8/1/45	7,247,803	7,338,438
+1.63%, 2.812%, 9/1/45	8,881,012	8,997,207
+1.63%, 2.728%, 5/1/46	197,393,899	199,790,904
+1.62%, 2.738%, 5/1/46	14,864,707	15,047,539
+1.62%, 2.614%, 7/1/46	20,828,539	21,038,910
+1.63%, 2.543%, 9/1/46	36,235,416	36,505,852
+1.63%, 3.178%, 6/1/47	11,427,274	11,666,731
+1.63%, 3.203%, 8/1/47	6,806,043	6,937,560
+1.64%, 3.087%, 10/1/47	7,512,950	7,657,195
+1.64%, 3.15%, 11/1/47	3,759,682	3,834,786
USD LIBOR 6-Month
+1.59%, 4.288%, 8/1/36	1,731,885	1,793,411
Freddie Mac Gold, 15 Year
5.50%, 10/1/20-12/1/24	1,303,265	1,324,538
6.00%, 8/1/21-11/1/23	5,016,080	5,196,931
4.50%, 3/1/25-6/1/26	8,162,605	8,434,321
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,721,816	1,844,841
4.50%, 5/1/30-1/1/34	83,367,217	88,793,010
4.00%, 9/1/31-10/1/35	391,741,376	412,352,159
3.50%, 7/1/35-1/1/36	155,207,390	160,165,249
Freddie Mac Gold, 30 Year
7.90%, 2/17/21	13,282	13,277
7.00%, 4/1/31-11/1/38	2,548,341	2,905,856
6.50%, 12/1/32-10/1/38	8,378,498	9,516,560
6.00%, 12/1/33-2/1/39	14,837,371	16,737,653
5.50%, 3/1/34-12/1/38	42,802,579	47,445,363
4.50%, 3/1/39-3/1/49	2,382,579,810	2,519,934,693
4.00%, 11/1/45-11/1/47	724,777,138	757,985,743
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	9,086	10,708
4.50%, 8/1/48-2/1/49	607,477,886	635,603,527
Ginnie Mae, 20 Year 4.00%, 1/20/35	7,116,240	7,364,889
Ginnie Mae, 30 Year
7.80%, 6/15/20-1/15/21	25,803	25,929
8.00%, 9/15/20	87	87
7.85%, 1/15/21	1,805	1,809
7.50%, 12/15/23-5/15/25	550,751	596,258
7.00%, 5/15/28	191,837	209,910

		18,914,759,824

	PAR VALUE	VALUE
Private Label CMO & REMIC: 0.1%
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	$2,929,954	$3,376,952
Seasoned Credit Risk Transfer Trust Series 2017-4 M45T, 4.50%, 6/25/57	27,569,886	29,484,533

		32,861,485

		22,047,813,664

		26,406,212,634
CORPORATE: 41.5%
FINANCIALS: 14.2%
Bank of America Corp.
3.004%, 12/20/23(f)	422,916,000	430,501,768
4.20%, 8/26/24	163,140,000	173,444,063
4.25%, 10/22/26	185,082,000	197,651,602
Barclays PLC (United Kingdom)
4.375%, 9/11/24	239,204,000	245,076,860
4.836%, 5/9/28	77,975,000	79,798,852
BNP Paribas SA (France)
4.25%, 10/15/24	381,716,000	401,318,945
4.375%, 9/28/25(b)	170,531,000	179,114,564
4.375%, 5/12/26(b)	118,904,000	124,628,404
4.625%, 3/13/27(b)	237,000,000	252,950,610
Boston Properties, Inc.
5.625%, 11/15/20	79,385,000	82,410,274
4.125%, 5/15/21	52,852,000	54,364,999
3.85%, 2/1/23	76,031,000	79,322,091
3.125%, 9/1/23	19,500,000	19,992,039
3.80%, 2/1/24	64,024,000	67,112,522
3.20%, 1/15/25	47,075,000	48,030,542
3.65%, 2/1/26	19,580,000	20,361,933
4.50%, 12/1/28	101,325,000	112,438,967
Capital One Financial Corp.
3.50%, 6/15/23	155,385,000	161,265,556
3.90%, 1/29/24	51,765,000	54,349,439
3.75%, 4/24/24	36,940,000	38,738,012
3.20%, 2/5/25	52,515,000	53,519,310
4.20%, 10/29/25	121,149,000	127,193,522
Cigna Corp.
4.00%, 2/15/22	62,964,000	65,040,230
7.65%, 3/1/23	7,217,000	8,429,308
7.875%, 5/15/27	26,720,000	34,834,401
Citigroup, Inc.
3.50%, 5/15/23	72,730,000	75,016,996
4.00%, 8/5/24	31,300,000	32,978,963
USD LIBOR 3-Month
+6.37%, 8.953%, 10/30/40(a)	427,488,075	473,143,801
Equity Residential
4.75%, 7/15/20	5,200,000	5,289,016
4.625%, 12/15/21	108,687,000	114,299,071
3.00%, 4/15/23	47,300,000	48,442,879
3.375%, 6/1/25	77,890,000	81,428,761
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	85,935,000	89,785,547
9.30%, 6/1/21	100,000	111,873
2.65%, 1/5/22	32,865,000	32,982,869
3.262%, 3/13/23(f)	13,570,000	13,804,440
3.60%, 5/25/23	63,550,000	66,089,694
3.95%, 5/18/24(f)	133,680,000	139,806,530
4.30%, 3/8/26	116,100,000	124,654,126
6.50%, 5/2/36	218,122,000	281,999,689
6.50%, 9/15/37	230,191,000	300,025,841
6.80%, 6/1/38	29,650,000	39,970,828
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	94,799,319
4.125%, 12/15/26	119,864,000	128,235,975

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
4.25%, 10/1/27	$125,244,000	$135,493,742
8.75%, 9/1/30(a)	81,412,000	116,302,311
Lloyds Banking Group PLC (United Kingdom)
4.05%, 8/16/23	146,125,000	152,470,136
4.50%, 11/4/24	218,317,000	228,269,055
4.582%, 12/10/25	116,731,000	121,732,219
4.65%, 3/24/26	118,232,000	123,398,645
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	340,311,000	367,014,442
6.10%, 6/10/23	19,737,000	21,419,047
6.00%, 12/19/23	350,211,000	381,235,905
5.125%, 5/28/24	28,169,000	29,728,795
UniCredit SPA (Italy) 7.296%, 4/2/34(b)(f)	292,266,000	309,766,304
Unum Group
7.19%, 2/1/28	11,295,000	13,773,696
7.25%, 3/15/28	25,060,000	30,920,018
6.75%, 12/15/28	8,107,000	9,814,801
Wells Fargo & Co.
2.15%, 12/6/19	280,875,000	280,607,573
3.55%, 8/14/23	244,815,000	255,381,002
4.10%, 6/3/26	130,170,000	137,907,737
4.30%, 7/22/27	323,175,000	348,955,646
USD LIBOR 3-Month +0.65%, 3.124%, 12/6/19	135,850,000	136,219,830

		8,455,165,935
INDUSTRIALS: 25.5%
Anheuser-Busch InBev SA/NV (Belgium)
5.45%, 1/23/39	82,275,000	97,740,218
5.55%, 1/23/49	137,800,000	168,031,230
AT&T, Inc.
8.75%, 11/15/31	100,978,000	137,509,669
5.35%, 9/1/40	59,744,000	67,372,760
4.75%, 5/15/46	112,670,000	118,455,895
5.65%, 2/15/47	130,385,000	152,822,138
5.45%, 3/1/47	144,180,000	165,460,975
4.50%, 3/9/48	234,630,000	240,381,389
Bayer AG (Germany)
3.875%, 12/15/23(b)	301,635,000	312,516,869
4.25%, 12/15/25(b)	133,965,000	141,661,329
4.375%, 12/15/28(b)	170,210,000	179,330,720
Bayerische Motoren Werke AG (Germany) 3.40%, 8/13/21(b)	92,505,000	94,258,554
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(a)(b)(f)	111,122,000	126,790,202
Burlington Northern Santa Fe LLC(d)
4.70%, 10/1/19	33,445,000	33,615,298
8.251%, 1/15/21	1,007,835	1,040,866
3.05%, 9/1/22	39,535,000	40,487,826
5.943%, 1/15/23	8,173	8,340
3.85%, 9/1/23	79,525,000	84,507,298
5.72%, 1/15/24	9,710,918	10,488,198
5.342%, 4/1/24	2,753,765	2,929,414
5.629%, 4/1/24	11,951,618	12,743,528
5.996%, 4/1/24	26,276,713	28,832,120
3.442%, 6/16/28(b)	77,096,435	80,585,003
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(b)	113,175,000	116,570,250
5.70%, 1/11/25(b)	225,456,000	234,237,511
6.125%, 5/5/25(b)	113,075,000	118,304,719
7.75%, 4/16/26(b)	138,048,000	151,854,180
Charter Communications, Inc.
5.00%, 2/1/20	20,700,000	20,971,656
4.125%, 2/15/21	33,095,000	33,703,914

	PAR VALUE	VALUE
4.00%, 9/1/21	$40,609,000	$41,670,395
4.908%, 7/23/25	122,505,000	132,924,181
4.20%, 3/15/28	68,500,000	71,123,403
5.05%, 3/30/29	76,525,000	84,306,215
6.55%, 5/1/37	46,188,000	53,323,969
6.75%, 6/15/39	112,072,000	129,901,069
6.484%, 10/23/45	450,292,000	530,075,583
5.375%, 5/1/47	57,310,000	60,302,763
5.75%, 4/1/48	195,865,000	216,508,250
Cigna Corp.
3.75%, 7/15/23(b)	244,625,000	254,550,828
4.125%, 11/15/25(b)	47,550,000	50,498,932
4.375%, 10/15/28(b)	154,300,000	166,410,134
Comcast Corp.
3.95%, 10/15/25	95,605,000	103,085,819
3.969%, 11/1/47	18,315,000	19,248,151
4.70%, 10/15/48	36,050,000	42,245,796
Cox Enterprises, Inc.
3.25%, 12/15/22(b)	94,333,000	96,250,279
2.95%, 6/30/23(b)	251,295,000	253,434,661
3.85%, 2/1/25(b)	263,159,000	274,953,800
3.35%, 9/15/26(b)	139,412,000	140,864,762
3.50%, 8/15/27(b)	144,842,000	147,489,088
CRH PLC (Ireland) 3.875%, 5/18/25(b)	196,754,000	205,687,094
CSX Corp.
9.75%, 6/15/20	10,067,000	10,757,022
6.251%, 1/15/23	11,859,995	13,077,522
CVS Health Corp.
3.70%, 3/9/23	185,864,000	191,875,858
4.10%, 3/25/25	42,500,000	44,800,358
4.30%, 3/25/28	274,462,000	289,263,725
4.78%, 3/25/38	89,275,000	93,048,745
Dell Technologies, Inc. 5.45%, 6/15/23(b)	200,159,000	215,732,123
Dillard’s, Inc.
7.875%, 1/1/23	275,000	295,580
7.75%, 7/15/26	21,016,000	23,440,528
7.75%, 5/15/27	12,848,000	14,108,307
7.00%, 12/1/28	28,225,000	30,426,775
Dow, Inc.
4.55%, 11/30/25(b)	20,200,000	21,991,040
4.80%, 11/30/28(b)	24,050,000	27,005,800
7.375%, 11/1/29	69,100,000	90,837,506
9.40%, 5/15/39	153,811,000	243,996,879
5.25%, 11/15/41	39,918,000	44,469,462
5.55%, 11/30/48(b)	19,204,000	22,829,939
Elanco Animal Health, Inc.
3.912%, 8/27/21	32,870,000	33,573,128
4.272%, 8/28/23	32,775,000	34,385,555
4.90%, 8/28/28	46,519,000	51,928,629
Ford Motor Credit Co. LLC(d)
5.75%, 2/1/21	192,923,000	200,836,464
5.875%, 8/2/21	169,660,000	178,848,482
3.813%, 10/12/21	194,775,000	197,496,928
5.596%, 1/7/22	105,725,000	111,946,473
3.219%, 1/9/22	30,125,000	30,154,310
4.25%, 9/20/22	3,142,000	3,221,334
4.14%, 2/15/23	127,081,000	129,420,265
4.375%, 8/6/23	43,064,000	44,197,437
Fox Corp.
4.709%, 1/25/29(b)	31,520,000	35,163,649
5.476%, 1/25/39(b)	29,145,000	34,383,270
HCA Healthcare, Inc.
4.125%, 6/15/29	73,620,000	75,331,405
5.125%, 6/15/39	39,000,000	40,509,844
5.25%, 6/15/49	43,600,000	45,331,356

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(b)	$124,595,000	$128,229,530
4.25%, 7/21/25(b)	593,845,000	622,816,987
Kinder Morgan, Inc.
4.30%, 6/1/25	135,830,000	145,077,243
6.50%, 2/1/37	50,861,000	61,035,897
6.95%, 1/15/38	92,139,000	118,041,973
6.50%, 9/1/39	72,546,000	89,214,037
5.00%, 8/15/42	78,782,000	83,148,504
5.00%, 3/1/43	86,308,000	90,426,798
5.50%, 3/1/44	96,910,000	109,370,238
5.40%, 9/1/44	69,297,000	76,739,812
Macy’s, Inc.
6.90%, 4/1/29	30,383,000	33,018,108
6.70%, 7/15/34	77,960,000	85,915,582
4.50%, 12/15/34	95,617,000	86,848,126
6.375%, 3/15/37	21,354,000	22,203,716
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(b)	220,010,000	226,411,851
5.50%, 7/21/25(b)	347,931,000	379,175,204
4.85%, 7/6/27(b)	140,217,000	149,778,397
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	23,653,596
RELX PLC (United Kingdom)
3.125%, 10/15/22	146,687,000	149,306,756
3.50%, 3/16/23	64,115,000	66,187,873
4.00%, 3/18/29	59,330,000	62,656,205
TC Energy Corp. (Canada)
5.625%, 5/20/75(a)(f)	237,639,000	235,134,285
5.875%, 8/15/76(a)(f)	84,536,000	86,767,750
5.30%, 3/15/77(a)(f)	282,129,000	270,955,986
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	300,679,000	311,202,765
7.20%, 7/18/36	61,253,000	67,531,433
7.721%, 6/4/38	163,602,000	184,461,255
The Walt Disney Co.
6.20%, 12/15/34(b)	14,795,000	20,045,860
6.40%, 12/15/35(b)	49,525,000	67,872,259
6.15%, 3/1/37(b)	31,905,000	43,310,170
6.65%, 11/15/37(b)	79,075,000	113,526,101
6.15%, 2/15/41(b)	49,083,000	68,196,549
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	151,950,000	158,977,688
5.25%, 6/6/29(b)	137,300,000	140,389,250
Union Pacific Corp.
7.60%, 1/2/20	181,000	184,023
6.061%, 1/17/23	1,939,227	2,151,923
4.698%, 1/2/24	1,514,664	1,602,413
5.082%, 1/2/29	4,543,417	4,933,566
5.866%, 7/2/30	27,944,412	31,678,840
6.176%, 1/2/31	24,736,369	28,828,235
United Technologies Corp.
3.35%, 8/16/21	44,860,000	45,845,015
3.65%, 8/16/23	180,430,000	188,886,480
Verizon Communications, Inc.
4.272%, 1/15/36	166,472,000	180,152,761
4.522%, 9/15/48	213,601,000	238,569,575
5.012%, 4/15/49	480,632,000	571,753,589
Vodafone Group PLC (United Kingdom) 7.00%, 4/4/79(a)(f)	201,235,000	217,201,876
Xerox Corp.
5.625%, 12/15/19	87,407,000	88,281,070
2.75%, 9/1/20	22,690,000	22,572,012
4.50%, 5/15/21	100,501,000	102,604,486
4.07%, 3/17/22	2,349,000	2,363,681

	PAR VALUE	VALUE
Zoetis, Inc.
3.45%, 11/13/20	$39,377,000	$39,869,279
4.50%, 11/13/25	166,139,000	182,203,169

		15,200,062,716
UTILITIES: 1.8%
Dominion Energy, Inc.
2.962%, 7/1/19	10,000,000	10,000,000
2.579%, 7/1/20	32,099,000	32,051,201
4.104%, 4/1/21	97,451,000	99,753,508
5.75%, 10/1/54(a)(f)	232,036,000	241,085,404
Enel SPA (Italy)
4.25%, 9/14/23(b)	60,000,000	62,981,763
4.625%, 9/14/25(b)	175,588,000	188,378,903
3.625%, 5/25/27(b)	38,125,000	38,282,150
6.80%, 9/15/37(b)	174,509,000	221,770,506
6.00%, 10/7/39(b)	157,024,000	186,038,277

		1,080,341,712

		24,735,570,363

TOTAL DEBT SECURITIES (Cost $56,534,144,857)		$58,631,430,199

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 1.0%
Bank of Montreal(c) 2.45%, dated 6/28/19, due 7/1/19, maturity value $72,314,761	$72,300,000	$72,300,000
Fixed Income Clearing Corporation(c) 1.60%, dated 6/28/19, due 7/1/19, maturity value $363,414,449	363,366,000	363,366,000
Royal Bank of Canada(c) 2.47%, dated 6/28/19, due 7/1/19, maturity value $192,939,705	192,900,000	192,900,000

		628,566,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	238,213,507	238,213,507

TREASURY BILL: 0.7%
U.S. Treasury Bill 9/26/19	400,000,000	397,984,499

TOTAL SHORT-TERM INVESTMENTS (Cost $1,264,764,006)		$1,264,764,006

TOTAL INVESTMENTS IN SECURITIES (Cost $57,798,908,863)	100.4%	$59,896,194,205
OTHER ASSETS LESS LIABILITIES	(0.4%)	(275,015,465)

NET ASSETS	100.0%	$59,621,178,740

(a)	Hybrid security has characteristics of both a debt and equity security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Bill 8/15/19, U.S. Treasury Notes 2.00%-3.00%, 5/31/24-5/15/47, and U.S. Treasury Inflation Indexed Notes 0.875%-2.125%, 1/15/29-2/15/46. Total collateral value is $73,761,076.

Fixed Income Clearing Corporation: U.S. Treasury Note 2.625%, 6/15/21. Total collateral value is $370,634,222.

Royal Bank of Canada: U.S. Treasury Notes 1.625%-1.875%, 9/30/22-5/15/26. Total collateral value is $196,798,571.

(d)	Subsidiary (see below)
(e)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(f)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(unaudited)

June 30, 2019
ASSETS:
Investments in securities, at value (cost $57,798,908,863)	$59,896,194,205
Receivable for investments sold	169,941,405
Receivable for Fund shares sold	94,830,491
Interest receivable	447,230,491
Prepaid expenses and other assets	65,952

60,608,262,544

LIABILITIES:
Payable for investments purchased	873,003,049
Payable for Fund shares redeemed	91,261,251
Management fees payable	19,432,464
Accrued expenses	3,387,040

987,083,804

NET ASSETS	$59,621,178,740

NET ASSETS CONSIST OF:
Paid in capital	$57,494,752,091
Total distributable earnings	2,126,426,649

$59,621,178,740

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,286,615,644
Net asset value per share	$13.91

STATEMENT OF OPERATIONS
(unaudited)

Six Months Ended June 30, 2019
INVESTMENT INCOME:
Dividends	$19,459,736
Interest	1,051,246,182

1,070,705,918

EXPENSES:
Management fees	112,279,338
Custody and fund accounting fees	395,533
Transfer agent fees	3,572,797
Professional services	135,612
Shareholder reports	1,320,172
Registration fees	581,768
Trustees’ fees	170,833
Miscellaneous	312,950

118,769,003

NET INVESTMENT INCOME	951,936,915

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	96,331,847
Futures contracts	(65,402,334)
Net change in unrealized appreciation/depreciation
Investments in securities	2,610,694,938
Futures contracts	27,176,840

Net realized and unrealized gain (loss)	2,668,801,291

NET CHANGE IN NET ASSETS FROM OPERATIONS	$3,620,738,206

STATEMENT OF CHANGES IN NET ASSETS
(unaudited)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$951,936,915	$1,688,153,909
Net realized gain (loss)	30,929,513	67,886,229
Net change in unrealized appreciation/depreciation	2,637,871,778	(1,942,972,195)

	3,620,738,206	(186,932,057)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(921,337,732)	(1,887,086,223)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	8,460,818,695	14,058,784,954
Reinvestment of distributions	794,698,812	1,568,832,950
Cost of shares redeemed	(6,647,360,023)	(13,526,739,100)

Net change from Fund share transactions	2,608,157,484	2,100,878,804

Total change in net assets	5,307,557,958	26,860,524

NET ASSETS:
Beginning of period	54,313,620,782	54,286,760,258

End of period	$59,621,178,740	$54,313,620,782

SHARE INFORMATION:
Shares sold	621,738,660	1,043,147,794
Distributions reinvested	57,750,116	117,588,178
Shares redeemed	(489,462,978)	(1,008,309,102)

Net change in shares outstanding	190,025,798	152,426,870

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2019, these Treasury futures contracts had notional values up to 1% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$4,235,979,549
Government-Related	—	3,253,667,653
Securitized	—	26,406,212,634
Corporate	—	24,735,570,363
Short-term Investments
Repurchase Agreements	—	628,566,000
Money Market Fund	238,213,507	—
Treasury Bill	—	397,984,499

Total Securities	$238,213,507	$59,657,980,698

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), derivatives, and distributions.

DODGE & COX INCOME FUND ▪ PAGE 17

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
Ordinary income	$921,337,732		$1,653,646,376
	($0.220 per share	)	($0.398 per share	)
Long-term capital gain	—		$233,439,847
			($0.057 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2018, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$11,346,654
Deferred loss(a)	(70,637,963)

At June 30, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$57,798,921,329

Unrealized appreciation	2,348,263,663
Unrealized depreciation	(250,990,787)

Net unrealized appreciation	2,097,272,876

(a)	Represents net realized capital loss incurred between November 1, 2018 and December 31, 2018. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2019.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2019, the Fund’s commitment fee amounted to $182,463 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2019, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,188,315,701 and $2,553,149,099 respectively. For the six months ended June 30, 2019, purchases and sales of U.S. government securities aggregated $6,989,387,970 and $6,079,994,762 respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Fund’s adoption of the updated accounting standards on January 1, 2019 did not have a material impact on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 18 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.26		$13.76	$13.59	$13.29	$13.78	$13.53
Income from investment operations:
Net investment income	0.22		0.41	0.38	0.42	0.40	0.39
Net realized and unrealized gain (loss)	0.65		(0.45)	0.21	0.32	(0.48)	0.35

Total from investment operations	0.87		(0.04)	0.59	0.74	(0.08)	0.74

Distributions to shareholders from:
Net investment income	(0.22)		(0.40)	(0.38)	(0.42)	(0.40)	(0.39)
Net realized gain	—		(0.06)	(0.04)	(0.02)	(0.01)	(0.10)

Total distributions	(0.22)		(0.46)	(0.42)	(0.44)	(0.41)	(0.49)

Net asset value, end of period	$13.91		$13.26	$13.76	$13.59	$13.29	$13.78

Total return	6.59%		(0.31)%	4.36%	5.62%	(0.59)%	5.48%
Ratios/supplemental data:
Net assets, end of period (millions)	$59,621		$54,314	$54,287	$46,632	$43,125	$39,128
Ratio of expenses to average net assets	0.42	%(a)	0.42%	0.43%	0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	3.39	%(a)	3.02%	2.80%	3.11%	2.97%	2.89%
Portfolio turnover rate	16%		37%	19%	27%	24%	27%
(a)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INCOME FUND ▪ PAGE 19

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Semi-Annual Report

June 30, 2019

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

6/19 GBF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of 8.1% for the six months ended June 30, 2019, compared to 5.6% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).

MARKET COMMENTARY

The negative risk sentiment that permeated markets late in 2018 dissipated during the first half of 2019 as central banks took center stage, signaling the potential for easier monetary policy in response to decelerating growth, subdued inflation, and lingering geopolitical uncertainties. The resulting decline in government bond yields, narrowing of credit yield premiums,(a) and strengthening of select emerging market currencies led to the Fund’s strong performance.

In the United States, the economic expansion—already the longest on record since at least the 1850s—showed signs of deceleration as manufacturing and confidence indicators fell short of expectations, while employment numbers were mixed. The U.S. yield curve inverted in March—as measured by the difference in yields between the 10-year Treasury bond and the 3-month Treasury bill—intensifying recession concerns among some investors. Market expectations for federal funds rates shifted meaningfully downward (from no expected changes to one or two cuts in 2019) after the Federal Reserve signaled its willingness to support the economy through near-term rate cuts. The 10-year U.S. Treasury yield declined by 68 basis points(b) to 2.0%, its lowest level since before the 2016 U.S. Presidential election.

Interest rates generally declined across the world as major central banks, including the European Central Bank (ECB), the Bank of Japan, and the Reserve Bank of Australia, assumed an accommodative stance. The ECB initially pushed back the timing of a planned rate hike to beyond 2019, and later committed to a series of new easing measures including a potential tiered rate cut that would push its policy rate deeper into negative territory and possible expansions of its asset purchase program. These moves came amidst weaker economic data in Europe, with the German manufacturing sector facing a persistent slowdown during the period. As a result, 10-year yields in Europe fell anywhere from 57 basis points in Germany to over 100 basis points in Spain. Likewise, 10-year interest rates in many emerging market countries (e.g., Brazil, Mexico, Russia) fell significantly.

Corporate bond markets responded positively to the prospect of easier monetary policy. Credit yield premiums, narrowed significantly during the first half of the year, with lower-rated issuers such as BBB-rated corporates outperforming A-rated corporates. UK bank securities also performed well, despite the resignation of Prime Minister Theresa May and a succession struggle that reignited concerns of a “no-deal” Brexit.

Jousting between the United States and China over international trade continued to generate headlines, though tensions appeared to ease in late June with a joint announcement that negotiations would resume. Uncertainty, however, has begun to affect trade volumes and is leading companies to shift supply chains and postpone investment decisions, the downstream effects of which are being felt in the global deceleration of growth. Despite this, the U.S. dollar index has barely moved in 2019, and currency volatility has been quite subdued outside of a few emerging market currencies.

INVESTMENT STRATEGY

In May, the Global Bond Fund completed its fifth year as a publicly offered fund. Our investment philosophy remains anchored in detailed fundamental research, valuation discipline, and a long-term outlook. We believe this philosophy and our highly experienced team positions the Fund to provide strong long-term returns to investors.

The excellent year-to-date returns of the Fund have been driven by the three key investment levers in the fund: credit, currency, and rates. The additions we made to selected corporate and emerging market government bonds during the tumult of the latter half of 2018 enhanced the Fund’s recent performance. As always, valuation discipline is a key pillar of our investment philosophy and as valuations rebounded this year, we subsequently reduced the Fund’s allocation to credit and modestly reduced a few emerging market currency positions.

Rates: How Low Can You Go?

The fall in global yields provided a strong performance boost to the Fund, but returns us to a low-yield world that, other things being equal, tempers expected future returns. In this yield environment, we believe our active, opportunistic investment approach to global bond investing is critical. With a yield of 1.5%(c) and a duration(d) of seven years, the Bloomberg Barclays Global Agg features low income levels and high price sensitivity to even small rate increases. Furthermore, over $10 trillion in global debt is negative yielding. The Fund continued to avoid investing in low or negative-yielding developed market government bonds and has instead focused on higher-yielding geographies or sectors with potentially higher return prospects. Furthermore, the duration of the Fund’s U.S. dollar denominated holdings is a moderate three years, stemming from our limited appetite for interest rate risk. Our expectations for Fed rate cuts are below those of the market, and we believe a defensive position vis-à-vis interest rates is prudent.

One rates market in which we are finding value is Thailand, where we recently increased the Fund’s holdings of inflation-linked government bonds maturing in 2028. Real (i.e., inflation-adjusted) yields in Thailand are currently significantly higher than in the United States and other developed economies. Given ongoing United States-China trade tensions and slowing global growth, we expect Thailand’s growth to slow, supporting lower interest rates (and thus higher bond prices). Statements from the Thai central bank suggest a dovish bias, and inflation expectations are subdued. In addition to our positive return outlook on the Thai bond position, it has a low correlation with many other Fund holdings, adding diversification benefits.

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

Credit: A Swift Rebound

After dismal performance in late 2018, corporate bonds have surged back in 2019, providing healthy excess and total returns. The Fund’s large allocation (53%) to a diversified set of thoroughly researched and stress-tested credit holdings drove particularly strong returns. While over half of the Fund remains invested in the credit sector, we have adjusted the underlying holdings based on fluctuations in valuations. After adding almost seven percentage points during the fourth quarter of 2018 when credit yield premiums widened significantly, we trimmed six percentage points during the first half of this year given higher valuations. Even at current valuation levels, we believe long-term total return prospects for the Fund’s credit holdings are attractive. Though we do not foresee an imminent recession, we retain our emphasis on those credits that we believe offer durability through economic cycles.

While we primarily reduced the Fund’s aggregate credit exposure, we continued to find attractive credit-related investments and initiated a few new positions. For example, we established a 1% position in UniCredit,(e) at present the largest Italy-domiciled bank, with leading positions in commercial banking within the key markets of Italy, Germany, Austria, as well as several Eastern European countries. Italian revenue currently represents approximately 50% of the bank’s revenue. The bonds were issued at a high yield premium (487 basis points above U.S. Treasuries), largely reflecting concerns about macroeconomic and political risks in Italy. We believe this valuation provided more than adequate compensation for the risks involved. UniCredit has an improving credit profile reflecting management’s success in recent years in reducing non-performing loans and improving its capital ratios and profitability. In addition, should Italian debt or political dynamics worsen, we believe Italy’s systemic importance would prompt the ECB and Eurozone institutions to employ their expanded set of tools to support the sovereign and its banks.

Currency: Modest Moves

The U.S. dollar continues to trade near its strongest levels in almost 15 years, supported by positive growth and interest rate differentials versus other major developed markets, as well as a safe-haven status. However, the prospect of Fed rate cuts and corresponding lower interest rate differentials, and a weaker U.S. fiscal and growth outlook, add depreciation pressure. Despite our view that the U.S. dollar may weaken modestly in the coming years, we continue to avoid most developed market currencies because the paltry yields offered in these markets offset the potential benefit of mild currency appreciation, especially considering the high volatility associated with currency investments.

On the other hand, we are still finding opportunity in certain emerging market currencies, which represent 16% of the Fund. On a total return basis (including both spot moves and carry), nearly all of the Fund’s emerging market currency exposures (expressed via holdings in local government bonds) performed well. We made only minor adjustments to the Fund’s currency positioning, modestly trimming Mexican and Indian government bonds.

Overall, we continue to believe local emerging market bonds are one of the more compelling parts of the global bond universe.

IN CLOSING

We are pleased with the strong recent performance of the Fund, but acknowledge that the decline in interest rates and credit yield premiums leaves us with more moderate expectations for future returns for the broad bond market. Nevertheless, we are confident in our ability to continue identifying attractive investments in individual companies and countries and building a portfolio with multiple and diverse sources of return.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2019

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	One basis point is equal to 1/100th of 1%.
(c)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2019.
(d)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund returned 8.1% year to date.

Key Contributors

▪	The significant decline in global interest rates, particularly in the United States, Mexico, Indonesia, India, and Colombia, bolstered returns.
▪	The Fund’s large allocation to corporate bonds (53%*) drove strong performance as credit yield premiums declined considerably, led by AT&T, Kinder Morgan, Millicom, and Verizon.
▪	The Fund’s exposure to several appreciating emerging market currencies added to returns, including the Mexican peso (6.5%), Indonesian rupiah (3.4%), and Indian rupee (3.8%).

Key Detractors

▪	Certain credits underperformed, including euro-denominated Province of Buenos Aires bonds.

*	Denotes Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2019

	1 Year	3 Years	5 Years	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	8.65%	5.65%	2.43%	3.19%
Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg)	5.85	1.62	1.20	1.14
(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns since May 1, 2014 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,081.10	$2.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.57	2.25
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2019

GENERAL INFORMATION
Net Asset Value Per Share	$11.06
Total Net Assets (millions)	$285.7
Net Expense Ratio(a)	0.45%
Gross Expense Ratio (1/1/19 to 6/30/19, annualized)	0.92%
Portfolio Turnover Rate (1/1/19 to 6/30/19, unannualized)	31%
30-Day SEC Yield (using net expenses)(a)(b)	4.53%
30-Day SEC Yield (using gross expenses)	4.06%
Number of Credit Issuers	57
Fund Inception	2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Fixed Income Investment Committee, whose six members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays Global Agg
Effective Duration (years)(c)	3.6	7.1
Emerging Markets(d)	29.3%	6.5%
Non-USD Currency Exposure(e)	16.0%	55.2%

FIVE LARGEST CREDIT ISSUERS (%)(f)	Fund
TC Energy Corp.	2.0
AT&T, Inc.	2.0
Charter Communications, Inc.	2.0
BNP Paribas SA	1.7
Enel SPA	1.5

CREDIT QUALITY (%)(g)(h)	Fund	BBG Barclays Global Agg
AAA	21.1	39.5
AA	1.5	15.8
A	13.6	29.4
BBB	47.7	15.4
BB	11.2	0.0
B	2.5	0.0
CCC	0.0	0.0
Net Cash & Other(i)	2.4	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(h)	Fund	BBG Barclays Global Agg
Government	24.5	54.5
Government-Related	5.5	12.0
Securitized	20.0	14.7
Corporate	47.6	18.8
Net Cash & Other(i)	2.4	0.0

REGION DIVERSIFICATION (%)(d)(h)	Fund	BBG Barclays Global Agg
United States	48.0	39.1
Latin America	18.0	1.1
Europe (excluding United Kingdom)	12.1	25.2
Asia Pacific (excluding Japan)	8.9	6.5
United Kingdom	6.7	5.1
Canada	2.0	3.4
Africa	1.9	0.0	(j)
Japan	0.0	16.9
Supranational	0.0	2.1
Middle East	0.0	0.6

(a)

Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total annual fund operating expenses at 0.45% through April 30, 2020. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

(b)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(c)	Interest rate derivatives reduce total Fund duration by 2.0 years (i.e., total Fund duration is 5.6 years without derivatives).
(d)

The Fund may classify an issuer in a different category than the Bloomberg Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(e)	Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(g)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 10.7% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Region, sector, and quality weights exclude the effect of the Fund’s derivative contracts.
(i)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(j)	Rounds to 0.0%.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES: 97.6%

		PAR VALUE	VALUE
GOVERNMENT: 24.5%
Argentina Government (Argentina) 4.50%, 2/13/20(h)	USD	3,890,000	$3,331,300
Brazil Government (Brazil) 10.00%, 1/1/23	BRL	2,000,000	573,249
Colombia Government (Colombia)
7.75%, 4/14/21	COP	11,510,000,000	3,744,018
3.00%, 3/25/33(a)	COP	9,765,578,650	2,972,067
India Government (India) 8.24%, 2/15/27	INR	531,480,000	8,242,712
Indonesia Government (Indonesia)
8.75%, 5/15/31	IDR	18,000,000,000	1,383,567
8.25%, 5/15/36	IDR	110,400,000,000	8,217,902
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	103,019,700	5,157,225
5.75%, 3/5/26	MXN	59,100,000	2,799,450
8.00%, 11/7/47	MXN	159,800,000	8,462,916
Poland Government (Poland) 2.50%, 1/25/23	PLN	10,000,000	2,737,804
Thailand Government Bond (Thailand) 1.25%, 3/12/28(a)	THB	135,122,340	4,213,002
Turkey Government (Turkey) 10.50%, 8/11/27	TRY	5,785,000	749,288
U.S. Treasury Note/Bond (United States)
1.75%, 11/30/19	USD	6,850,000	6,839,029
1.375%, 2/15/20	USD	3,850,000	3,833,607
2.50%, 2/15/22	USD	810,000	825,662
2.50%, 2/28/26	USD	5,600,000	5,821,156

			69,903,954
GOVERNMENT-RELATED: 5.5%
Chicago Transit Authority RB (United States) 6.899%, 12/1/40	USD	1,000,000	1,350,800
Indonesia Government International (Indonesia) 3.75%, 6/14/28(c)	EUR	1,050,000	1,423,321
Peru Government International (Peru) 3.75%, 3/1/30	EUR	1,000,000	1,448,165
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	525,000	741,581
7.25%, 3/17/44	USD	1,500,000	1,677,765
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29	EUR	1,200,000	1,303,186
6.75%, 9/21/47	USD	2,736,000	2,436,408
6.35%, 2/12/48	USD	51,000	43,784
Province of Buenos Aires Argentina (Argentina)
5.375%, 1/20/23(c)	EUR	3,275,000	2,824,105
BADLARPP +3.83%, 48.771%, 5/31/22	ARS	54,100,000	1,045,731
State of Illinois GO (United States) 5.10%, 6/1/33	USD	1,250,000	1,316,350

			15,611,196
SECURITIZED: 20.0%
ASSET-BACKED: 5.6%
Other: 1.2%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	2,089,640	2,327,337
9.75%, 1/6/27(c)	USD	524,477	601,842
8.20%, 4/6/28(c)	USD	400,000	449,004

			3,378,183

		PAR VALUE	VALUE
Student Loan: 4.4%
Navient Student Loan Trust (United States) USD LIBOR 1-Month +1.00%, 3.404%, 9/27/66(c)	USD	3,863,000	$3,861,803
Navient Student Loan Trust (Private Loans) (United States)
Series 2015-CA B, 3.25%, 5/15/40(c)	USD	434,319	434,426
Series 2017-A B, 3.91%, 12/16/58(c)	USD	1,050,000	1,082,001
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95%, 3.38%, 9/25/28	USD	2,015,702	1,989,707
USD LIBOR 3-Month
+0.11%, 2.52%, 12/15/32(c)	USD	2,631,188	2,476,254
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(c)	USD	1,697,000	1,711,617
Series 2018-C B, 4.00%, 11/17/42(c)	USD	1,000,000	1,048,485

			12,604,293

			15,982,476
CMBS: 0.6%
Agency CMBS: 0.6%
Freddie Mac Military Housing Trust Multifamily (United States) 12.439%, 11/25/55(c)(f)	USD	1,628,988	1,804,817

MORTGAGE-RELATED: 13.8%
Federal Agency CMO & REMIC: 1.7%
Fannie Mae (United States) Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	420,915	469,448
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(f)	USD	115,373	124,145
Series 4319 MA, 4.50%, 3/15/44(f)	USD	414,286	452,797
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	556,641	580,728
USD LIBOR 12-Month
+0.22%, 3.06%, 10/20/67	USD	624,883	619,384
+0.15%, 3.27%, 12/20/67	USD	1,451,356	1,434,673
+0.04%, 3.061%, 2/20/68	USD	1,106,789	1,089,271

			4,770,446
Federal Agency Mortgage Pass-Through: 12.1%
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	14,451	14,918
Fannie Mae, 30 Year (United States)
4.50%, 4/1/39-3/1/49	USD	14,820,326	15,548,143
Fannie Mae, Hybrid ARM(f) (United States)
USD LIBOR 12-Month
+1.58%, 2.89%, 8/1/44	USD	112,101	114,382
+1.58%, 2.754%, 9/1/44	USD	170,389	173,498
Freddie Mac, Hybrid ARM(f) (United States)
USD LIBOR 12-Month
+1.63%, 3.017%, 10/1/44	USD	240,045	245,846
+1.60%, 2.69%, 11/1/44	USD	599,374	609,988
+1.62%, 2.671%, 1/1/45	USD	610,161	619,647
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	59,626	67,065
4.50%, 8/1/44-3/1/49	USD	16,540,789	17,332,139

			34,725,626

			39,496,072

			57,283,365

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
CORPORATE: 47.6%
FINANCIALS: 13.1%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,000,000	$1,067,914
4.183%, 11/25/27	USD	1,650,000	1,750,339
Barclays PLC (United Kingdom) 4.836%, 5/9/28	USD	2,650,000	2,711,984
BNP Paribas SA (France)
4.375%, 9/28/25(c)	USD	2,400,000	2,520,802
4.625%, 3/13/27(c)	USD	2,100,000	2,241,335
Capital One Financial Corp. (United States) 3.75%, 4/24/24	USD	625,000	655,421
Chubb, Ltd. (Switzerland) 2.50%, 3/15/38	EUR	3,300,000	4,281,129
Citigroup, Inc. (United States) USD LIBOR 3-Month +6.37 8.953%, 10/30/40(b)	USD	2,075,000	2,296,610
HSBC Holdings PLC (United Kingdom)
6.50%, 9/15/37	USD	775,000	1,010,118
6.00%, 3/29/40	GBP	1,875,000	3,122,582
JPMorgan Chase & Co. (United States) 1.09%, 3/11/27(g)	EUR	2,250,000	2,641,664
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	1,125,000	1,176,284
4.582%, 12/10/25	USD	2,875,000	2,998,177
Royal Bank of Scotland Group PLC (United Kingdom) 6.00%, 12/19/23	USD	3,200,000	3,483,485
UniCredit SPA (Italy) 7.296%, 4/2/34(c)(g)	USD	2,450,000	2,596,701
Wells Fargo & Co. (United States) 4.30%, 7/22/27	USD	2,575,000	2,780,416

			37,334,961
INDUSTRIALS: 30.4%
Anheuser-Busch InBev SA/NV (Belgium)
5.45%, 1/23/39	USD	350,000	415,789
5.55%, 1/23/49	USD	825,000	1,005,992
AT&T, Inc. (United States) 3.15%, 9/4/36	EUR	4,375,000	5,613,231
Bayer AG (Germany) 3.75%, 7/1/74(b)(g)	EUR	3,700,000	4,344,394
Becton, Dickinson and Co. (United States) 2.894%, 6/6/22	USD	1,700,000	1,721,668
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)(g)	USD	1,650,000	1,882,650
Cemex SAB de CV (Mexico) 7.75%, 4/16/26(c)	USD	3,625,000	3,987,536
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	1,725,000	2,091,895
6.75%, 6/15/39	USD	1,300,000	1,506,812
6.484%, 10/23/45	USD	1,700,000	2,001,209
Cigna Corp. (United States)
3.75%, 7/15/23(c)	USD	850,000	884,489
4.125%, 11/15/25(c)	USD	575,000	610,660
4.375%, 10/15/28(c)	USD	1,275,000	1,375,068
Concho Resources, Inc. (United States)
4.875%, 10/1/47	USD	500,000	559,043
4.85%, 8/15/48	USD	250,000	280,814
Cox Enterprises, Inc. (United States)
4.80%, 2/1/35(c)	USD	350,000	354,352
8.375%, 3/1/39(c)	USD	1,775,000	2,427,382

		PAR VALUE	VALUE
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	1,275,000	$1,343,761
4.78%, 3/25/38	USD	700,000	729,590
Dell Technologies, Inc. (United States) 5.45%, 6/15/23(c)	USD	775,000	835,298
Dow, Inc. (United States) 5.55%, 11/30/48(c)	USD	1,275,000	1,515,735
Elanco Animal Health, Inc. (United States) 4.90%, 8/28/28	USD	1,025,000	1,144,196
Ford Motor Credit Co. LLC(d) (United States)
4.14%, 2/15/23	USD	1,825,000	1,858,594
4.375%, 8/6/23	USD	2,000,000	2,052,640
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	1,937,165
6.125%, 1/31/46	USD	750,000	869,176
HCA Healthcare, Inc. (United States)
4.75%, 5/1/23	USD	1,225,000	1,305,643
4.125%, 6/15/29	USD	650,000	665,110
Imperial Brands PLC (United Kingdom) 3.375%, 2/26/26	EUR	2,125,000	2,728,961
Kinder Morgan, Inc. (United States) 6.95%, 1/15/38	USD	3,275,000	4,195,698
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,445,733
4.75%, 9/22/46(c)	USD	950,000	937,959
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	54,822
6.90%, 4/1/29	USD	75,000	81,505
6.70%, 7/15/34	USD	425,000	468,370
Millicom International Cellular SA (Luxembourg) 5.125%, 1/15/28(c)	USD	2,725,000	2,759,062
Molex Electronic Technologies LLC(d) (United States) 2.878%, 4/15/20(c)	USD	731,000	731,329
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	1,425,000	1,428,406
Naspers, Ltd. (South Africa)
5.50%, 7/21/25(c)	USD	2,150,000	2,343,070
4.85%, 7/6/27(c)	USD	1,625,000	1,735,809
QVC, Inc.(d) (United States) 4.45%, 2/15/25	USD	2,650,000	2,667,633
RELX PLC (United Kingdom)
3.125%, 10/15/22	USD	574,000	584,251
3.50%, 3/16/23	USD	325,000	335,507
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(g)	USD	1,800,000	1,781,028
5.30%, 3/15/77(b)(g)	USD	4,075,000	3,913,620
Telecom Italia SPA (Italy)
7.20%, 7/18/36	USD	1,000,000	1,102,500
7.721%, 6/4/38	USD	2,800,000	3,157,000
The Walt Disney Co. (United States)
6.65%, 11/15/37(c)	USD	1,100,000	1,579,244
6.15%, 2/15/41(c)	USD	550,000	764,177
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	USD	559,000	584,854
5.25%, 6/6/29(c)	USD	2,000,000	2,045,000
Verizon Communications, Inc. (United States) 5.012%, 4/15/49	USD	1,700,000	2,022,298
Vodafone Group PLC (United Kingdom) 7.00%, 4/4/79(b)(g)	USD	900,000	971,410
Xerox Corp. (United States) 4.50%, 5/15/21	USD	1,250,000	1,276,163

			87,015,301

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
UTILITIES: 4.1%
Dominion Energy, Inc. (United States) 5.75%, 10/1/54(b)(g)	USD	3,065,000	$3,184,535
Enel SPA (Italy) 3.375%, 11/24/81(b)(g)	EUR	3,800,000	4,416,198
NextEra Energy, Inc. (United States) 5.65%, 5/1/79(b)(g)	USD	1,875,000	1,933,007
The Southern Co. (United States) 5.50%, 3/15/57(b)(g)	USD	2,125,000	2,177,544

			11,711,284

			136,061,546

TOTAL DEBT SECURITIES (Cost $269,844,375)			$278,860,061

SHORT-TERM INVESTMENTS: 4.7%

		PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 4.3%
Bank of Montreal(e) 2.45%, dated 6/28/19, due 7/1/19, maturity value $1,100,225	USD	1,100,000	1,100,000
Fixed Income Clearing Corporation(e) 1.60%, dated 6/28/19, due 7/1/19, maturity value $8,446,126	USD	8,445,000	8,445,000
Royal Bank of Canada(e) 2.47%, dated 6/28/19, due 7/1/19, maturity value $2,900,597	USD	2,900,000	2,900,000

			12,445,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	USD	1,136,645	1,136,645

TOTAL SHORT-TERM INVESTMENTS (Cost $13,581,645)			$13,581,645

TOTAL INVESTMENTS IN SECURITIES (Cost $283,426,020)		102.3%	$292,441,706
OTHER ASSETS LESS LIABILITIES		(2.3%)	(6,705,592)

NET ASSETS		100.0%	$285,736,114

(a)	Inflation-linked
(b)	Hybrid security has characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Subsidiary (see below)
(e)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Bill 9/12/19, U.S. Treasury Note 2.00%-3.00%, 11/30/22-5/15/47, and U.S. Treasury Inflation Indexed Notes 0.875%-2.50%, 1/15/21-1/15/29. Total collateral value is $1,122,249.

Fixed Income Clearing Corporation: U.S. Treasury Note 2.75%, 8/15/21. Total collateral value is $8,616,535.

Royal Bank of Canada: U.S. Treasury Note 1.25%, 3/31/21. Total collateral value is $2,958,701.

(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Dual currency bond. Issued in USD but pays in ARS at maturity.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

ARS:Argentine Peso

BRL:Brazilian Real

COP:Colombian Peso

EUR:Euro

GBP:British Pound

IDR:Indonesian Rupiah

INR:Indian Rupee

MXN:Mexican Peso

PLN:Polish Zloty

THB:Thai Bhat

TRY:Turkish Lira

USD:United States Dollar

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2019

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Euro-Bobl Future—Short Position	26	9/6/19	$(3,974,665)	$(18,371)
Euro-Bund Future—Short Position	87	9/6/19	(17,088,773)	(183,205)
Euro-Buxl Future—Short Position	15	9/6/19	(3,460,764)	(97,928)
Long-Term U.S. Treasury Bond—Short Position	74	9/19/19	(11,513,938)	(368,785)
UK-Gilt Future—Short Position	29	9/26/19	(4,798,758)	(25,830)
Ultra Long-Term U.S. Treasury Bond—Short Positions	33	9/19/19	(5,859,563)	(216,758)

				$(910,877)

CURRENCY FORWARD CONTRACTS

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BRL: Brazilian Real
Goldman Sachs	8/13/19	USD	1,020,656	BRL	4,039,756	$(27,334)
Goldman Sachs	8/13/19	BRL	1,875,000	USD	490,966	(4,555)
EUR: Euro
Bank of America	7/10/19	USD	2,039,127	EUR	1,760,000	36,470
Bank of America	7/10/19	USD	10,190,699	EUR	8,925,000	35,179
Bank of America	10/17/19	USD	878,137	EUR	775,000	(10,447)
Barclays	7/10/19	USD	1,249,947	EUR	1,075,000	26,733
Barclays	10/17/19	USD	9,282,975	EUR	8,125,000	(32,826)
Barclays	10/17/19	USD	795,039	EUR	700,000	(7,553)
Citibank	7/10/19	USD	1,282,290	EUR	1,100,000	30,629
Citibank	7/10/19	USD	2,741,807	EUR	2,425,000	(17,536)
Citibank	10/17/19	USD	820,267	EUR	725,000	(10,989)
Citibank	12/18/19	USD	1,729,691	EUR	1,500,000	1,743
GBP: British Pound
Barclays	7/10/19	USD	769,946	GBP	600,000	7,662
Citibank	10/17/19	USD	2,847,597	GBP	2,175,000	72,819
Citibank	10/17/19	USD	255,234	GBP	200,000	82
THB: Thai Bhat
Barclays	1/22/20	USD	1,219,357	THB	38,300,000	(34,625)
Barclays	6/10/20	USD	754,389	THB	23,420,000	(13,809)
Barclays	6/10/20	USD	2,145,156	THB	66,650,000	(41,025)

Unrealized gain on currency forward contracts						211,317
Unrealized loss on currency forward contracts						(200,699)

Net unrealized gain on currency forward contracts						$10,618

The listed counterparty may be the parent company or one of its subsidiaries.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Notional Amount	Expiration Date	Pay (Semi-Annually)	Receive (Quarterly)	Value	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)
$1,420,000	9/18/49	Fixed 3.25%	USD LIBOR 3-Month	$(327,074)	$(278,802)	$(48,750)

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2019
ASSETS:
Investments in securities, at value (cost $283,426,020)	$292,441,706
Unrealized appreciation on currency forward contracts	211,317
Cash	100
Cash denominated in foreign currency (cost $80)	80
Deposits with broker for futures contracts	728,908
Deposits with broker for swaps	150,245
Receivable for variation margin for futures contracts	8,952
Receivable for variation margin for swaps	6,889
Receivable for investments sold	26,238
Receivable for Fund shares sold	931,139
Dividends and interest receivable	3,250,543
Expense reimbursement receivable	100,645
Prepaid expenses and other assets	4,690

297,861,452

LIABILITIES:
Unrealized depreciation on currency forward contracts	200,699
Cash received as collateral for OTC Derivatives	530,000
Payable for investments purchased	10,912,624
Payable for Fund shares redeemed	42,881
Deferred foreign capital gains tax	90,420
Management fees payable	112,170
Accrued expenses	236,544

12,125,338

NET ASSETS	$285,736,114

NET ASSETS CONSIST OF:
Paid in capital	$277,054,331
Total distributable earnings	8,681,783

$285,736,114

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	25,845,718
Net asset value per share	$11.06

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2019
INVESTMENT INCOME:
Dividends	$94,456
Interest (net of foreign taxes of $48,642)	6,157,394

6,251,850

EXPENSES:
Management fees	622,042
Custody and fund accounting fees	34,689
Transfer agent fees	19,591
Professional services	180,421
Shareholder reports	38,675
Registration fees	62,328
Trustees’ fees	170,833
Miscellaneous	10,980

Total expenses	1,139,559
Expenses reimbursed by investment manager	(579,721)

Net expenses	559,838

NET INVESTMENT INCOME	5,692,012

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	289,210
Futures contracts	(2,808,770)
Swaps	(214,503)
Currency forward contracts	590,260
Foreign currency transactions	(32,695)
Net change in unrealized appreciation/depreciation
Investments in securities (net of increase in deferred foreign capital gains tax of $36,654)	16,055,896
Futures contracts	(52,109)
Swaps	(1,177)
Currency forward contracts	(108,598)
Foreign currency translation	24,862

Net realized and unrealized gain (loss)	13,742,376

NET CHANGE IN NET ASSETS FROM OPERATIONS	$19,434,388

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$5,692,012	$8,249,112
Net realized gain (loss)	(2,176,498)	576,759
Net change in unrealized appreciation/depreciation	15,918,874	(11,885,492)

	19,434,388	(3,059,621)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(10,969,606)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	63,447,269	123,099,819
Reinvestment of distributions	—	10,700,054
Cost of shares redeemed	(23,248,660)	(49,996,330)

Net change from Fund share transactions	40,198,609	83,803,543

Total change in net assets	59,632,997	69,774,316

NET ASSETS:
Beginning of period	226,103,117	156,328,801

End of period	$285,736,114	$226,103,117

SHARE INFORMATION:
Shares sold	5,925,332	11,449,398
Distributions reinvested	—	1,037,870
Shares redeemed	(2,185,781)	(4,697,860)

Net change in shares outstanding	3,739,551	7,789,408

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2019, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$69,903,954
Government-Related	—	15,611,196
Securitized	—	57,283,365
Corporate	—	136,061,546
Short-term Investments
Repurchase Agreements	—	12,445,000
Money Market Fund	1,136,645	—

Total Securities	$1,136,645	$291,305,061

Other Investments
Futures Contracts
Depreciation	$(910,877)	$—
Interest Rate Swaps
Depreciation	—	(48,750)
Currency Forward Contracts
Appreciation	—	211,317
Depreciation	—	(200,699)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may enter into various transactions involving derivative instruments, including currency forward contracts, futures contracts, and swaps, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund may enter into over-the-counter derivatives (each, an “OTC Derivative”), such as currency forward contracts. Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into short Treasury futures contracts, short Euro Government Bond futures contracts, and short UK Gilt futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2019, these futures contracts had U.S. dollar notional values ranging from 16% to 19% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of each interest rate swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Consolidated Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund entered into interest rate swaps in connection with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2019, these interest rate swaps had U.S. dollar notional values up to 1% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund entered into currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Brazilian real, British pound, euro and Thai bhat. During the six months ended June 30, 2019, these currency forward contracts had U.S. dollar total values ranging from 11% to 14% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/(depreciation) on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives, if any, is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for OTC Derivatives. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2019. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Bank of America	$71,649	$(10,447)	$(61,202)	$—
Barclays	34,395	(129,838)	—	(95,443)
Citibank	105,273	(28,525)	(76,748)	—
Goldman Sachs	—	(31,889)	—	(31,889)

Total	$211,317	$(200,699)	$(137,950)	$(127,332)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2020. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At June 30, 2019, Dodge & Cox owned 6% of the Fund’s outstanding shares.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), straddles, derivatives, and distributions.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Ordinary income	—	$9,758,236
		($0.471 per share	)
Long-term capital gain	—	$1,211,370
		($0.060 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2018, the tax basis components of distributable earnings were as follows:

Deferred loss(a)	$(3,174,536)

At June 30, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$282,652,421

Unrealized appreciation	12,024,071
Unrealized depreciation	(3,183,795)

Net unrealized appreciation	8,840,276

(a)

Represents net realized specified loss and capital loss incurred between November 1, 2018 and December 31, 2018. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2019.

Fund management has reviewed the tax positions for the open period (three years and four years, respectively, from filing the Fund’s federal and State tax returns) applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2019, the Fund’s commitment fee amounted to $848 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2019, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $38,734,924 and $29,461,232, respectively. For the six months ended June 30, 2019, purchases and sales of U.S. government securities aggregated $66,008,032 and $44,760,157, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Fund’s adoption of the updated accounting standards on January 1, 2019 did not have a material impact on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30, 2019		Year Ended December 31,				Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
			2018	2017	2016	2015
Net asset value, beginning of period	$10.23		$10.92	$10.33	$9.67	$10.31	$10.73
Income from investment operations:
Net investment income	0.22		0.40	0.37	0.30	0.34	0.16
Net realized and unrealized gain (loss)	0.61		(0.56)	0.49	0.54	(0.98)	(0.44)

Total from investment operations	0.83		(0.16)	0.86	0.84	(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	—		(0.43)	(0.26)	(0.18)	—	(0.14)
Net realized gain	—		(0.10)	(0.01)	—	—	—

Total distributions	—		(0.53)	(0.27)	(0.18)	—	(0.14)

Net asset value, end of period	$11.06		$10.23	$10.92	$10.33	$9.67	$10.31

Total return	8.11%		(1.45)%	8.31%	8.64%	(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$286		$226	$156	$110	$68	$65
Ratio of expenses to average net assets	0.45	%(a)	0.45%	0.49%	0.60%	0.60%	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.92	%(a)	0.92%	1.06%	1.33%	1.41%	2.18	%(a)
Ratio of net investment income to average net assets	4.57	%(a)	4.15%	3.51%	3.77%	3.39%	2.83	%(a)
Portfolio turnover rate	31%		55%	46%	73%	55%	36%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

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DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Not applicable for semi-annual report filings.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman—Principal Executive Officer

Date August 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman—Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer—Principal Financial Officer

Date August 22, 2019